================================================================================

                          Roebling Financial Corp, Inc.


                                   Second Step

                                   Conversion

                                    Valuation

                                    Appraisal


                                  August 2, 2004


================================================================================

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                                Table of Contents
                          Roebling Financial Corp, Inc.
                              Roebling, New Jersey

Introduction                                                                          1
---------------------------------------------------------------------------------------


1.  Overview and Financial Analysis                                                   4
---------------------------------------------------------------------------------------

   GENERAL OVERVIEW                                                                   4
   HISTORY                                                                            5
   STRATEGIC DIRECTION                                                                6
   BALANCE SHEET TRENDS                                                               7
   LOAN PORTFOLIO                                                                     9
   SECURITIES                                                                        12
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                                        13
   ASSET QUALITY                                                                     14
   FUNDING COMPOSITION                                                               17
   ASSET/LIABILITY MANAGEMENT                                                        18
   NET WORTH AND CAPITAL                                                             19
   INCOME AND EXPENSE TRENDS                                                         20
   SUBSIDIARIES                                                                      25
   LEGAL PROCEEDINGS                                                                 25


2.  Market Area Analysis                                                             26
---------------------------------------------------------------------------------------

   MARKET AREA DEMOGRAPHICS                                                          26
   MARKET AREA DEPOSIT CHARACTERISTICS                                               28


3.  Comparisons with Publicly Traded Thrifts                                         29
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   INTRODUCTION                                                                      29
   SELECTION CRITERIA                                                                29
   OVERVIEW OF THE COMPARABLES                                                       32


4.  Market Value Determination                                                       35
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   COMPARABLE GROUP ADJUSTMENTS                                                      35
   FINANCIAL CONDITION                                                               36
   BALANCE SHEET GROWTH                                                              40
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                                       42
   MARKET AREA                                                                       47
   CASH DIVIDENDS                                                                    49
   LIQUIDITY OF THE ISSUE                                                            51
   RECENT REGULATORY MATTERS                                                         52
   MANAGEMENT                                                                        53
   SUBSCRIPTION INTEREST                                                             54
   VALUATION ADJUSTMENTS                                                             56


6.  Valuation                                                                        57
---------------------------------------------------------------------------------------

   DISCUSSION OF WEIGHT GIVEN TO VALUATION MULTIPLES                                 57
   EVALUATION OF THE EXCHANGE RATIO                                                  59
   OFFERING VALUE IN RELATION TO COMPARABLES                                         60
   COMPRARISON TO ILLIQUID FULLY CONVERTED THRIFTS                                   62
   COMPARISON TO OTHER SELECTED THRIFT INSTITUTIONS                                  64
   VALUATION CONCLUSION                                                              65


---------------------------------------------------------------------------------------


                                 List of Figures
                          Roebling Financial Corp, Inc.
                              Roebling, New Jersey


Figure 1 - Current Branch List                                                           4
Figure 2 - Asset and Retained Earnings Chart                                             7
Figure 3 - Key Balance Sheet Data                                                        8
Figure 4 - Key Ratios                                                                    8
Figure 5 - Net Loans Receivable Chart                                                    9
Figure 6 - Loan Mix as of March 31, 2004 Chart                                          10
Figure 7 - Loan Mix                                                                     11
Figure 8 - Securities Chart                                                             12
Figure 9 - Investment Mix                                                               13
Figure 10 - Non-Performing Assets Chart                                                 14
Figure 11 - Non-Performing Assets                                                       15
Figure 12 - Allowance for Possible Loan and Lease Losses Chart                          16
Figure 13 - Deposit and Borrowing Trend Chart                                           17
Figure 14 - Net Portfolio Value                                                         18
Figure 15 - Regulatory Capital Adequacy                                                 19
Figure 16 - Net Income Chart                                                            20
Figure 17 - Average Yields and Costs                                                    21
Figure 18 - Spread and Margin Chart                                                     22
Figure 19 - Income Statement Trends                                                     23
Figure 20 - Profitability Trend Chart                                                   24
Figure 21 - Population Demographics                                                     26
Figure 22 - Household Characteristics                                                   27
Figure 23 - Roebling Market Area                                                        28
Figure 24 - New Egypt Market Area                                                       28
Figure 25 - Comparable Group                                                            31
Figure 26 - Key Financial Indicators                                                    34
Figure 27 - Key Balance Sheet Data                                                      36
Figure 28 - Capital Data                                                                37
Figure 29 - Asset Quality Table                                                         38
Figure 30 - Balance Sheet Growth Data                                                   40
Figure 31 - Net Income Chart                                                            43
Figure 32 - Profitability Data                                                          44
Figure 33 - Income Statement Data                                                       45
Figure 34 - Market Area Data                                                            47
Figure 35 - Dividend Data                                                               49
Figure 36 - Market Capitalization Data                                                  51
Figure 37 - Second Step Conversions                                                     54
Figure 38 - Recent Standard Conversion Performance                                      55
Figure 39 - Value Range - Full Offering                                                 60
Figure 40 - Value Range Pricing Multiples                                               60
Figure 41 - Comparable Pricing Multiples to the Bank's Pro Forma Midpoint               61

Figure 42 - Comparable Pricing Multiples to the Bank's Pro Forma Super Maximum          61
Figure 43 - Illiquid Comparable Pricing Multiples to the Bank's Pro Form Midpoint       63
FIgure 44 - Illiquid Comparable Pricing Multiples to the Bank's Pro Forma Super Maximum 63
Figure 45 - Comparison to Other Selected Thrift Institutions                            64


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

                                List of Exhibits
                          Roebling Financial Corp, Inc.
                              Roebling, New Jersey

   Exhibit
--------------

          1.   Firm Overview

          2.   Consolidated Balance Sheets

          3.   Consolidated Income Statements

          4. Reconciliation of TFR Statement of Operations to Consolidated Statements of Income

          5.   Consolidated Statements of Cash Flows

          6.   Consolidated Statements of Stockholder's Equity


          7.   Selected Data on Comparable Group


          8.   Industry Multiples

          9.   Second Step Conversion Performance

          10.  Recent Standard Conversion Performance

          11.  Appraisal Pro Forma March 31, 2004 - 12 Months Data

          12.  Offering Circular Pro Forma September 30, 2003 - 12 Months Data

          13.  Offering Circular Stub Pro Forma March 31, 2004 - 6 Months Data


          14.  Selected Data on Illiquid Comparable Group


--------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                                    Page: 1
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Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro forma market value of the common stock (the "Common Stock") in connection with the conversion and reorganization of Roebling Bank from the two-tier mutual holding company structure to the stock holding company structure (the "Conversion"). Roebling Bank is currently a wholly owned subsidiary of Roebling Financial Corp, Inc., a federal corporation (the "Mid-Tier" or on a consolidated basis the "Bank"), which is the partially owned subsidiary of Roebling Financial Corp., MHC (the "MHC"), both of which will be merged out of existence, and Roebling Bank will become a wholly owned subsidiary of the Roebling Financial Corp, Inc. (the "Company"). The Bank is headquartered in Roebling, New Jersey and on March 31, 2004 had $87.5 million in assets, $79.0 million in deposits and $7.5 million in stockholders' equity. The Bank is a federally chartered savings association whose principal regulator is the Office of Thrift Supervision ("OTS"). All of the Bank's deposit accounts, up to the regulatory limits, are insured by the Savings Association Insurance Fund ("SAIF") of the Federal Deposit Insurance Corporation ("FDIC"). As of March 31, 2003, the Bank maintained three branch offices and one loan center located in New Jersey.

This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Banks Converting from Mutual to Stock Form of Organization" of the OTS which have been adopted in practice by the FDIC, including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the unaudited financial statements of the Bank's and the Mid-Tier's (hereinafter, collectively referred to as the "Bank") operations for the six month period ended March 31, 2004 and the Bank's audited financial statements for the twelve month period ended September 30, 2003. We have conducted due diligence analysis on the Bank and held due diligence related discussions with the Bank's management and board, Fontanella and Babitts, Certified Public Accountants (the Bank's independent audit firm), Malizia Spidi & Fisch, P.C. (the Bank's special counsel), Keefe, Bruyette & Woods, Inc. (the Bank's marketing advisor). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.

Conversion Valuation Appraisal Report                                    Page: 2
================================================================================


The Company is offering a minimum of 630,878 shares and a maximum of 853,532 shares of common stock (the "Conversion Stock") at $10.00 per share to persons with priority subscription rights in a subscription offering and to other members of the public in a community offering (the "Offerings"). These shares represent the MHC's ownership interest in the Mid-Tier Holding Company based on an independent appraisal, which may be increased by up to 15% without resolicitation. At the supermaximum, the company would offer 981,551 shares. The table below sets forth information regarding the sale of Conversion Stock in the Offerings.

The Company will issue a minimum of 537,872 shares, a maximum of 727,718 shares and a supermaximum of 836,887 shares of common stock (the "Exchange Shares") to the shareholders of the Mid-Tier Holding Company (other than the MHC) in exchange for their Mid-Tier Holding Company common stock (the "Exchange"). The Company will not pay or receive any cash in the Exchange, except that cash will be paid in lieu of fractional shares. The number of Exchange Shares to be issued is dependent upon the amount of Conversion Stock sold, with an exchange ratio designed to provide the Mid-Tier Holding Company's shareholders (other than the MHC) with approximately the same percentage ownership interest in the Company that they have in the Mid-Tier holding Company.

The sum of the Conversion Stock and the Exchange Shares represent the total amount of Common Stock to be issued in the Conversion, which sum is a minimum of 1,168,750 shares and a maximum of 1,581,250 shares. If the independent appraisal were increased by 15%, the adjusted maximum amount of Conversion Stock, Exchange Shares and total shares would be increased to 981,551 shares 836,887 shares and 1,818,438 shares, respectively.

The Mid-Tier Holding Company common stock is currently quoted on the OTC Bulletin Board under the symbol "ROEB." The Company has applied to the NASDAQ Stock Market under the same symbol upon completion of the Conversion.

Conversion Valuation Appraisal Report                                    Page: 3
================================================================================


In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Reorganization on the Bank, operation and expected financial performance as they related to the Bank's estimated pro forma value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the Conversion and Reorganization. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Conversion and Reorganization will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank's financial condition, operating performance, management policies and procedures, and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro forma market value of the Bank, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained at that time.

Conversion Valuation Appraisal Report                                    Page: 4
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1.  Overview and Financial Analysis

------------------------------------
          GENERAL OVERVIEW
------------------------------------


As of March 31, 2004, the Bank had $87.5 million in total assets, $79.0 million in deposits, $58.8 million in net loans and $7.5 million in equity.

The following table shows the Bank's branch network as of March 31, 2004.

                         FIGURE 1 - CURRENT BRANCH LIST

--------------------------------------------------------------------------------------------------------------
                                                                 Net Book Value at    Branch Deposits at
Office Location       Address                   Owned/Leased      March 31, 2004       March 31, 2004
--------------------------------------------------------------------------------------------------------------
                                                                              (in thousands)
--------------------------------------------------------------------------------------------------------------
                      Route 130 South and
Main Office           Delaware Avenue           Owned                  $904               $43,236
                      Roebling, NJ
--------------------------------------------------------------------------------------------------------------
                      34 Main Street
Village Office        Roebling, NJ              Owned                   $85                $7,689
--------------------------------------------------------------------------------------------------------------
                      8 Jacobstown Road
New Egypt Office      Roebling, NJ              Owned                  $665               $28,050
--------------------------------------------------------------------------------------------------------------
                      761 Delaware Avenue
Loan Center           Roebling, NJ              Leased                  $36                    na
--------------------------------------------------------------------------------------------------------------


Conversion Valuation Appraisal Report                                    Page: 5
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------------------------------------
             HISTORY
------------------------------------


Roebling Bank was founded in 1922 to service the home mortgage needs of the Village of Roebling. Over the next 80 years, the Bank's mission expanded to provide a full range of consumer and commercial banking services. Roebling Bank has been a stock savings bank since 1997. Roebling Bank operates two Banking Facilities plus a Loan Center in Roebling as well as a Banking Center in New Egypt.

Conversion Valuation Appraisal Report                                    Page: 6
================================================================================


------------------------------------
        STRATEGIC DIRECTION
------------------------------------


On January 31, 2000, Roebling Bank completed its reorganization and formed the Mid-Tier as a stock holding company of Roebling Bank. The former holders of the common stock of Roebling Bank became stockholders of the Mid-Tier and each outstanding share of common stock of the Roebling Bank was converted into a share of common stock of the Mid-Tier on a one-for-one basis. The Mid-Tier has outstanding 425,500 shares of common stock, of which 195,960 are owned by public stockholders and the remainder of which are held by the mutual holding company. The Company's business is conducted primarily through its wholly-owned subsidiary, Roebling Bank. References to the Mid-Tier refer to the consolidated entity which includes the main operating company, Roebling Bank, unless the context indicates otherwise.

The Roebling Bank, a federally chartered stock savings bank, has three retail offices, two located in Roebling and one located in New Egypt, New Jersey. In addition, a loan center office is located in Roebling. From these locations, Roebling Bank primarily serves the towns of Roebling, Florence Township and New Egypt. Roebling Bank's secondary market includes Burlington City, Cream Ridge, Wrightstown, Bordentown City and Springfield, Mansfield, Bordentown, Plumsted, New Hanover and North Hanover Townships.


Competition

The competition for deposits comes from other insured financial institutions such as commercial banks, thrift institutions (including savings banks), credit unions and multi-state regional banks in the Bank's market areas. Competition for funds also includes a number of insurance products sold by local agents and investment products such as mutual funds and other securities sold by local and regional brokers. The Bank maintains and attracts customers by offering competitive interest rates and a high level of personal service.

Conversion Valuation Appraisal Report                                    Page: 7
================================================================================


------------------------------------
        BALANCE SHEET TRENDS
------------------------------------


From September 30, 2001 to March 31, 2004, the Bank's balance sheet has increased from $73.1 million to $87.5 million, or $14.4 million. Equity has also increased from $6.0 million at September 30, 2001 to $7.5 million at March 31, 2004. The equity to assets ratio is currently 8.59%.

                  FIGURE 2 - ASSET AND RETAINED EARNINGS CHART

[BAR GRAPH SHOWING ASSETS AND STOCKHOLERS EQUITY IN THOUSANDS AT END OF LAST THREE FISCAL YEARS AND MOST RECENT QUARTER WITH FOLLOWING DATA POINTS:

                         Date           Assets          Equity
                         ----           ------          ------

                        9/30/01         $73,132         $5,975
                        9/30/02          82,217          6,732
                        9/30/03          87,744          7,180
                        3/31/04          87,485          7,513


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                    Page: 8
================================================================================


The following tables set forth certain information concerning the financial position of the Bank along with selected ratios at the dates indicated.

                        FIGURE 3 - KEY BALANCE SHEET DATA

------------------------------------------------------------------------------
Selected Financial Highlights        At March 31,         At September 30,
                               -----------------------------------------------
     $ in thousands                2004        2003     2003     2002     2001
------------------------------------------------------------------------------
                                     (Unaudited)

Assets                         $ 87,485    $ 83,980 $ 87,744 $ 82,217 $ 73,132
Loans recievable, net            58,772      51,628   55,362   45,731   43,096
Securities:
     Available for sale          20,787      22,142   23,884   23,143   12,217
     Held to maturity             1,251       2,170    1,802    3,080    6,273
Deposits                         78,976      76,008   78,408   74,361   66,200
Total stockholders' equity     $  7,513    $  6,980 $  7,180 $  6,732 $  5,975
------------------------------------------------------------------------------

Source:  Offering Prospectus

                              FIGURE 4 - KEY RATIOS

------------------------------------------------------------------------------------------------------------------------------------
Selected Ratios and Other Data:                                                  At March 31,                At September 30,
                                                                           ---------------------------------------------------------
                                                                              2004         2003        2003        2002        2001
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Performance Ratios:
Return on average assets                                                      0.54%        0.62%       0.65%       0.76%       0.62%
Return on average equity                                                      6.52         7.60        7.85        9.16        6.66
Net interest rate spread                                                      3.74         3.60        3.62        3.81        3.72
Net interest margin                                                           3.98         3.96        3.95        4.23        4.38
Average interest-earning assets to average interest-bearing liabilities     121.86       122.46      122.64      121.37      122.03
Efficency ratio (operating expenses divided by the sum of net interest
  income and other income)                                                   77.05        72.96       72.48       70.55       75.38

Asset Quality Ratios:
Nonperforming loans to total loans, net at period end                         0.20%        0.88%       0.14%       0.00%       0.33%
Nonperforming assets to total assets at period end                            0.14         0.54        0.09        0.00        0.24
Net chargeoffs to average loans outstanding                                   0.00         0.00       (0.01)       0.00        0.01
Allowance for loan losses to total loans at period end                        0.83         0.86        0.85        0.89        0.73
Allowance for loan losses to non-performing loans at period end               4.07x            x       5.91x         NM        2.07x

Capital Ratios:
Average equity to average assets                                              8.31%        7.86%       8.31%       8.27%       9.32%
Equity to assets at period end                                                8.59         8.31        8.18        8.19        8.17

Full-service offices:                                                            3            3           3           3           3
------------------------------------------------------------------------------------------------------------------------------------


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                    Page: 9
================================================================================


------------------------------------
         LOAN PORTFOLIO
------------------------------------


The Bank's loan portfolio has increased by $15.7 million or 36.37% from September 30, 2001 to March 31, 2004. The Bank's net loan to asset ratio was 67.18% at March 31, 2004.

                      FIGURE 5 - NET LOANS RECEIVABLE CHART

[BAR GRAPH SHOWING LOANS RECEIVABLE, NET IN THOUSANDS AND RATIO OF NET LOANS TO ASSETS AT END OF LAST THREE FISCAL YEARS AND MOST RECENT QUARTER WITH FOLLOWING DATA POINTS:

                                       Net Loans       Net Loans
                        Date           Receivable      to Assets
                        ----           ----------      ---------

                        9/01            $43,096         58.93%
                        9/02             45,731         55.62
                        9/03             55,362         63.09
                        3/04             58,772         67.18

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 10
================================================================================


The majority of the Bank's loan portfolio is composed of residential 1-4 family loans. However, the Bank does have significant home equity loans and commercial mortgage portfolios.

                 FIGURE 6 - LOAN MIX AS OF MARCH 31, 2004 CHART
                        [PIE CHART WITH FOLLOWING DATA]

                One to four family mortgage             53.7%
                Multi-family Mortgage                    1.2%
                Construction & land                      1.3%
                Commercial Mortgage                     15.2%
                Home Equity                             25.3%
                Commercial Business                      2.7%
                Other Consumer                           0.7%

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 11
================================================================================


Since September 30, 2001, the Bank's loan mix has shifted toward commercial mortgages. As a percentage of the loan portfolio, commercial mortgages increased from 8.0% at September 30, 2001 to 15.2% at March 31, 2004. Home equity loans have declined as a percentage of the portfolio from 35.9% to 25.3% over the same period.

                               FIGURE 7 - LOAN MIX

-----------------------------------------------------------------------------------------------------------------------------------
                                          At March 31,                            At September 30,
                                         ------------------------------------------------------------------------------------------
                                            2004                  2003                   2002                  2001
                                         ------------------------------------------------------------------------------------------
                                           Amount    Percent     Amount     Percent     Amount    Percent     Amount     Percent
                                                     of Total              of Total               of Total              of Total
                                         ------------------------------------------------------------------------------------------
                                                                               (Dollars in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Real estate:
One to four family                         $ 31,815     53.72%   $ 32,470      58.18%   $ 23,768     51.58%   $ 19,852      45.61%
Multi family                                    708      1.19%        190       0.34%         92      0.20%          -       0.00%
Construction and land                           741      1.25%        497       0.89%        698      1.51%      1,948       4.47%
Commercial real estate                        9,013     15.22%      5,970      10.70%      3,665      7.95%      3,470       7.97%
                                         ------------------------------------------------------------------------------------------
    Total real estate loans                  42,277     71.38%     39,127      70.11%     28,223     61.24%     25,270      58.05%
                                         ------------------------------------------------------------------------------------------
Consumer and commercial loans:
Home equity                                  14,966     25.27%     14,524      26.02%     15,533     33.71%     15,604      35.85%
Commercial                                    1,574      2.66%      1,711       3.07%      1,731      3.76%      1,879       4.32%
Other consumer                                  411      0.69%        449       0.80%        595      1.29%        775       1.78%
                                         ------------------------------------------------------------------------------------------
    Total consumer and commercial loans      16,951     28.62%     16,684      29.89%     17,859     38.76%     18,258      41.95%
                                         ------------------------------------------------------------------------------------------
Total loans                                  59,228    100.00%     55,811   100.00%       46,082    100.00%     43,528     100.00%
                                         -----------           -----------            -----------           -----------
Less:
  Loans in process                                -                     -                      -                   172
  Net deferred loan origination costs           (33)                  (24)                   (58)                  (55)
  Allowance for loan losses                     489                   473                    409                   315
                                         -----------           -----------            -----------           -----------
       Total loans, net                    $ 58,772              $ 55,362               $ 45,731              $ 43,096
-----------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 12
================================================================================


------------------------------------
            SECURITIES
------------------------------------


The Bank's security portfolio increased between September 30, 2001 and September 30, 2002 but has decreased since that point. The portfolio mix has shifted toward investment securities and away from MBS.

                           FIGURE 8 - SECURITIES CHART

                        Sep-01          Sep-02          Sep-03          Mar-04
                        ------          ------          ------          ------

MBS                     $ 9,448         $14,030         $ 9,216         $ 7,458
Investments               9,041          12,193          16,470          14,580
                        -------         -------         -------         -------
Total                   $18,489         $26,223         $25,686         $22,038
                        =======         =======         =======         =======

Note: Securities classified as available-for-sale are shown at fair value while securities held to maturity are shown at amortized cost.

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 13
================================================================================


------------------------------------------
INVESTMENTS AND MORTGAGE-BACKED SECURITIES
------------------------------------------


The Bank has shifted the classification of the investment portfolio from held-to-maturity to available-for-sale. The Bank has shift the portfolio mix toward US government agencies and away from MBS.

                            FIGURE 9 - INVESTMENT MIX

--------------------------------------------------------------------------------------
                                                             At September 30,
                                         At March 31, --------------------------------
                                             2004       2003       2002        2001
                                           ---------  ---------  ----------  ---------
                                                         (In thousands)
Investment securities held-to-maturity:
  U.S. government and agency securities       $ 206      $ 260       $ 546    $ 1,142
  Corporate and municipal debt instruments      216        526         552      1,312
  Mortgage-backed securities (1)                829      1,016       1,982      3,819
                                           ---------  ---------  ----------  ---------
     Total investment securities
       held-to-maturity                       1,251      1,802       3,080      6,273
                                           ---------  ---------  ----------  ---------
Investment securities available for sale:
  U.S. government and agency securities      14,128     15,656      11,071      6,555
  Fannie Mae stock                               30         28          24         32
  Mortgage-backed securities                  6,629      8,200      12,048      5,629
                                           ---------  ---------  ----------  ---------
     Total investment securities available
       for sake                              20,787     23,884      23,143     12,216
                                           ---------  ---------  ----------  ---------
Total investment securities                $ 22,038   $ 25,686    $ 26,223   $ 18,489
--------------------------------------------------------------------------------------

(1) Includes CMOs

Source: Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 14
================================================================================


------------------------------------
          ASSET QUALITY
------------------------------------

The Bank's loans 90 days past due were $120 thousand at March 31, 2004. As a percentage of assets, nonperforming assets decreased from 0.21% at September 30, 2001, to 0.14%, at March 31, 2004.

                     FIGURE 10 - NON-PERFORMING ASSETS CHART
                                ($ in thousands)

                        Sep-01          Sep-02          Sep-03          Mar-04
                        ------          ------          ------          ------

REO and other NPAs      $   26          $    0          $    0          $    0
Nonperforming loans     $  152          $    0          $   80          $  120
NPAs to Total Assets      0.24%           0.00%           0.00%           0.00%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 15
================================================================================


The Bank's nonperforming loan to loans ratio was 0.20% at March 31, 2004. Additionally, nonperforming assets as a percentage of total assets was 0.14% at the same date.

                        FIGURE 11 - NON-PERFORMING ASSETS

--------------------------------------------------------------------------------
                                                           At  March 31. 2004
                                                             ($ in thousands)
--------------------------------------------------------------------------------

Non-performing loans                                               $   120
Real estate owned and other NPA                                          -
--------------------------------------------------------------------------------
   Total non-performing assets                                     $   120

Non-performing loans as a percentage of loans                        0.20%
Non-performing assets as a percentage of assets                      0.14%
--------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 16
================================================================================


The Bank's allowance for loan and lease losses has increased from $315 thousand at September 30, 2001, to $489 thousand at March 31, 2004. The ALLL to loans receivable ratio has trended downward since September 30, 2002. At March 31, 2004 the Bank's ALLL to loans ratio was 0.83%.

         FIGURE 12 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART

        [BAR GRAPH SHOWING ALLOWANCE IN THOUSANDS AND RATIO OF ALLOWANCE
                   TO TOTAL LOANS WITH FOLLOWING DATA POINTS]

                                                   Allowance to
               Date            Allowance           Total Loans
               ----            ---------           -----------

               9/01              $315                 0.73%
               9/02               409                 0.89
               9/03               473                 0.85
               3/04               489                 0.83


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 17
================================================================================


------------------------------------
       FUNDING COMPOSITION
------------------------------------


Overall, deposits have increased from $66.2 million at September 30, 2001 to $79.0 million at March 31, 2004, or 19.30%. The Bank did not have any outstanding borrowings at March 31, 2004.

                  FIGURE 13 - DEPOSIT AND BORROWING TREND CHART
                                ($ in thousands)
                       [BAR GRAPH SHOWING FOLLOWING DATA]

                        Sep-01          Sep-02          Sep-03          Mar-04
                        ------          ------          ------          ------

Total Deposits          $66,200         $74,361         $78,408         $78,976
Borrowed Funds          $     0         $     0         $ 1,200         $     0


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 18
================================================================================


------------------------------------
    ASSET/LIABILITY MANAGEMENT
------------------------------------


The following chart illustrates the Bank's net portfolio value ("NPV") ratio at March 31, 2004, as calculated by the OTS. At +200 basis points the Bank's net portfolio value ratio is 10.73% and the sensitivity measure is 131 bps. The capital infusion should improve the Bank's interest rate risk position.

                         FIGURE 14 - NET PORTFOLIO VALUE

           ---------------------------------------------------
                                At March 31, 2004
           ---------------------------------------------------
              Changes in Rate          Net Portfolio Value
                                       Ratio         Change
           ---------------------------------------------------
                          300           9.74%       -230 bps.
                          200          10.73%       -131 bps.
                          100          11.52%        -54 bps.
                            0          12.03%
                         -100          11.80%        -24 bps.


Source:  Offering Circular

Conversion Valuation Appraisal Report                                   Page: 19
================================================================================


------------------------------------
       NET WORTH AND CAPITAL
------------------------------------


At March 31, 2004, the Bank had capital well in excess of the minimum requirements for all regulatory capital requirements. The table below only accounts for the capital held at Roebling Bank and does not account for the capital at the mid-tier and the MHC.

                     FIGURE 15 - REGULATORY CAPITAL ADEQUACY

--------------------------------------------------------------------------------
                                                 Actual at March 31, 2004
                                           -------------------------------------
Regulatory Capital Position                                        Percentage of
                                               Amount                 Assets
--------------------------------------------------------------------------------

GAAP Capital                                   $ 7,363                 8.59%
                                               -------
Tier 1 (Core) Capital
Capital Level                                  $ 7,187                 8.24%
Requirement                                      3,489                 4.00%
                                               -------
Excess                                         $ 3,698                 4.24%

Total Risk-Based Capital:
Capital Level                                  $ 7,668                14.81%
Requirement                                      4,142                 8.00%
                                               -------
Excess                                         $ 3,526                 6.81%
--------------------------------------------------------------------------------


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 20
================================================================================


------------------------------------
    INCOME AND EXPENSE TRENDS
------------------------------------


The Bank's annualized net income for the six months ended March 31, 2004, of $478 thousand, was below the net income for the twelve month period ended September 30, 2003 of $559 thousand.

                          FIGURE 16 - NET INCOME CHART
                                ($ in thousands)

                        Sep-01          Sep-02          Sep-03          Mar-04
                        ------          ------          ------          ------

Net Income              $  387          $  582          $  559          $  478

Note: The Mar-04 figure represents the annualized six month period ended
      March 31, 2004.

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 21
================================================================================


Interest rate spread and margin increased for the six month period ended March 31, 2004 when compared to the same six month period in 2003. The increase was attributable to cost of interest bearing liabilities declining more than yield on earning assets declined.

                      FIGURE 17 - AVERAGE YIELDS AND COSTS

-----------------------------------------------------------------------------------------------------------------------
                                                                  For the Six Months Ended March 31,
                                                 ----------------------------------------------------------------------
                                                               2004                               2003
                                                 ----------------------------------------------------------------------
                                                  Average                Average      Average               Average
                                                  Balance    Interest   Yield/Cost    Balance   Interest   Yield/Cost
-----------------------------------------------------------------------------------------------------------------------
                                                                          ($ in thousands)
Interest-earning assets:
 Loans receivable                                  $ 57,479    $ 1,712        5.96%    $ 48,868   $ 1,605        6.62%
 Investment securities                               23,490        378        3.22%      26,216       526        4.01%
 Other interest-earning assets                        2,654         33        2.47%       4,498        64        2.87%
                                                 ----------------------------------------------------------------------
         Total interest-earning assets               83,623    $ 2,123        5.08%      79,582   $ 2,195        5.55%
                                                            -----------                         ----------
Non-interest-earning assets                           4,724                               4,309
                                                 -----------                        ------------
         Total assets                              $ 88,347                            $ 88,891

Interest-bearing liabilities:
 Interest-bearing checking                         $ 11,681    $    15        0.26%    $ 10,572   $    29        0.55%
 Savings accounts                                    22,535         75        0.67%      19,416       120        1.24%
 Money market accounts                                6,785         26        0.77%       6,350        48        1.50%
 Certificates of deposit                             27,416        342        2.49%      28,639       435        3.05%
 Borrowings                                             195          1        1.03%          11         -            -
                                                 ----------------------------------------------------------------------
Total interest-bearing liabilities                   68,612    $   459        1.34%      64,988   $   632        1.95%
                                                            -----------                         ----------
Non-interest-bearing liabilities                     12,390                              11,919
                                                 -----------                        ------------
Total liabilities                                    81,002                              76,907
Stockholders' equity                                  7,345                               6,984
                                                 -----------                        ------------
Total liabilities and stockholders' equity         $ 88,347                            $ 83,891
Net interest income                                            $ 1,664                            $ 1,563
Interest rate spread                                                          3.74%                              3.60%
Net interest margin                                                           3.98%                              3.96%
Ratio of average interest-earning assets to
  average interest-bearing liabilities                                      121.86%                            122.46%
-----------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 22
================================================================================


Both spread and margin increased from the year ended September 30, 2003 to the six months ended March 31, 2004. Net interest margin trended downward from the twelve months ended September 30, 2001 to the twelve months ended September 30, 2003.

                       FIGURE 18 - SPREAD AND MARGIN CHART

                      [LINE GRAPH SHOWING FOLLOWING DATA]


                Sep-01          Sep-02          Sep-03          Mar-04
                ------          ------          ------          ------

Spread          3.72%           3.81%           3.62%           3.74%
Margin          4.38%           4.23%           3.95%           3.98%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 23
================================================================================


The Bank's net income for the six month period ended March 31, 2004 was $239 thousand which was a $22 thousand decrease from the $261 thousand net income for the six month period ended March 31, 2003. This corresponds to a reduction in fully diluted EPS to $0.56 from $0.62 for the respective time periods. The decrease in net income was primarily the result of an increase in non-interest expense of $143 thousand that more than offset a $121 thousand increase in net interest income after provision for loan losses.

                       FIGURE 19 - INCOME STATEMENT TRENDS

--------------------------------------------------------------------------------------------------------------------------------
                                                               For the Six Months                For the Fiscal Year Ended
                                                                 Ended March 31,                       September 30,
                                                      --------------------------------------------------------------------------
Selected Operating Data:                                         2004            2003          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                    (Unaudited)                        ($ in thousands)
                                                      --------------------------------------------------------------------------
Interest income                                                $2,123          $2,195        $4,380        $4,494        $4,304
Interest expense                                                  459             632         1,175         1,419         1,745
                                                               ------          ------        ------        ------        ------
Net interest income                                             1,664           1,563         3,205         3,075         2,559
Provision for loan losses                                          16              36            60            96            91
                                                               ------          ------        ------        ------        ------
Net interest income after provision for loan losses             1,648           1,527         3,145         2,979         2,468
Noninterest income                                                227             238           501           440           402
Noninterest expense                                             1,457           1,314         2,686         2,481         2,232
                                                               ------          ------        ------        ------        ------
Income before tax expense                                         418             451           960           938           638
Income tax expense                                                179             190           401           356           251
                                                               ------          ------        ------        ------        ------
Net income                                                       $239            $261          $559          $582          $387
                                                               ======          ======        ======        ======        ======
Earnings per share - basic                                      $0.57           $0.63         $1.34         $1.40         $0.93
                                                               ======          ======        ======        ======        ======
Earnings per share - diluted                                    $0.56           $0.62         $1.33         $1.39         $0.93
                                                               ======          ======        ======        ======        ======
Book value per share                                           $17.66          $16.40        $16.88        $15.82        $14.04
                                                               ======          ======        ======        ======        ======
--------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 24
================================================================================


The Bank's ROAA and ROAE were 0.54% and 6.52%, respectively, for the six months ended March 31, 2004. Profitability ratios have trended downward since the year ended September 30, 2002.

                      FIGURE 20 - PROFITABILITY TREND CHART

                      [LINE GRAPH SHOWING FOLLOWING DATA]


                        Sep-01          Sep-02          Sep-03          Mar-04
                        ------          ------          ------          ------

ROAA                    0.62%           0.76%           0.65%           0.54%
ROAE                    6.66%           9.16%           7.85%           6.52%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 25
================================================================================


------------------------------------
          SUBSIDIARIES
------------------------------------


The Mid-Tier has no subsidiaries other than Roebling Bank. Roebling Bank does not have any subsidiaries.


------------------------------------
        LEGAL PROCEEDINGS
------------------------------------


The Bank and its subsidiaries, from time to time, are a party to routine litigation, which arises in the normal course of business, such as claims to enforce liens, condemnation proceedings on properties in which Roebling Bank holds security interests, claims involving the making and servicing of real property loans, and other issues incident to the business of Roebling Bank. There were no lawsuits pending or known to be contemplated against us at March 31, 2004 that would have a material effect on the Bank's operations or income.

Conversion Valuation Appraisal Report                                   Page: 26
================================================================================


2.  Market Area Analysis


------------------------------------
     MARKET AREA DEMOGRAPHICS
------------------------------------


The following tables summarize the demographics for the Bank's markets. The markets were defined as the zip code in which the Bank operates a branch.

                       FIGURE 21 - POPULATION DEMOGRAPHICS

_______________________________________________________________________________________________________________
                                                                      08554 Roebling, NJ   08533 New Egypt, NJ   Burlington
                                                                                   INDEX                 INDEX   County, NJ
___________________________________________________________________________________________________________________________
LAND AREA (miles)                                                        1.17                    17.22               804.57
POPULATION
    1990 CENSUS                                                      3,763.00                 4,718.00           305,066.00
    2000 CENSUS                                                      3,671.00                 5,474.00           423,394.00
    2002 ESTIMATE                                                    3,713.00                 5,623.00           429.273.00
    2007 PROJECTION                                                  3,822.00                 6,011.00           443,858.00
         GROWTH 1990 TO 2002                                           -1.33%                   19.18%                8.66%
         PROJECTED GROWTH 2002 to 2007                                  2.94%                    6.90%                3.40%
    POPULATION DENSITY 2002 (persons/sq mile)                         3,170.8       5.94         326.6    0.61        533.5
POPULATION BY SEX - 2002 EST                                            3,713                    5,623              429,273
    MALE                                                               46.46%       0.94        50.12%    1.01       49.40%
    FEMALE                                                             53.54%       1.06        49.88%    0.99       50.60%
MARITAL STATUS (POP AGE 15*)                                         2,895.00                 4,293.00              339,904
    MALE, NEVER MARRIED                                                11.61%       0.77        14.40%    0.96       15.05%
    FEMALE, NEVER MARRIED                                              11.92%       1.05        10.20%    0.90       11.40%
    TOTAL MARRIED                                                      57.69%       1.00        61.19%    1.06       57.64%
    MALE, PREVIOUSLY MARRIED                                            5.49%       1.10         4.78%    0.95        5.01%
    FEMALE, PREVIOUSLY MARRIED                                         13.30%       1.22         9.43%    0.87       10.90%
POPULATION BY AGE - 2002 EST                                            3,713                    5,623              429,273
    UNDER 4 YEARS                                                       6.44%       1.02         6.53%    1.03        6.34%
    5 TO 9 YEARS                                                        8.08%       1.16         8.43%    1.21        6.97%
    10 T0 14 YEARS                                                      7.51%       1.00         8.70%    1.16        7.51%
    15 TO 19 YEARS                                                      6.76%       1.07         7.06%    1.11        6.34%
    20 TO 24 YEARS                                                      4.74%       0.85         5.35%    0.98        5.48%
    25 TO 34 YEARS                                                     13.90%       1.05        11.79%    0.89       13.18%
    35 TO 44 YEARS                                                     17.59%       1.01        20.86%    1.20       17.33%
    45 TO 54 YEARS                                                     14.06%       0.96        14.49%    0.99       14.71%
    55 TO 59 YEARS                                                     5.68%        1.02         5.05%    0.90        5.59%
    60 TO 64 YEARS                                                     3.47%        0.84         3.41%    0.83        4.13%
    65 TO 69 YEARS                                                     2.59%        0.75         2.90%    0.84        3.46%
    70 TO 74 YEARS                                                     2.75%        0.86         1.90%    0.60        3.20%
    78 TO 79 YEARS                                                     2.50%        0.95         1.62%    0.62        2.63%
    80 TO 84 YEARS                                                     2.64%        1.50         1.10%    0.83        1.76%
    85 + YEARS                                                         1.29%        0.94         0.80%    0.58        1.38%
    MEDIAN AGE                                                         36.46        0.97         36.03    0.96        37.41
EDUCATION ATTAINMENT (POP AGE 25+)                                     2,468                     3,595              289,165
    ELEMENTARY                                                        12.20%        2.13         8.65%    1.51        5.72%
    SOME HIGH SCHOOL                                                  15.36%        1.29        14.27%    1.20       11.92%
    HIGH SCHOOL GRADUATE                                              36.10%        1.10        46.34%    1.41       32.76%
    SOME COLLEGE                                                      17.34%        0.93        15.52%    0.83       18.59%
    COLLEGE ASSOCIATES DEGREE                                          4.29%        0.68         4.01%    0.63        6.34%
    COLLEGE BACHELORS DEGREE                                          11.55%        0.68         9.12%    0.53       17.08%
    COLLEGE GRADUATE DEGREE                                            3.16%        0.42         2.09%    0.28        7.58%
POPULATION BY RACE - 2002 EST                                          3,713                    5,623               429,273
    WHITE                                                             88.07%        1.16        91.16%    1.20       75.66%
    BLACK                                                              6.49%        0.43         2.15%    0.14       15.05%
    INDIAN                                                             0.11%        0.60         0.16%    0.89        0.18%
    ASIAN                                                              1.67%        0.60         0.91%    0.32        2.80%
    PACIFIC ISLANDER                                                   0.00%        0.00         0.02%    0.69        0.30%
    OTHER                                                              0.03%        0.13         0.02%    0.09        0.21%
    MULTIPLE RACE                                                      1.05%        0.61         1.17%    0.68        1.73%
    HISPANIC                                                           2.59%        0.60         4.41%    1.02        4.34%

Source: Claritas

Conversion Valuation Appraisal Report                                   Page: 27
================================================================================


                      FIGURE 22 - HOUSEHOLD CHARACTERISTICS

_______________________________________________________________________________________________________________
                                                                      08554 Roebling, NJ   08533 New Egypt, NJ   Burlington
                                                                                   INDEX                 INDEX   County, NJ
___________________________________________________________________________________________________________________________
HOUSEHOLDS
    1990 CENSUS                                                      1,390.00                 1,644.00           136,554.00
    2000 CENSUS                                                      1,403.00                 1,901.00           154,371.00
    2002 ESTIMATE                                                    1,432.00                 1,946.00           157,818.00
    2007 PROJECTION                                                  1,507.00                 2,058.00           166,638.00
         GROWTH 1990 TO 2002                                            2.07%                    2.37%                2.23%
         PROJECTED GROWTH 2002 to 2007                                  5.24%                    5.76%                5.59%
HOUSEHOLD SIZE                                                          1,432                    1,946              157,818
    HHs WITH 1 PERSON                                                  25.70%       1.09        17.06%    0.75       23,48%
    HHs WITH 2 PERSONS                                                 31.01%       0.97        29.80%    0.93       32.08%
    HHS WITH 3 PERSONS                                                 17.04%       0.96        20.40%    1.15       17.74%
    HHs WITH 4 PERSONS                                                 15.80%       0.97        19.53%    1.20       16.30%
    HHs WITH 5 PERSONS                                                  7.12%       1.00         9.25%    1.30        7.10%
    HHs WITH 6 PERSONS                                                  2.37%       1.04         2.52%    1.10        2.29%
    HHs WITH 7+ PERSONS                                                 0.91%       0.91         1.44%    1.44        1.00%
    AVG PERSONS PER HH 2000                                             2.68        1.05          2.48    0.97         2.56
    AVG PERSONS PER HH 2002 EST                                         2.59        0.95          2.89    1.06         2.72
    AVG PERSONS PER HH 2007 PROJ                                        2.54        0.95          2.92    1.10         2.66
      CHANGE 2000 TO 2002                                              -0.09                      0.41                 0.16
HOUSEHOLDS BY TYPE - 2002 EST
    FAMILY HOUSEHOLDS                                                  69.76%       0.97        77.44%    1.08       71.79%
    NON-FAMILY HOUSEHOLDS                                              30.24%       1.07        22.56%    0.80       28.21%
    PERSONS IN GROUP QUARTERS                                           0.00%       0.00         0.09%    0.03        3.31%
HOUSEHOLDS BY INCOME - 2002 EST                                         1,432                    1,946              157,188
    UNDER $15,000                                                       9.43%       1.59         6.12%    1.03        5.94%
    $15,000 TO $25,000                                                 11.03%       1.49         8.48%    1.14        7.43%
    $25,000 TO $35,000                                                  8.66%       0.95         9.82%    1.07        9.15%
    $35,000 TO $50,000                                                 15.43%       1.03        16.29%    1.09       14.93%
    $50,000 TO $75,000                                                 27.51%       1.14        25.28%    1.05       24.08%
    $75,000 TO $100,000                                                12.36%       0.75        18.04%    1.10       16.42%
    $100,000 TO $150,000                                               12.43%       0.86        13.00%    0.90       14.41%
    $150,000 TO $250,000                                                2.65%       0.45         2.67%    0.45        5.85%
    $250,000 TO $500,000                                                0.35%       0.29         0.31%    0.25        1.22%
    $500,000 OR MORE                                                    0.14%       0.25         0.00%    0.00        0.56%
        AVERAGE HOUSEHOLD INCOME - 2002 EST                            62,920       0.82        68,085    0.89       76,879
        MEDIAN HOUSEHOLD INCOME - 2002 EST                             54,949       0.87        59,197    0.94       63,022
        PER CAPITA HOUSEHOLD INCOME - 2002 EST                         24,264       0.83        23,381    0.80       29,244
        INCOME BELOW POVERTY LEVEL                                      3.49%       1.38         2.00%    0.79        2.54%
HOUSEHOLDS BY NUMBER OF VEHICLES                                        1,432                    1,946              157,818
    NO VEHICLES                                                         8.80%       1.87         4.52%    0.96        4.71%
    1 VEHICLE                                                          37.29%       1.20        24.05%    0.78       30.99%
    2 VEHICLES                                                         37.71%       0.84        47.53%    1.06       44.68%
    3 VEHICLES                                                         11.94%       0.86        14.85%    1.06       13.95%
    4 VEHICLES                                                          3.77%       0.86         6.37%    1.46        4.37%
    5+ VEHICLES                                                         0.49%       0.38         2.67%    2.06        1.30%

Source: Claritas

Conversion Valuation Appraisal Report                                   Page: 28
================================================================================


------------------------------------
MARKET AREA DEPOSIT CHARACTERISTICS
------------------------------------


The following tables summarize the deposit characteristics of each of the Bank's markets. The Bank's markets were defined by management.

                        FIGURE 23 - ROEBLING MARKET AREA

              08554 Roebling, NJ: Market Share by Institution Type
                      Total       Mkt Share     $ Growth      % Growth   Avg Branch          Branch Perf
Institution           2003          2003       1999-2003     1999-2003     2003       Count   Index
--------------------------------------------------------------------------------------------------------
Total                 $80,292     100.00%         $7,264         9.95%     $26,764        3       1.00
========================================================================================================
Commercial Banks      $29,311      36.51%        ($5,526)      -15.86%     $29,311        1       1.10
Savings Banks              $0       0.00%             $0         0.00%          $0        0       0.00
Thrifts               $50,981      63.49%        $12,790        33.49%     $25,491        2       0.95
Credit Unions              $0       0.00%             $0         0.00%          $0        0       0.00

              08554 Roebling, NJ: Market Share by Institution
                      Total       Mkt Share     $ Growth      % Growth   Avg Branch          Branch Perf
Institution           2003          2003       1999-2003     1999-2003     2003       Count   Index
--------------------------------------------------------------------------------------------------------
Total                 $80,292     100.00%         $7,264         9.95%     $26,764        3       1.00
========================================================================================================
Roebling Bank (MHC)   $50,981      63.49%        $12,790        33.49%     $25,491        1       0.95
Fleet National Bank   $29,311      36.51%        ($5,526)      -15.86%     $29,311        1       1.10

Source: SNL Securities, FinPro Calculation


                        FIGURE 24 - NEW EGYPT MARKET AREA

              08533 New Egypt, NJ: Market Share by Institution Type
                      Total       Mkt Share     $ Growth      % Growth   Avg Branch          Branch Perf
Institution           2003          2003       1999-2003     1999-2003     2003       Count   Index
--------------------------------------------------------------------------------------------------------
Total                 $87,996     100.00%        ($9,086)       -9.36%     $43,998        2       1.00
========================================================================================================
Commercial Banks      $59,776      67.93%       ($26,492)      -30.71%     $59,776        1       1.36
Savings Banks              $0       0.00%             $0         0.00%          $0        0       0.00
Thrifts               $28,220      32.07%        $17,406       160.96%     $28,220        1       0.64
Credit Unions              $0       0.00%             $0         0.00%          $0        0       0.00

              08533 New Egypt, NJ: Market Share by Institution
                      Total       Mkt Share     $ Growth      % Growth   Avg Branch          Branch Perf
Institution           2003          2003       1999-2003     1999-2003     2003       Count   Index
--------------------------------------------------------------------------------------------------------
Total                 $87,996     100.00%        $(9,086)       -9.36%     $43,998        2       1.00
========================================================================================================
Roebling Bank (MHC)   $28,220      32.07%        $17,406       160.96%     $28,220        1       0.64
Fleet National Bank   $59,776      67.93%       ($26,492)      -30.71%     $59,776        1       1.36


Source: SNL Securities, FinPro Calculation

Conversion Valuation Appraisal Report                                   Page: 29
================================================================================


3.  Comparisons with Publicly Traded Thrifts


------------------------------------
         INTRODUCTION
------------------------------------


This section presents an analysis of the Bank's operations against a selected group ("Comparable Group") of publicly traded thrifts. The Comparable Group was selected based upon the similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the valuation of the Bank.

Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, and recent operating results can be measured against the Comparable Group. The Comparable Group's current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro forma valuation of the Bank's to-be-issued common stock.

There are two primary areas of concern to appraisers today. The first is the lack of overall publicly traded thrifts available for comparative purposes with only 185 total fully converted thrifts left in the entire country. The second is a byproduct of the first. There are simply not enough good institutions left to allow for highly accurate geographic and size comparisons. As such, Comparable Groups are becoming more difficult to establish and the result will be more premiums and discounts that need to be applied.


------------------------------------
        SELECTION CRITERIA
------------------------------------


The goal of the selection criteria process is to find those institutions with characteristics that most closely match those of the Bank. In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. However, none of the Comparables selected will be exact clones of the Bank. As stated above, establishing Comparable Groups that very closely match a given institution is becoming more and more difficult. This is particularly true for this institution.

Based upon our experience, FinPro has determined that fully converted thrifts trade differently than MHCs trade due to the unique ownership structure of an MHC, namely that all MHCs contain some level of minority discount. As such, all MHCs were eliminated as potential Comparables.

Conversion Valuation Appraisal Report                                   Page: 30
================================================================================


As of the date of this appraisal, there were a total of 185 fully converted thrifts that traded on the NYSE, NASDAQ or AMEX. FinPro limited the Comparable Group to institutions whose common stock is listed on a major exchange, since these companies trade regularly. FinPro believes that thrifts that trade over-the-counter or as pink sheets contain liquidity discounts along with wider bid-ask ranges relative to liquidly traded thrifts. This may skew the trading value and make trading multiples less reliable as an indicator of value. If these institutions are utilized, a liquidity discount must be calculated and used.


Due to the differences in regional pricing, FinPro would like to utilize institutions located in the Mid Atlantic Region in the Comparable Group. There are currently 39 fully converted thrifts in the Mid Atlantic Region. Of these 39, none are less than or equal to $150 million in size and as such none are of similar size to the Bank, which has only $87.5 million in assets.

FinPro eliminated the less than $50 million in assets screen. Five merger targets were excluded from the group as the pricing of merger targets is skewed by the merger consideration value. FinPro then excluded all institutions with assets greater than $500 million. This resulted in a total of six institutions, which is not a sufficient number. FinPro decided to include fully converted thrifts in the New England Region since pricing trends for the two regions have historically been similar. This resulted in 11 institutions which were considered acceptable.


As such, FinPro utilized the following screens to select the Comparable Group:


                      [GRAPHIC OF COMPUTER SCREEN OMITTED]

Conversion Valuation Appraisal Report                                   Page: 31
================================================================================

These screens resulted in 11 institutions. As such, the Comparable Group selected includes:

                          FIGURE 25 - COMPARABLE GROUP



                                                                                        Corporate
                                                                 --------------------------------------------------------
                                                                                                      Number
                                                                                                        of        IPO
 Ticker                   Short Name                             Exchange      City          State    Offices     Date
-------------------------------------------------------------------------------------------------------------------------
                          Comparable Thrift Data
ALFC      Atlantic Liberty Financial Corp                        NASDAQ      Brooklyn         NY            2  10/23/2002
CEBK      Central Bancorp, Inc.                                  NASDAQ      Somerville       MA           10  10/24/1986
ESBK      Elmira Savings Bank, FSB                               NASDAQ      Elmira           NY            6  03/01/1985
HIFS      Hingham Institution for Savings                        NASDAQ      Hingham          MA            7  12/20/1988
LARL      Laurel Capital Group, Inc.                             NASDAQ      Allison Park     PA            8  02/20/1987
LSBX      LSB Corporation                                        NASDAQ      North Andover    MA            6  05/02/1986
MFLR      Mayflower Co-operative Bank                            NASDAQ      Middleboro       MA            5  12/23/1987
NBN       Northeast Bancorp                                      AMEX        Auburn           ME           12  08/19/1987
PHSB      PHSB Financial Corp.                                   NASDAQ      Beaver Falls     PA           10  07/10/1997
WSB       Washington Savings Bank, F.S.B. (The)                  AMEX        Bowie            MD            5  08/03/1988
WVFC      WVS Financial Corp.                                    NASDAQ      Pittsburgh       PA            6  11/29/1993
-----------------------------------------------------------------------------------------------------------------------------------

ROEB      Roebling Financial Corp, Inc. (MHC)                    OTC BB      Roebling         NJ            3  10/02/1997



All 11 of the Comparables have been public for more than one year. FinPro would ordinarily exclude institutions that have recently converted, as the earnings of newly converted institutions do not reflect a full year's benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

Conversion Valuation Appraisal Report                                   Page: 32
================================================================================


------------------------------------
    OVERVIEW OF THE COMPARABLES
------------------------------------


The members of the Comparable Group were reviewed against the Bank to ensure comparability based upon the following criteria:

        1.       Asset size
        2.       Profitability
        3.       Capital Level
        4.       Balance Sheet Mix
        5.       Operating Strategy
        6.       Date of conversion


1. Asset Size The Comparable Group should have a similar asset size to the Bank, however, this is not possible due to the Bank's small asset base and the requirement of being listed on a major exchange. The Comparable Group ranged in size from $182.7 million to $526.1 million in total assets with a median of $400.2 million. The Bank's asset size was $87.5 million as of March 31, 2004 and is projected to be $93.2 million on a pro forma basis at the midpoint of the estimated valuation range.

2. Profitability The Comparable Group had a median ROAA of 0.82% and a median ROAE of 9.71% for the most recent quarter. The Comparable Group profitability measures had a dispersion about the mean for the ROAA measure ranging from a low of 0.36% to a high of 2.42% while the ROAE measure ranged from a low of 4.22% to a high of 23.58%. The Bank had a ROAA of 0.54% and ROAE of 6.52% for the six months ended March 31, 2004. On a pro forma basis, the ROAA is projected at 0.59% and the ROAE is projected at 4.17% at the midpoint of the range.

3. Capital Level The median equity to assets ratio for the Comparable Group was 8.39% with a high of 14.47% and a low of 7.26%. At March 31, 2004, the Bank had an equity to assets ratio of 8.59%. On a pro forma basis, at the midpoint, the Bank would have an equity to assets ratio of 14.18%.

Conversion Valuation Appraisal Report                                   Page: 33
================================================================================



4. Balance Sheet Mix At March 31, 2004, the Bank had a net loan to asset ratio of 67.18%. The median loan to asset ratio for the Comparables was 61.39%, ranging from a low of 17.89% to a high of 89.29%. On the liability side, the Bank's deposit to asset ratio was 90.27% at March 31, 2004 while the Comparable median was 68.06%, ranging from 38.56% to 82.26%. Additionally, the Comparable median borrowings to assets ratio was 23.64% with a range of 53.09% to 7.17%. The Bank did not have any borrowings at March 31, 2004.


5. Operating strategy An institution's operating characteristics are important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

6. Date of conversion Recent conversions, those completed on or after March 31, 2003, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.

Conversion Valuation Appraisal Report                                   Page: 34
================================================================================

All Comparable Group data presented in Figure 26 is from SNL Securities. All data for the Bank is from the offering circular.

                      FIGURE 26 - KEY FINANCIAL INDICATORS

-----------------------------------------------------------------------------------------
                                                 The Bank at or for    Comparable Group
                                                 the 6 Months Ended    Median Most Recent
                                                      3/31/04              Quarter
----------------------------------------------------------------------------------------
BALANCE SHEET DATA
----------------------------------------------------------------------------------------
Gross Loans to Deposits                                74.99                    77.82
----------------------------------------------------------------------------------------
Total Net Loans to Assets                              67.18                    61.39
----------------------------------------------------------------------------------------
Securities to Assets                                   25.19                    32.94
----------------------------------------------------------------------------------------
Deposits to Assets                                     90.27                    68.98
----------------------------------------------------------------------------------------
Borrowed Funds to Assets                                   -                    16.13
----------------------------------------------------------------------------------------
BALANCE SHEET GROWTH
----------------------------------------------------------------------------------------
Asset Growth Rate                                      (0.59)                    2.01
----------------------------------------------------------------------------------------
Loan Growth Rate                                       12.32                     8.27
----------------------------------------------------------------------------------------
Deposit Growth Rate                                     1.45                     1.69
----------------------------------------------------------------------------------------
CAPITAL
----------------------------------------------------------------------------------------
Equity to Assets                                        8.59                     8.86
----------------------------------------------------------------------------------------
Tangible Equity to Tangible Assets                      8.59                     8.52
----------------------------------------------------------------------------------------
Intangible Assets to Equity                                -                        -
----------------------------------------------------------------------------------------
Regulatory Core Capital to Assets                       8.24                     8.49
----------------------------------------------------------------------------------------
Equity + Reserves to Assets                             9.15                     9.58
----------------------------------------------------------------------------------------
ASSET QUALITY
----------------------------------------------------------------------------------------
Non-Performing Loans to Loans                           0.20                     0.07
----------------------------------------------------------------------------------------
Reserves to Non-Performing Loans                      407.50                   171.99
----------------------------------------------------------------------------------------
Non-Performing Assets to Assets                         0.14                     0.08
----------------------------------------------------------------------------------------
Non-Performing Assets to Equity                         1.60                     0.54
----------------------------------------------------------------------------------------
Reserves to Loans                                       0.83                     1.06
----------------------------------------------------------------------------------------
Reserves to Non-Performing Assets + 90 Days Del.      407.50                   186.73
----------------------------------------------------------------------------------------
PROFITABILITY
----------------------------------------------------------------------------------------
Return on Average Assets                                0.54                     0.78
----------------------------------------------------------------------------------------
Return on Average Equity                                6.52                     7.27
----------------------------------------------------------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------
Yield on Average Earning Assets                         5.08                     5.28
----------------------------------------------------------------------------------------
Cost of Average Interest Bearing Liabilities            1.34                     2.10
----------------------------------------------------------------------------------------
Net Interest Income to Average Assets                   3.74                     3.29
----------------------------------------------------------------------------------------
Net Interest Margin                                     3.98                     3.30
----------------------------------------------------------------------------------------
Noninterest Income to Average Assets                    0.51                     0.29
----------------------------------------------------------------------------------------
Noninterest Expense to Average Assets                   3.30                     2.65
----------------------------------------------------------------------------------------
Efficiency Ratio                                       77.05                    68.26
----------------------------------------------------------------------------------------
Overhead Ratio                                         73.92                    65.63
----------------------------------------------------------------------------------------

Source:  The Bank Offering Circular, FinPro calculations and SNL Securities
Note:    All of the Bank data is at or for the six months ended March 31, 2004.
Note:    All of the Comparable data is for the most recent quarter.

Conversion Valuation Appraisal Report                                   Page: 35
================================================================================


4.  Market Value Determination


------------------------------------
   COMPARABLE GROUP ADJUSTMENTS
------------------------------------


The estimated pro forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments are made from potential investors' viewpoint and are adjustments necessary when comparing the Bank to the Comparable Group. Potential investors include depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based. The major criteria utilized for purposes of this report include:

Adjustments Relative to the Comparable Group:
---------------------------------------------
        o        Financial Condition

        o        Balance Sheet Growth

        o        Earnings Quality, Predictability and Growth

        o        Market Area

        o        Cash Dividends

        o        Liquidity of the Issue

        o        Recent Regulatory Matters

Adjustments for Other Factors:
------------------------------
        o        Management

        o        Subscription Interest


To ascertain the market value of the Bank, the median trading multiple values for the Comparable Group are utilized as the starting point. Adjustments, up or down, to the Comparable Group median multiple values are made based on the comparison of the Bank to the Comparable Group.

Conversion Valuation Appraisal Report                                   Page: 36
================================================================================


------------------------------------
       FINANCIAL CONDITION
------------------------------------


The financial condition of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix and intangible levels in assessing the attractiveness of investing in the common stock of a thrift. The following tables summarize the key financial elements of the Bank measured against the Comparable Group.

                       FIGURE 27 - KEY BALANCE SHEET DATA

                                                                       Key Financial Data for the Most Recent Quarter
                                                       -----------------------------------------------------------------------------
                                                              Total      Loans/      Loans/  Securities   Deposits/    Borrowings/
                                                             Assets    Deposits      Assets      Assets      Assets         Assets
   Ticker                     Short Name                      ($000)         (%)         (%)         (%)         (%)            (%)
-----------------------------------------------------------------------------------------------------------------------------------
                        Comparable Thrift Data

ALFC          Atlantic Liberty Financial Corp                182,709       107.15       64.56          NA       60.25        23.64
CEBK          Central Bancorp, Inc.                          507,883       112.95       69.87          NA       61.86        28.01
ESBK          Elmira Savings Bank, FSB                       294,707        74.63       61.39       32.94       82.26         8.83
HIFS          Hingham Institution for Savings                526,060       117.45       73.94       16.70       62.96        28.52
LARL          Laurel Capital Group, Inc.                     301,251        68.81       56.58       25.37       82.22         7.17
LSBX          LSB Corporation                                476,274        73.22       44.54       51.89       60.83        26.31
MFLR          Mayflower Co-operative Bank                    214,178        68.48       55.98       38.03       81.74         9.58
NBN           Northeast Bancorp                              518,029       115.10       78.34       14.11       68.06        23.80
PHSB          PHSB Financial Corp.                           323,003        60.23       41.20       54.19       68.42        16.76
WSB           Washington Savings Bank, F.S.B. (The)          471,344       120.22       89.20        2.39       74.20        15.04
WVFC          WVS Financial Corp.                            400,180        46.40       17.89       80.31       38.56        53.09
-----------------------------------------------------------------------------------------------------------------------------------
              Average                                        383,238        87.69       59.41       35.10       67.40        21.89
              Median                                         400,180        74.63       61.39       32.94       68.06        23.64
              Maximum                                        526,060       120.22       89.20       80.31       82.26        53.09
              Minimum                                        182,709        46.40       17.89        2.39       38.56         7.17

ROEB          Roebling Financial Corp, Inc. (MHC)             87,485        75.00       67.18       25.19       90.27            -

              Variance to the Comparable Median             (312,695)        0.37        5.79       (7.75)      22.21       (23.64)
==================================================================================================================================

Sources: SNL and Offering Circular Data, FinPro Computations

         Asset  Composition  - The Bank's  net loan to asset  ratio of 67.18% is
         ------------------
         above the Comparable Group median of 61.39%.


         Funding Mix - The Bank is funded primarily through deposits,  90.27% of
         -----------
         assets. The Comparable Group has a deposits to assets ratio of 68.06% and a borrowings to assets ratio of 23.64%. The Bank does not have any borrowings.


         Liquidity - The liquidity of the Bank and the  Comparable  Group appear
         ---------
         adequate.

Conversion Valuation Appraisal Report                                   Page: 37
================================================================================


                            FIGURE 28 - CAPITAL DATA

                                                                      Capital for the Most Recent Quarter
                                                            ------------------------------------------------------------
                                                                         Tangible  Intangible Core Capital/  Equity +
                                                             Equity/      Equity/     Assets/    Tangible   Reserves/
                                                              Assets  Tang Assets      Equity      Assets      Assets
   Ticker                     Short Name                          (%)          (%)         (%)         (%)         (%)
------------------------------------------------------------------------------------------------------------------------
                        Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp                  14.47        14.47           -          NA       14.80
CEBK          Central Bancorp, Inc.                             8.39         7.99        5.24          NA        9.10
ESBK          Elmira Savings Bank, FSB                          7.60         7.43        2.39        7.38        8.28
HIFS          Hingham Institution for Savings                   8.01         8.01           -          NA        8.59
LARL          Laurel Capital Group, Inc.                        9.13         7.99       13.65        7.70        9.80
LSBX          LSB Corporation                                  11.96        11.96           -       11.63       12.84
MFLR          Mayflower Co-operative Bank                       8.25         8.21        0.52          NA        8.93
NBN           Northeast Bancorp                                 7.26         7.12        2.10        8.20        8.10
PHSB          PHSB Financial Corp.                             14.06        14.06           -          NA       14.56
WSB           Washington Savings Bank, F.S.B. (The)             9.94         9.94           -        9.93       10.46
WVFC          WVS Financial Corp.                               7.38         7.38           -        7.35        7.69
------------------------------------------------------------------------------------------------------------------------
              Average                                           9.68         9.51        2.17        8.70       10.29
              Median                                            8.39         8.01           -        7.95        9.10
              Maximum                                          14.47        14.47       13.65       11.63       14.80
              Minimum                                           7.26         7.12           -        7.35        7.69

ROEB          Roebling Financial Corp, Inc. (MHC)               8.59         8.59           -        8.24        9.15

              Variance to the Comparable Median                 0.20         0.58           -        0.29        0.05


Sources: SNL and Offering Circular Data, FinPro Computations


         Capitalization  - The Comparable  Group's median equity to assets ratio
         --------------
         of 8.39% is slightly lower than the Bank's ratio of 8.59%. The Bank's pro forma equity to assets ratio is projected to be 14.18% at the midpoint of the valuation range.

         Intangible Levels - One factor  influencing  market values is the level
         -----------------
         of intangibles that an institution carries on its books. Thrifts trade more on tangible book than on book. The Bank does not have any intangibles. Five of the Comparables have some level of intangibles.

Conversion Valuation Appraisal Report                                   Page: 38
================================================================================


The asset quality of an institution is an important determinant of market value. The investment community considers levels of nonperforming loans, Real Estate Owned ("REO") and levels of Allowance for Loan and Lease Losses ("ALLL") in assessing the attractiveness of investing in the common stock of an institution.


                         FIGURE 29 - ASSET QUALITY TABLE


                                                                   Asset Quality for the Most Recent Quarter
                                                             --------------------------------------------------------------------
                                                              NPLs/    Reserves/       NPAs/       NPAs/    Reserves/   Reserves/
                                                              Loans         NPLs      Assets      Equity        Loans   NPAs + 90
   Ticker     Short Name                                       (%)          (%)         (%)         (%)          (%)         (%)
---------------------------------------------------------------------------------------------------------------------------------
                  Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp                     NA           NA          NA          NA        0.52           NA
CEBK          Central Bancorp, Inc.                                -           NM           -           -        1.01           NM
ESBK          Elmira Savings Bank, FSB                          0.52       212.78        0.36        4.77        1.10       186.90
HIFS          Hingham Institution for Savings                   0.04           NM        0.03        0.41        0.78       612.10
LARL          Laurel Capital Group, Inc.                        1.01       115.85        0.58        6.37        1.17       115.06
LSBX          LSB Corporation                                   0.05           NM        0.02        0.19        1.96           NM
MFLR          Mayflower Co-operative Bank                          -           NM           -           -        1.23           NM
NBN           Northeast Bancorp                                 0.23       470.63        0.20        2.74        1.07       422.29
PHSB          PHSB Financial Corp.                                NA           NA          NA          NA        1.19           NA
WSB           Washington Savings Bank, F.S.B. (The)               NA           NA          NA          NA        0.55           NA
WVFC          WVS Financial Corp.                                 NA           NA          NA          NA        1.72           NA
----------------------------------------------------------------------------------------------------------------------------------
              Average                                           0.26       266.42        0.17        2.07        1.12       334.09
              Median                                            0.05       212.78        0.03        0.41        1.10       304.60
              Maximum                                           1.01       470.63        0.58        6.37        1.96       612.10
              Minimum                                              -       115.85           -           -        0.52       115.06

ROEB          Roebling Financial Corp, Inc. (MHC)               0.20       407.50        0.14        1.60        0.83       407.50

              Variance to the Comparable Median                 0.15       194.72        0.11        1.19       (0.27)      102.91

Sources:  SNL and Offering Circular Data, FinPro Computations


The Bank's level of nonperforming loans ("NPL") to total loans, at 0.20% is above the Comparable Group median at 0.05%. The Bank had a nonperforming assets to assets ratio of 0.14%, is above the Comparable median of 0.03%. The Bank's reserve level, 0.83% of total loans, is below the Comparable median of 1.10% of loans.

Conversion Valuation Appraisal Report                                   Page: 39
================================================================================

--------------------------------------------------------------------------------
Positive                        Neutral                  Negative
--------------------------------------------------------------------------------

Higher Deposits to Assets                                Lower Assets

Higher Loans to Assets                                   Higher NPAs

Higher Pro Forma Capital                                 Lower ALLL to Loans




The Bank has a more favorable asset and liability mix relative to the Comparable Group. The Bank's current capital levels are slightly above the Comparable Group, but will be substantially higher after the conversion. The Bank's ability to leverage the newly raised capital will be discussed in the profitability section. The Bank has higher NPAs, but lower reserves. Taken collectively a slight upward adjustment is warranted.

Conversion Valuation Appraisal Report                                   Page: 40
================================================================================


------------------------------------
       BALANCE SHEET GROWTH
------------------------------------

Relative to the Comparable median, the Bank is experiencing slightly lower deposit growth, but higher loan growth.

                      FIGURE 30 - BALANCE SHEET GROWTH DATA


                                              Balance Sheet Growthfor the Most Recent Quarter
                                              -----------------------------------------------
                                                      Asset           Loan          Deposit
                                                     Growth         Growth           Growth
                                                       Rate           Rate             Rate
                 Short Name                              (%)            (%)              (%)
           Comparable Thrift Data
---------------------------------------------------------------------------------------------
Atlantic Liberty Financial Corp                       56.76          15.20             8.24
Central Bancorp, Inc.                                 13.84          (1.97)           24.66
Elmira Savings Bank, FSB                              14.13          (2.24)           17.10
Hingham Institution for Savings                       29.92          21.47            43.10
Laurel Capital Group, Inc.                            (1.95)         20.84            (1.81)
LSB Corporation                                       (4.78)        (10.09)           12.59
Mayflower Co-operative Bank                           10.68           1.03            17.67
Northeast Bancorp                                     16.95           9.25            13.86
PHSB Financial Corp.                                 (21.87)        (48.22)          (24.98)
Washington Savings Bank, F.S.B. (The)                 60.57          52.35            77.59
WVS Financial Corp.                                  (16.41)         (8.59)          (28.05)
---------------------------------------------------------------------------------------------
Average                                               14.35           4.46            14.54
Median                                                13.84           1.03            13.86
Maximum                                               60.57          52.35            77.59
Minimum                                              (21.87)        (48.22)          (28.05)

Roebling Financial Corp, Inc. (MHC)                   (0.59)         12.32             1.45

Variance to the Comparable Median                    (14.43)         11.29           (12.41)

=============================================================================================

Conversion Valuation Appraisal Report                                   Page: 41
================================================================================


--------------------------------------------------------------------------------
Positive                        Neutral           Negative
--------------------------------------------------------------------------------

Higher Loan Growth                                Lower Asset Growth


                                                  Lower Deposit Growth



Collectively, these factors warrant a modest downward adjustment.

Conversion Valuation Appraisal Report                                   Page: 42
================================================================================


-------------------------------------------
EARNINGS QUALITY, PREDICTABILITY AND GROWTH
-------------------------------------------

The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

        o        net interest income
        o        loan loss provision
        o        non-interest income
        o        non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Investors are focusing on earnings sustainability as interest rate volatility has caused a wide variation in income levels. With the intense competition for both assets and deposits, banks cannot easily replace lost spread and margin with balance sheet growth.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                                   Page: 43
================================================================================


The Bank's net income and ROAA have trended downward since the twelve months ended September 30, 2002. The declining trend is a function of declining noninterest income combined with higher noninterest expense.


                          FIGURE 31 - NET INCOME CHART

                        [BAR GRAPH WITH FOLLOWING DATA]


                                9/01    9/02    9/03    3/04
                                ----    ----    ----    ----

Net income (in thousands)       $387    $582    $559    $478
ROAA                            0.62%   0.76%   0.65%   0.54%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 44
================================================================================



The Bank is less profitable than the Comparable median ROAA and ROAE. The Bank's higher capitalization following the offering is expected to reduce return on equity for the near term. On a pro forma basis, the Bank's ROAA and ROAE are 0.59% and 4.17%.


                         FIGURE 32 - PROFITABILITY DATA

                                                          Profitability for the Most Recent Quarter
                                                          -----------------------------------------
                                                                 Return on           Return on
                                                                Avg Assets          Avg Equity
   Ticker                     Short Name                                (%)                 (%)
---------------------------------------------------------------------------------------------------
                        Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp                         0.92                6.11
CEBK          Central Bancorp, Inc.                                   0.36                4.22
ESBK          Elmira Savings Bank, FSB                                0.85               10.91
HIFS          Hingham Institution for Savings                         1.12               13.06
LARL          Laurel Capital Group, Inc.                              0.57                6.32
LSBX          LSB Corporation                                         1.95               17.11
MFLR          Mayflower Co-operative Bank                             0.82                9.71
NBN           Northeast Bancorp                                       0.82               11.03
PHSB          PHSB Financial Corp.                                    0.82                6.13
WSB           Washington Savings Bank, F.S.B. (The)                   2.42               23.58
WVFC          WVS Financial Corp.                                     0.45                6.19
---------------------------------------------------------------------------------------------------
              Average                                                 1.01               10.40
              Median                                                  0.82                9.71
              Maximum                                                 2.42               23.58
              Minimum                                                 0.36                4.22

ROEB          Roebling Financial Corp, Inc. (MHC)                     0.54                6.52

              Variance to the Comparable Median                      (0.28)              (3.19)

Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                                   Page: 45
================================================================================


                        FIGURE 33 - INCOME STATEMENT DATA

                                                        Income Statement for the Most Recent Quarter
                                         ---------------------------------------------------------------------------------------
                                         Yield on                 Net       Net  Noninterest  Noninterest
                                         Ave Earn  Cost of   Interest  Interest      Income/     Expense/  Efficiency  Overhead
                                           Assets    Funds     Spread    Margin   Avg Assets   Avg Assets       Ratio     Ratio
   Ticker               Short Name            (%)      (%)        (%)        (%)         (%)          (%)         (%)       (%)
--------------------------------------------------------------------------------------------------------------------------------
               Comparable Thrift Data
ALFC   Atlantic Liberty Financial Corp       NA        NA         NA        4.09        0.35         2.67       62.83     59.49
CEBK   Central Bancorp, Inc.                 NA        NA         NA        3.22        0.25         2.72       84.41     83.09
ESBK   Elmira Savings Bank, FSB            5.46      2.09       3.37        3.67        0.79         2.95       68.26     61.11
HIFS   Hingham Institution for Savings     5.34      2.11       3.23        3.50        0.29         1.84       50.43     46.20
LARL   Laurel Capital Group, Inc.          4.65      2.32       2.33        2.59        0.45         2.08       67.40     61.41
LSBX   LSB Corporation                       NA        NA         NA        2.86        0.42         2.29       71.58     67.32
MFLR   Mayflower Co-operative Bank         5.13        NA         NA        3.55        0.61         2.72       68.94     63.19
NBN    Northeast Bancorp                   5.94        NA         NA        3.43        0.99         2.88       66.70     56.51
PHSB   PHSB Financial Corp.                  NA        NA         NA        2.54        0.31         2.13       76.30     73.31
WSB    Washington Savings Bank, F.S.B.
         (The)                               NA        NA         NA        4.86        1.82         2.46       39.16     15.73
WVFC   WVS Financial Corp.                   NA        NA         NA        1.34        0.16         0.88       59.38     54.48
--------------------------------------------------------------------------------------------------------------------------------
       Average                             5.30      2.17       2.98        3.24        0.59         2.33       65.04     58.35
       Median                              5.34      2.11       3.23        3.43        0.42         2.46       67.40     61.11
       Maximum                             5.94      2.32       3.37        4.86        1.82         2.95       84.41     83.09
       Minimum                             4.65      2.09       2.33        1.34        0.16         0.88       39.16     15.73

ROEB   Roebling Financial Corp, Inc.(MHC)  5.08      1.34       3.74        3.98        0.51         3.30       77.05     73.92

       Variance to the Comparable Median  (0.26)    (0.77)      0.51        0.55        0.09         0.84        9.65     12.81



Sources:  SNL and Offering Circular Data, FinPro Computations


The Bank's net interest margin is 55 basis points above the Comparable Group median. The Bank's noninterest income is 9 basis points higher and the Bank's noninterest expense is 84 basis points higher.

The Bank's efficiency ratio of 77.05% is higher than the Comparable median of 67.40%.


On a forward looking basis, after the conversion the Bank's operating expenses are expected to rise as a result of the stock benefit plans and additional costs of being a public company. At the same time, the Bank will have additional capital to deploy and leverage.

Conversion Valuation Appraisal Report                                   Page: 46
================================================================================


--------------------------------------------------------------------------------
Positive                         Neutral              Negative
--------------------------------------------------------------------------------

Higher Noninterest Income                             Lower ROAA

Lower Cost of Funds                                   Lower ROAE

Higher Net Margin                                     Higher Noninterest Expense

                                                      Lower Yield on Assets

                                                      Higher Efficiency Ratio

                                                      Higher Overhead Ratio


The Bank is less profitable than the Comparables. The Bank has been experiencing a downward trend in earnings since 2002. The Bank has advantages in noninterest income and net interest margin, but also has a disadvantage in noninterest expense. The Bank's efficiency ratio is above the Comparable Group. Taken collectively, a slight downward adjustment is warranted for this factor.

Conversion Valuation Appraisal Report                                   Page: 47
================================================================================


------------------------------------
         MARKET AREA
------------------------------------


The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. The location of an institution will have an impact on the trading value of an institution, as many analysts compare the pricing of institutions relative to a state or regional multiples in investor presentations.

Specifics on the Bank's markets were delineated in Section 2 - Market Area Analysis. The following figure compares the demographic and competitive data for the counties serviced by the Bank, to the county data of the Comparable Group members.

Conversion Valuation Appraisal Report                                   Page: 54
================================================================================

                          FIGURE 34 - MARKET AREA DATA

                                                                                                   Pop.                 Per
                                                                Pop. Per                         Density               Capita
                                                  No. Branches   Branch  Pop. Growth Pop. Growth   2002   Unemp. Rate  Income
                                                    June 2003    2003     2000-2002   2002-2007  (per sq.  Mar. 2003   $2,002
Institution Name                County      State   (actual)   (actual)      (%)         (%)       mile)      (%)       ($)
Atlantic Liberty Financial      Kings        NY       343        7,227        0.55        1.75     35,108    8.80       $19,170
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     7,227        0.55        1.75     35,108    8.80       $19,170

Central Bancorp Inc.            Middlesex    MA       640        2,301        0.48        1.42      1,788    4.40       $37,824
Central Bancorp Inc.            Suffolk      MA       293        2,367        0.54        1.42     11,852    5.30       $30,580
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     2,301        0.48        1.42      1,788    4.40       $37,824

Elmira Savings Bank             Chemung      NY        36        2,492       -1.49       -3.56        220    7.50       $19,726
Elmira Savings Bank             Tioga        PA        23        1,806        0.38        0.83         37    6.20       $16,540
Deposit Weighted Market Data                                     2,452       -1.38       -3.30        209    7.42       $19,538

Hingham Instit. for Savings     Norfolk      MA       310        2,106        0.39        1.31      1,634    4.40       $36,972
Hingham Instit. for Savings     Plymouth     MA       187        2,561        1.27        3.29        725    5.80       $27,825
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     2,484        1.12        2.96        878    5.56       $29,365

Laurel Capital Group Inc.       Allegheny    PA       667        1,895       -1.37       -3.25      1,731    5.20       $26,504
Laurel Capital Group Inc.       Butler       PA        91        1,945        1.66        4.47        224    6.00       $21,847
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     1,904       -0.86       -1.97      1,481    5.33       $25,730

LSB Corp.                       Essex        MA       329        2,219        0.93        2.55      1,458    6.40       $30,850
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     2,219        0.93        2.55      1,458    6.40       $30,850

Mayflower Co-operative Bank     Plymouth     MA       187        2,561        1.27        3.29        725    5.80       $27,825
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     2,561        1.27        3.29        725    5.80       $27,825

Mystic Financial Inc.           Middlesex    MA       640        2,301        0.48        1.42      1,788    4.40       $37,824
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     2,301        0.48        1.42      1,788    4.40       $37,824

PHSB Financial Corp.            Beaver       PA       103        1,737       -1.37       -3.09        412    6.40       $20,810
PHSB Financial Corp.            Lawrence     PA        50        1,870       -1.21       -2.63        259    7.80       $17,280
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     1,749       -1.35       -3.05        398    6.53       $20,491

Washington Savings Bank FSB     Anne Arundel MD       206        2,447        2.93        6.90      1,212    3.30       $31,332
Washington Savings Bank FSB     Charles      MD        47        2,666        3.93        9.08        272    2.80       $25,747
Washington Savings Bank FSB     Prince GeorgeMD       239        3,421        2.00        4.79      1,684    4.10       $26,461
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     2,782        3.04        7.12      1,004    3.33       $28,064

WVS Financial Corp.             Allegheny    PA       667        1,895       -1.37       -3.25      1,731    5.20       $26,504
WVS Financial Corp.             Butler       PA        91        1,945        1.66        4.47        224    6.00       $21,847
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     1,903       -0.90       -2.07      1,501    5.32       $25,792


Comparable Median                                                2,301        0.48        1.42      1,458    5.56       $27,825

Roebling Financial Corp. (MHC)  Burlington   NJ       216        1,987        1.39        3.40        534    4.50       $29,244
Roebling Financial Corp. (MHC)  Ocean        NJ       250        2,091        2.30        5.97        821    5.70       $24,409
-------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                     2,024        1.71        4.31        636    4.93       $27,521
===============================================================================================================================

Sources: SNL, Claritas, FinPro Calculations, US Bureau of Labor Statistics

Conversion Valuation Appraisal Report                                   Page: 48
================================================================================



--------------------------------------------------------------------------------
Positive                         Neutral             Negative
--------------------------------------------------------------------------------

Higher Population Growth                           Lower Population Density


Lower Unemployment                                 Slightly Lower Income Levels


The Bank's market area is experiencing and is projected to continue to experience population growth which exceeds the Comparable Group's median market area. The Bank's markets have lower population density. Unemployment levels are lower in the Bank's markets, indicating stronger economic conditions. Per capita income levels are slightly lower in the Bank's markets. Based upon these factors, no adjustment is warranted for market area.

Conversion Valuation Appraisal Report                                   Page: 49
================================================================================


------------------------------------
         CASH DIVIDENDS
------------------------------------


The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or oversubscribing without the need for the additional enticement of dividends. After the conversion is another issue, however. Pressures on ROAE and on internal rate of returns to investors prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in managing equity. Recent tax code changes have made cash dividends more attractive to investors.

                            FIGURE 35 - DIVIDEND DATA

                                                              Dividends
                                                       ----------------------
                                                        Current LTM Dividend
                                                       Dividend       Payout
                                                          Yield        Ratio
   Ticker                     Short Name                     ($)          (%)
-----------------------------------------------------------------------------
                        Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp              1.43        25.84
CEBK          Central Bancorp, Inc.                        1.50        35.82
ESBK          Elmira Savings Bank, FSB                     2.30        31.83
HIFS          Hingham Institution for Savings              1.76        32.85
LARL          Laurel Capital Group, Inc.                   3.93        86.96
LSBX          LSB Corporation                              3.06        36.96
MFLR          Mayflower Co-operative Bank                  2.15        44.44
NBN           Northeast Bancorp                            1.90        24.83
PHSB          PHSB Financial Corp.                         4.00       114.29
WSB           Washington Savings Bank, F.S.B. (The)        2.30        20.56
WVFC          WVS Financial Corp.                          3.71        71.11
-----------------------------------------------------------------------------
              Average                                      2.55        47.77
              Median                                       2.30        35.82
              Maximum                                      4.00       114.29
              Minimum                                      1.43        20.56

ROEB          Roebling Financial Corp, Inc. (MHC)             -            -

              Variance to the Comparable Median           (2.30)      (35.82)

Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                                   Page: 50
================================================================================



All Comparable institutions had declared cash dividends. The median dividend payout ratio for the Comparable Group was 35.82%, ranging from a high of 114.29% to a low of 20.56%. The Bank, on a pro forma basis (at the mid point of the value range) will have an equity to assets ratio of 14.18%. The Bank will have adequate capital and profits to pay cash dividends. As such, no adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                                   Page: 51
================================================================================


------------------------------------
      LIQUIDITY OF THE ISSUE
------------------------------------


The Comparable Group is by definition composed only of companies that trade in the public markets with all of the Comparables trading on NASDAQ or AMEX. Typically, the number of shares outstanding and the market capitalization provide an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

                     FIGURE 36 - MARKET CAPITALIZATION DATA


                                                                                 Market Data
                                                       --------------------------------------------------------------------
                                                                                                      Publicly     Tangible
                                                       Market        Price       Price       Price    Reported Publicly Rep
                                                        Value    Per Share        High         Low  Book Value   Book Value
   Ticker                     Short Name                   ($)          ($)         ($)         ($)         ($)          ($)
---------------------------------------------------------------------------------------------------------------------------
                        Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp           33.00        19.62       20.15       16.80       15.72        15.72
CEBK          Central Bancorp, Inc.                     53.30        32.00       37.11       26.00       25.61        24.27
ESBK          Elmira Savings Bank, FSB                  33.50        30.00       33.35       27.55       21.90        21.38
HIFS          Hingham Institution for Savings           85.40        41.01       42.50       40.00       20.26        20.26
LARL          Laurel Capital Group, Inc.                39.30        20.35       22.33       20.35       14.29        12.34
LSBX          LSB Corporation                           73.20        16.99       17.50       15.00       13.23        13.23
MFLR          Mayflower Co-operative Bank               38.10        18.62       20.20       14.67        8.63         8.59
NBN           Northeast Bancorp                         48.10        18.95       19.48       18.80       14.85        14.54
PHSB          PHSB Financial Corp.                      58.10        20.00       21.20       17.60       15.65        15.65
WSB           Washington Savings Bank, F.S.B. (The)     83.00        10.44       10.55        8.76        6.41         6.41
WVFC          WVS Financial Corp.                       42.80        17.27       18.95       17.00       11.83        11.83
---------------------------------------------------------------------------------------------------------------------------
              Average                                   53.44        22.30       23.94       20.23       15.31        14.93
              Median                                    48.10        19.62       20.20       17.60       14.85        14.54
              Maximum                                   85.40        41.01       42.50       40.00       25.61        24.27
              Minimum                                   33.00        10.44       10.55        8.76        6.41         6.41

ROEB          Roebling Financial Corp, Inc. (MHC)       12.80        37.00       40.50       29.00       17.66        17.66

              Variance to the Comparable Median        (35.30)       17.38       20.30       11.40        2.81         3.12


Sources:  SNL and Offering Circular Data, FinPro Computations



The market capitalization values of the Comparable Group range from a low of $33.0 million to a high of $85.4 million with a median market capitalization of $45.2 million. The Bank expects to have $12.8 million of market capital at the midpoint on a pro forma basis.


The Bank is expecting to have a lower level of trading liquidity following the offering due to the small size of the offering. As such, a moderate downward adjustment is warranted.

Conversion Valuation Appraisal Report                                   Page: 52
================================================================================


------------------------------------
     RECENT REGULATORY MATTERS
------------------------------------


Regulatory matters influence the market for thrift conversions. Recently, the OTS has issued revised rules on conversions. The major emphasis of the revised rules is to make MHCs more attractive.

The OTS allows for dividend waivers without any dilution to the minority shareholders. The OTS relaxed its repurchase restrictions after the first year, and now allows for additional benefits to insiders when the minority issuance is less than 49.00%. Offsetting these factors is the OTS prohibition of mergers within three years of conversion. None of these factors will impact fully converted institutions.

Taken collectively, no adjustment for this factor is warranted as both the Bank and the Comparables will operate in the same ownership structure and will be supervised in the same regulatory environment.

Conversion Valuation Appraisal Report                                   Page: 53
================================================================================


------------------------------------
           MANAGEMENT
------------------------------------


The Bank has developed a good management team with considerable banking experience. The Bank's organizational chart is reasonable for an institution of its size and complexity. The Board is active and oversees and advises on all key strategic and policy decisions and holds the management to high performance standards.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                                   Page: 54
================================================================================


------------------------------------
      SUBSCRIPTION INTEREST
------------------------------------


                       FIGURE 37 - SECOND STEP CONVERSIONS

                                                                    -------------------------------
                                                                          Percent Change from IPO
                                                                    -------------------------------
Ticker       Short Name                                  IPO Date       After 1 Day        To Date
---------------------------------------------------------------------------------------------------
DSFN         DSA Financial Corporation                   07/30/2004        (6.00)            (6.00)
PRTRD        Partners Trust Financial Group, Inc         07/15/2004        (1.00)            (0.50)
SYNF         Synergy Financial Group, Inc.               01/21/2004        10.90              0.10
PBCP         Provident Bancorp, Inc.                     01/15/2004        15.00              8.40

2004         Average                                                        4.73              0.50
             Median                                                         4.95             (0.20)

BKMU         Bank Mutual Corporation                     10/30/2003        17.80             11.20
JFBI         Jefferson Bancshares, Inc.                  07/02/2003        23.90             27.30
FNFG         First Niagara Financial Group, Inc.         01/21/2003        12.70             23.00
WAYN         Wayne Savings Bancshares, Inc.              01/09/2003        12.00             62.00
SFFS         Sound Federal Bancorp, Inc.                 01/07/2003        10.00             30.40
OCNB         Bridge Street Financial, Inc.               01/06/2003         1.60             51.00

2003         Average                                                       13.00             34.15
             Median                                                        12.35             28.85

CSBC         Citizens South Banking Corporation          10/01/2002        (0.50)            30.70
BRKL         Brookline Bancorp, Inc.                     07/10/2002        10.60             43.70
WGBC         Willow Grove Bancorp, Inc.                  04/04/2002         9.50             63.20

2002         Average                                                        6.53             45.87
             Median                                                         9.50             43.70

PHSB         PHSB Financial Corp.                        12/21/2001        22.40            100.00
FFFL         Fidelity Bankshares, Inc.                   05/15/2001        22.31            244.00

2001         Average                                                       22.36            172.00
             Median                                                        22.36            172.00


1/1/2001 to  Average                                                       10.75             45.90
08/02/04     Median                                                        10.90             30.40



There have been four second step conversions completed year to date, and six in 2003. All seven have experienced a moderate first day price "pop". As second step conversions have historically been priced at premiums to similar time frame standard conversions, there has been less room for aftermarket price appreciation.

Conversion Valuation Appraisal Report                                   Page: 55
================================================================================


               FIGURE 38 - RECENT STANDARD CONVERSION PERFORMANCE

                                                                                     ------------------------
                                                                                     Percent Change from IPO
                                                                                     ------------------------
         Ticker           Short Name                                     IPO Date    After 1 Day      To Date
         ----------------------------------------------------------------------------------------------------
         TDCB             Third Century Bancorp                        05/06/2004         13.20        12.50
         SEFL             St. Edmond's FSB                             05/06/2004         (1.50)       (3.50)
         NABC             New Haven Savings Bank                       04/02/2004         52.00        39.40
         ----------------------------------------------------------------------------------------------------
         2004 YTD         Average                                                         21.23        16.13
                          Median                                                          13.20        12.50
         ----------------------------------------------------------------------------------------------------
         KNBT             Keystone Nazareth Bank & Trust Co.           11/03/2003         68.80        62.90
         RPFG             Rainier Pacific Savings Bank                 10/21/2003         69.90        66.00
         CFBC             Community First Bank                         06/27/2003         20.00        46.90
         RFBK             Rantoul First Bank                           04/02/2003         15.10        60.00
         PFS              Provident Bank                               01/16/2003         55.00        76.60
         CCFC             Clay County S&LA                             01/09/2003         20.00        37.00
         ----------------------------------------------------------------------------------------------------
         2003             Average                                                         41.47        58.23
                          Median                                                          37.50        61.45
         ----------------------------------------------------------------------------------------------------
         ALFC             Atlantic Liberty Savings                     10/23/2002         30.20        96.20
         TONE             TierOne Bank                                 10/02/2002         38.00       110.90
         MCBF             Monarch Community Bank                       08/30/2002         16.80        42.30
         FPTB             Pacific Trust Bank                           08/23/2002         18.58        87.50
         RSVB             Mt. Troy Savings Bank                        04/08/2002         25.00        62.50
         HRGB             Heritage Savings Bank                        02/26/2002         20.50       161.70
         ----------------------------------------------------------------------------------------------------
         2002             Average                                                         24.85        93.52
                          Median                                                          22.75        91.85
         ----------------------------------------------------------------------------------------------------
         AFBA             Allied First Bank                            12/31/2001         20.00        44.00
         CSFC             Michigan City Savings and Loan Association   12/28/2001         20.00       140.00
         PBNC             Peoples Federal Savings Bank                 10/12/2001         21.50       118.00
         GLBP             Globe Homestead Federal                      07/10/2001         13.12        62.50
         BAFI             Affiliated Bank                              06/01/2001          0.00       210.00
         CFSL             Chesterfield FS&LA of Chicago                05/02/2001         36.50       209.10
         FBTC             First Bank & Trust                           04/19/2001         13.20        18.00
         BUCS             BUCS Federal                                 03/15/2001         30.00       160.00
         CTZN             Citizens First Savings Bank                  03/07/2001         38.10       127.00
         ----------------------------------------------------------------------------------------------------
         2001             Average                                                         21.38       120.96
                          Median                                                          20.00       127.00
         ----------------------------------------------------------------------------------------------------
         1/1/2001 to      Average                                                         21.38       120.96
         8/2/2004         Median                                                          20.00       127.00
         ----------------------------------------------------------------------------------------------------
         ===================================================================================================


Source:  SNL Securities, FinPro calculations


As the prior two tables highlight, recent standard conversions have experienced a greater after-market increases than second step conversions. The recent price appreciation of second steps conversions warrants a moderate upward adjustment.

Conversion Valuation Appraisal Report                                   Page: 56
================================================================================


------------------------------------
      VALUATION ADJUSTMENTS
------------------------------------


Relative to the Comparables, the following adjustments need to be made to the Bank's pro forma market value.


Valuation Factor                                            Valuation Adjustment
--------------------------------------------------------------------------------

Financial Condition                                          Slight Upward

Balance Sheet Growth                                         Modest Downward

Earnings Quality, Predictability and Growth                  Slight Downward

Market Area                                                  No Adjustment

Dividends                                                    No Adjustment

Liquidity of the Issue                                       Moderate Downward

Recent Regulatory Matters                                    No Adjustment



Additionally, the following adjustment should be made to the Bank's market value.

Valuation Factor                                            Valuation Adjustment
--------------------------------------------------------------------------------

Management                                                   No Adjustment

Subscription Interest                                        Moderate Upward

Conversion Valuation Appraisal Report                                   Page: 57
================================================================================


6.  Valuation

In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro forma market value approach, four key pricing multiples were considered. The three multiples include:

         Price to earnings ("P/E")

         Price to book value ("P/B")

         Price to assets ("P/A")

All of the approaches were calculated on a pro forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in
Exhibit 10.


-------------------------------------------------
DISCUSSION OF WEIGHT GIVEN TO VALUATION MULTIPLES
-------------------------------------------------

To ascertain the pro forma estimated market value of the Bank, the market multiples for the Comparable Group were utilized. As a secondary check, all New Jersey public thrifts, all publicly traded thrifts and the recent (2001 to date) and historical standard conversions were assessed. The multiples for the Comparable Group, all publicly traded thrifts, and New Jersey publicly traded thrifts are shown in Exhibit 7.

         Price to Earnings - According to the OTS  Appraisal  Guidelines:  "When
         -----------------
         both the converting institution and the comparable companies are recording "normal" earnings. A P/E approach may be the simplest and most direct method of valuation. When earnings are low or negative, however, this approach may not be appropriate and the greater consideration should be given to the P/BV approach." In this particular case, the Bank's earnings are "normal". As a basis for comparison, the price to core earnings was utilized for both the Bank and the Comparable Group to eliminate any nonrecurring items. As such, this approach is applicable, meaningful and appropriate in this appraisal.

Conversion Valuation Appraisal Report                                   Page: 58
================================================================================


         Price to  Book/Price  to Tangible Book - According to the OTS Appraisal
         --------------------------------------
         Guidelines: "The P/BV approach works best when the converting institution and the Comparables have a normal amount of book value. The P/BV approach could seriously understate the value of an institution that has almost no book value but has an outstanding future earnings potential. For converting institutions with high net worth, the appraiser may have difficulty in arriving at a pro forma market value because of pressure placed on the P/E multiple as higher P/BV levels are required to reflect a similar P/BV ratio as the peer group average. The P/BV approach also suffers from the use of historical cost accounting data."

         Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B is utilized frequently as the benchmark for market value. A better approach is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Initially following conversion, FinPro feels that thrifts often trade on a price to tangible book basis. Currently, the Bank and the Comparable Group have normal levels of capital, however, after the conversion the Bank is expected to have a higher level of capital.

         Price to Assets -  According  to the OTS  Appraisal  Guidelines:  "This
         ---------------
         approach remedies the problems of a small base that can occur with the P/BV approach, but the approach has many of the other limitations of the latter approach (the P/BV approach)." FinPro places little weight on this valuation approach due to the lack of consideration of asset and funding mixes and the resulting earnings impact.

In conclusion, in estimating the market value for the Bank, the most weight was placed on the P/TB approach followed closely by the P/E approach. The P/B was given much less weight and the P/A ratio was not given much weight at all.

Conversion Valuation Appraisal Report                                   Page: 59
================================================================================


------------------------------------
        EVALUATION OF THE
         EXCHANGE RATIO
------------------------------------


In a second step, the appraisal must equally weigh the fairness of the value to both the existing minority shareholders, as well as new equity investors. These interests are at odds as the existing shareholders desire a higher value and thus a higher exchange ratio, while the new equity investors desire a lower value. This valuation gave equal weight to both the existing minority shareholders and the new investors.

FinPro's estimated value range was designed to provide standard conversion pricing at the low end of the estimated value range, while accounting for the exchange of the minority shareholders at the high end of the range.


The Bank's stock closed at $34.25 per share on August 2, 2004. This would equal an exchange ratio of 3.4250, which is between approximately the maximum of the estimated value range. If the offering were to close with an exchange ratio below 3.425, existing shareholders could see their value diluted. However, the second step would benefit the minority shareholders in the form of increased liquidity, the addition of an exit strategy and book value accretion.


With this estimated value range, FinPro will let the market decide whether the Bank should be priced closer to standard conversions at the low end of the estimated value range or closer to the exchange value at the high end of the range.

Conversion Valuation Appraisal Report                                   Page: 60
================================================================================


-----------------------------------------
OFFERING VALUE IN RELATION TO COMPARABLES
-----------------------------------------



Based upon the premiums and discounts defined in the section above, the Bank pricing at the midpoint is estimated to be $12,800,000. Based upon a range below and above the midpoint value, the relative values are $10,880,500 at the minimum and $14,720,000 at the maximum, respectively. At the super maximum of the estimated value range, the offering value would be $16,928,000.


At the various levels of the estimated value range, the full offering would result in the following offering data:

                     FIGURE 39 - VALUE RANGE - FULL OFFERING

                                                  ------------------------------------------------------------------------
                                                                           Appraised Value
                                                  ------------------------------------------------------------------------
                                                      Minimum            Midpoint           Maximum          SuperMaximum *
                                                  ------------------------------------------------------------------------
Conclusion
 Total Shares                                        1,088,000          1,280,000         1,472,000              1,692,800
 Price per Share                                  $         10       $         10      $         10           $         10
 Full Conversion Value                            $ 10,880,000       $ 12,800,000      $ 14,720,000           $ 16,928,000
 Exchange Shares                                       500,698            589,056           677,415                779,020
 Exchange Percent                                       46.02%             46.02%            46.02%                 46.02%
 Conversion Shares                                     587,302            690,944           794,585                913,780
 Conversion Percent                                     53.98%             53.98%            53.98%                 53.98%
 Gross Proceeds                                   $  5,873,020       $  6,909,440      $  7,945,850           $  9,137,800
 Exchange Value                                   $  5,006,980       $  5,890,560      $  6,774,150           $  7,790,200
 Exchange Ratio                                         2.5551             3.0060            3.4569                 3.9754
                                                  ------------------------------------------------------------------------
*  SuperMaximum is an overallotment option that is 15% above the maximum amount.


Source:  FinPro Inc. Pro Forma Model

This equates to the following multiples:

                    FIGURE 40 - VALUE RANGE PRICING MULTIPLES

                                                ------------------------------------------------------------------------------
                                                                     Illiquid
                                                   Bank             Comparables              State                  National
                                                ------------------------------------------------------------------------------
                                                                   Mean     Median       Mean     Median       Mean    Median
                                                                   ----     ------       ----     ------       ----    ------
                                        Min           19.23
Price-Core Earnings Ratio P/E           Mid           22.73       19.51     17.05       18.44     15.80       22.31    16.45
-----------------------------           Max           26.32
                                       Smax           30.30

                                        Min          88.34%
Price-to-Book Ratio P/B                 Mid          96.90%      149.10%   137.00%     171.55%   173.75%     153.14%  140.05%
-----------------------                 Max         104.28%
                                       Smax         111.61%

                                        Min          88.34%
Price-to-Tangible Book Ratio P/TB       Mid          96.90%      152.44%   140.40%     182.48%   184.40%     171.25%  153.40%
---------------------------------       Max         104.28%
                                       Smax         111.61%

                                        Min          11.79%
Price-to-Assets Ratio P/A               Mid          13.74%       14.14%    15.36%      15.83%    16.38%      14.94%   14.03%
-------------------------               Max          15.65%
                                       Smax          17.80%

Conversion Valuation Appraisal Report                                   Page: 61
================================================================================

Source:  FinPro Inc. Pro Forma Model

    FIGURE 41 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA MIDPOINT


                                        ---------------------------------------------------------------------------
                                                                            Price Relative to
                                        ---------------------------------------------------------------------------
                                           Earnings     Core Earnings       Book        Tangible Book      Assets
-------------------------------------------------------------------------------------------------------------------
The Bank (at midpoint) Full Conversion        22.73          22.73           96.90%         96.90%         13.74%
-------------------------------------------------------------------------------------------------------------------
Comparable Group Median                       17.05          17.05          137.00%        140.40%         15.36%
-------------------------------------------------------------------------------------------------------------------
(Discount) Premium                            33.31%         33.31%         -29.27%        -30.98%        -10.55%
-------------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations


Figure 41 illustrates that at the midpoint of the estimated valuation range the Bank is priced at a 33.31% premium to the Comparable median price to core earnings multiple. On a tangible book basis, the Bank is priced at a 30.98% discount.



 FIGURE 42 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA SUPER MAXIMUM


                                            ---------------------------------------------------------------------
                                                                     Price Relative to
                                            ---------------------------------------------------------------------
                                              Earnings      Core Earnings    Book        Tangible Book    Assets
-----------------------------------------------------------------------------------------------------------------
The Bank (at the supermax) Full Conversion       30.30            30.30    111.61%          111.61%       17.80%
-----------------------------------------------------------------------------------------------------------------
Comparable Group Median                          17.05            17.05    137.00%          140.40%       15.36%
-----------------------------------------------------------------------------------------------------------------
(Discount) Premium                              77.71%           77.71%    -18.53%          -20.51%       15.89%
-----------------------------------------------------------------------------------------------------------------


Source:  FinPro Calculations


Figure 42 illustrates that at the super maximum of the estimated valuation range the Bank is priced at a 77.71% premium to the Comparable median price to core earnings multiple. On a tangible book basis, the Bank is priced at a 20.51% discount.

Conversion Valuation Appraisal Report                                   Page: 62
================================================================================

----------------------------------------------
COMPARISON TO ILLIQUID FULLY CONVERTED THRIFTS
----------------------------------------------


There is a significant different between the asset base of the Comparable Group relative to the Bank, which concerned FinPro in selecting the Comparable Group. In order to mitigate the concern, FinPro decided that it was appropriate to compare the estimated value range established using the Comparable Group relative to the pricing multiples of similar size illiquid fully converted thrifts.

There are six fully converted thrifts that trade on the OTC Bulletin Board that are located in the Mid Atlantic Region. There are no illiquid fully converted thrifts in the New England Region. Four of the six, RSV, Farnsworth, BUCs and SE, have assets less than $200 million and the other two, American Bank and Nittany, have assets between $200 million and $300 million. These six thrifts shall serve as an Illiquid Comparable Group.

A financial comparison of the Bank's financial ratios relative to the Illiquid Comparable Group is included as Exhibit 14. Relative to the Illiquid Comparable Group, the following adjustments need to be made to the Bank's pro forma market value.




Valuation Factor                                          Valuation Adjustment
--------------------------------------------------------------------------------

Financial Condition                                       Moderate Upward

Balance Sheet Growth                                      Downward

Earnings Quality, Predictability and Growth               Moderate Downward

Market Area                                               No Adjustment

Dividends                                                 No Adjustment

Liquidity of the Issue                                    No Adjustment

Recent Regulatory Matters                                 No Adjustment

Conversion Valuation Appraisal Report                                   Page: 63
================================================================================



Additionally, the following adjustment should be made to the Bank's market value.

Valuation Factor                                          Valuation Adjustment
--------------------------------------------------------------------------------

Management                                                No Adjustment

Subscription Interest                                     Moderate Upward


After reviewing these factors, FinPro believes that the Bank should be priced at a discount to the Illiquid Comparable Group. The premiums/(discounts) relative to the Illiquid Comparable Group are as follows:


FIGURE 43 -  ILLIQUID  COMPARABLE  PRICING  MULTIPLES  TO THE  BANK'S  PRO FORMA
                                    MIDPOINT

                                                ----------------------------------------------------------------
                                                                     Price Relative to
                                                ----------------------------------------------------------------
                                                Earnings   Core Earnings      Book      Tangible Book    Assets
----------------------------------------------------------------------------------------------------------------
The Bank (at midpoint) Full Conversion             22.73          22.73       96.90%          96.90%      13.74%
----------------------------------------------------------------------------------------------------------------
Illiquid Comparable Group Median                   14.80          17.50      103.00%         107.80%       9.05%
----------------------------------------------------------------------------------------------------------------
(Discount) Premium                                53.58%         29.89%       -5.92%         -10.11%      51.82%
================================================================================================================

Source:  FinPro Calculations

Figure 43 illustrates that at the midpoint of the estimated valuation range the Bank is priced at a 29.89% premium to the Illiquid Comparable median price to core earnings multiple. On a tangible book basis, the Bank is priced at a 10.11% discount.

 FIGURE 44 - ILLIQUID COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA SUPER
                                     MAXIMUM

                                                  --------------------------------------------------------------
                                                                          Price Relative to
                                                  --------------------------------------------------------------
                                                  Earnings    Core Earnings     Book     Tangible Book    Assets
----------------------------------------------------------------------------------------------------------------
The Bank (at the supermax) Full Conversion          30.30           30.30     111.61%         111.61%     17.80%
----------------------------------------------------------------------------------------------------------------
Illiquid Comparable Group Median                    14.80           17.50     103.00%         107.80%      9.05%
----------------------------------------------------------------------------------------------------------------
(Discount) Premium                                 104.73%          73.14%       8.36%          3.53%     96.69%
----------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

Figure 44 illustrates that at the super maximum of the estimated valuation range the Bank is priced at a 73.14% premium to the Illiquid Comparable median price to core earnings multiple. On a tangible book basis, the Bank is priced at a 3.53% discount.

Conversion Valuation Appraisal Report                                   Page: 64
================================================================================

------------------------------------------------
COMPARISON TO OTHER SELECTED THRIFT INSTITUTIONS
------------------------------------------------



As a Tertiary check FinPro reviewed the pro forma pricing multiples of the Bank relative to two other New Jersey thrift institutions. Farnsworth Bancorp ("Farnsworth") is a fully converted thrift institution located in the Bank's general market area. Farnsworth is also comparable in size at $96.2 million in assets and has similar profitability levels. Farnsworth would be a perfect comparable if it was liquidly traded on a major exchange, which it is not. Synergy Financial Services ("Synergy") is a recent second step located in central New Jersey. Synergy is substantially larger than the Bank.

          FIGURE 45 - COMPARISON TO OTHER SELECTED THRIFT INSTITUTIONS

                                                               ---------------------------------------------------------------------
                                          Current      Current                       Current Price in Relation to
                                                               ---------------------------------------------------------------------
                                            Stock       Market                                                             Tangible
                                            Price        Value    Earnings   Core EPS  LTM EPS LTM Core EPS Book Value   Book Value
Ticker     Short Name                          ($)         ($M)         (x)        (x)      (x)         (x)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
FNSW       Farnsworth Bancorp, Inc.         16.50          8.7        14.7       16.8     14.1        17.5       125.6        125.6

SYNF       Synergy Financial Group, Inc.    10.01        124.7        31.3         NA     30.3          NA       119.4        120.2


           Roebling - Minimum                                -          NA         NA     19.2        19.2        88.3         88.3
           Roebling - Midpoint                               -          NA         NA     22.7        22.7        96.9         96.9
           Roebling - Maximum                                -          NA         NA     26.3        26.3       104.3        104.3
           Roebling - Supermaximum                           -          NA         NA     30.3        30.3       111.6        111.6

Source:  SNL Securities, FInPro calculations

Conversion Valuation Appraisal Report                                   Page: 65
================================================================================


------------------------------------
       VALUATION CONCLUSION
------------------------------------


The best indicator of an institutions value is the market, specifically the stock price. Trading as an MHC under the symbol ROEB, the stock has been between $23.00 and $40.00 during the period January 1, 2004 and to August 2, 2004. The Bank's current trading price is $34.25 per share. As the price is in the range, it is indicative that the range is appropriate.

It is, therefore, our opinion that as of August 2, 2004, the estimated pro forma market value of the Bank in a full offering was $12,800,000 at the midpoint of a range with a minimum of $10,880,000 to a maximum of $14,720,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or super maximum value in a full offering is $16,928,000. The stock will be issued at $10.00 per share. At the midpoint of the EVR, 589,056 shares will be exchanged and 690,944 conversion shares will be issued based on an exchange ratio of 3.0060.



                            -----------------------------------------------------------------
                                                    Appraised Value
                            -----------------------------------------------------------------
Conclusion                        Minimum        Midpoint         Maximum      Super Maximum*
                            -----------------------------------------------------------------

 Total Shares                   1,088,000          1,280,000        1,472,000        1,692,800
 Price per Share             $         10       $         10     $         10     $         10
 Full Conversion Value       $ 10,880,000       $ 12,800,000     $ 14,720,000     $ 16,928,000
 Exchange Shares                  500,698            589,056          677,415          779,020
 Exchange Percent                  46.02%             46.02%           46.02%           46.02%
 Conversion Shares                587,302            690,944          794,585          913,780
 Conversion Percent                53.98%             53.98%           53.98%           53.98%
 Gross Proceeds              $  5,873,020       $  6,909,440     $  7,945,850     $  9,137,800
 Exchange Value              $  5,006,980       $  5,890,560     $  6,774,150     $  7,790,200
 Exchange Ratio                    2.5551             3.0060           3.4569           3.9754
                             -----------------------------------------------------------------
*  SuperMaximum is an overallotment option that is 15% above the maximum amount.


Pro forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, New Jersey public thrifts and second step conversions are shown in Exhibit 11.

The document represents an initial valuation for the Bank. Due to the duration of time that passes between the time this document is compiled and the time the offering closes, numerous factors could lead FinPro to update or revised the appraised value of the Bank. Some factors that could lead FinPro to adjust the appraised value include: (1) changes in the Bank's operations and financial condition; (2) changes in the market valuation or financial condition of the Comparable Group; (3) changes in the broader market; and (4) changes in the market for thrift conversions. Should there be material changes to any of these factors, FinPro will prepare an appraisal update to appropriately adjust the value of the Bank. At the time of closing, FinPro will prepare a final appraisal to determine if the valuation range is still appropriate and determine the exact valuation amount appropriate for the Bank.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Exhibit 1 - Firm Overview
------------------------------------------------------------------------------------------------------------------------------------



FinPro, Inc. was established in 1987 as a full service investment banking an               Asset / Liability Management
management consulting firm specializing in providing advisory services to the financial      o Interest Rate Risk Modeling
institutions industry.                                                                       o Investment Advisory
                                                                                             o Balance Sheet Restructuring
FinPro is not a transaction oriented firm.  This approach uniquely positions FinPro as
an objective third party willing to explore all strategic alternatives rather than         Capital Markets
focus solely on transaction oriented strategies.                                             o Corporate Finance
                                                                                             o Mergers and Acquisitions
FinPro believes that a client deserves to be presented with all alternatives. Careful        o Fairness Opinions
consideration is given to the associated benefits and drawbacks of each alternative so       o Bank Appraisals and Valuations
decisions can be made on the merits of these alternatives.
                                                                                           Compliance
FinPro principals are frequent speakers and presenters at financial institution trade        o Quarterly Bank Fiduciary Package
association functions.  FinPro teaches:                                                      o CRA Performance Review and
                                                                                               Improvement
    o    strategic planning and mergers and acquisitions at the Stonier School of            o Compliance Reviews
         Banking;
    o    strategic planning to examiners from the Federal Deposit Insurance                Financial
         Corporation, Office of Thrift Supervision and several State Banking                 o Core Deposit Studies and Intangible
         Departments;                                                                          Impairment Analysis
    o    various capital market and finance courses at the Graduate School of Bank           o Earnings Improvement Studies
         Investments and Financial Management at the University of  South Carolina; and
    o    an online mergers and acquisitions course for the American Bankers Association.   Market Feasibility Studies
                                                                                             o Market Studies and Market Area
FinPro maintains a library of databases encompassing bank and thrift capital markets           Evaluations
data, census data, branch deposit data, national peer data, market research data along       o Site Studies
with many other related topics.  As such, FinPro can provide quick, current and precises     o Branch Applications
analytical assessments based on timely data.  In addition, FinPro's geographic mapping
capabilities give it a unique capability to thematically illustrate multiple issues and    Market Research
to provide targeted marketing opportunities to its clients.                                  o Branch Evaluations, Acquisitions,
                                                                                               Sales, Consolidations and Swaps
                                                                                             o Branch and Product Profitability
                                                                                             o Competitive Analysis and Positioning
                                                                                             o Customer Segmentation and Profiling

                                                                                           Operations
                                                                                             o Financial Reporting
                                                                                             o Operational and Systems Consulting

                                                                                           Strategic Planning
                                                                                             o Budgeting
                                                                                             o Strategic and Business Planning

--------------------------------------------------------------------------------
FINPRO, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Exhibit 1 - Firm Overview, Donald J. Musso
--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]
                                                                 Donald J. Musso
                                                                       President


Donald founded FinPro, Inc. in 1987 as a consulting and investment banking firm located in New Jersey that specializes in providing advisory services to the financial institutions industry.

Donald has a broad background in strategic planning, asset/liability management, market feasibility assessments, de novo bank formation and investment banking. Besides his consulting experience, he has solid industry experience, having worked for two multi-billion asset, east coast financial institutions. Currently, Donald is a founder, significant shareholder and Board member for Nittany Financial Corporation, a bank he helped form in 1998.

Donald has provided expert testimony on financial institution matters for the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States Attorney's Office.

Donald is a frequent speaker on financial institution related topics and has assisted trade groups such as the ACB, ABA, CSBS and numerous State Organizations in various activities. He is also on the faculty of Stonier Graduate School of Banking, teaching Strategic Planning and Mergers and Acquisitions. Donald also teaches at the Graduate School of Bank Investments and Financial Management at the University of South Carolina and will begin teaching at the Graduate School of Banking at Colorado in 2004.

Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion firm in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells. He began his career with Goldome Savings Bank.

Donald earned a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickinson University.

--------------------------------------------------------------------------------
FINPRO, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Exhibit 1 - Firm Overview, Dennis E. Gibney
--------------------------------------------------------------------------------

                                    .                          [GRAPHIC OMITTED]
                                                           Dennis E. Gibney, CFA
                                                               Managing Director

Dennis joined FinPro in June of 1996.

Dennis manages all of the firm's capital markets engagements including mergers and acquisitions, stock valuations and fairness opinions. In 2003, Dennis taught the American Bankers Association's Merger and Acquisition Course. Dennis has worked on the appraisal of over $2.0 billion in thrift conversion IPOs, the most notable being that of Roslyn Bancorp, Inc. He has also prepared expert witness testimony for litigation involving corporate appraisal methodology.

Dennis' areas of expertise include financial modeling, merger accounting, security valuation, interest rate risk analysis, portfolio management and competitive analysis.

Prior to joining the firm, Dennis received broad-based experience in the securities industry. He worked as an Allocations Specialist for Merrill Lynch & Company, supporting their mortgage-backed securities trading desk in New York and for Sandler O'Neill & Partners.

Dennis is a member of the New York Society of Security Analysts. He earned a B.S. from Babson College with a triple-major in Finance, Investments and Economics.

--------------------------------------------------------------------------------
FINPRO, INC.
--------------------------------------------------------------------------------

     Exhibit 2
     Consolidated Balance Sheets

                                                                                 March 31,                 September 30,
                                                                               ------------       -------------------------------
                                                                                   2004               2003               2002
                                                                               ------------       ------------       ------------
                                                                                 (Unaudited)
Assets:
     Cash and due from banks                                                   $  1,817,928       $  1,886,059       $  2,060,947
     Interest-bearing deposits                                                      582,520            145,459          5,162,032
                                                                               ------------       ------------       ------------
          Total cash and cash equivalents                                         2,400,448          2,031,518          7,222,979
     Certificates of deposit                                                      1,500,000          1,700,000            900,000
     Securities available for sale                                               20,786,987         23,883,835         23,143,032
     Securities held to maturity; approximate fair value of
       $795,000 (2003) and $1,117,000 (2002)                                      1,250,966          1,802,331          3,080,425
     Loans receivable, net                                                       58,771,593         55,361,709         45,730,956
     Accrued interest receivable                                                    349,994            383,238            447,553
     Federal Home Loan Bank of New York stock, at cost                              563,900            563,900            472,100
     Premises and equipment                                                       1,689,535          1,749,829          1,135,222
     Other assets                                                                   171,426            267,885             84,830
                                                                               ------------       ------------       ------------
          Total assets                                                         $ 87,484,849       $ 87,744,245       $ 82,217,097
                                                                               ============       ============       ============
Liabilities and stockholders' equity:
     Liabilities:
     Deposits                                                                  $ 78,975,642       $ 78,407,903       $ 74,361,128
     Borrowed funds                                                                                  1,200,000                 --
     Advances from borrowers for taxes and insurance                                437,462            412,535            409,103
     Other liabilities                                                              558,907            543,447            714,468
                                                                               ------------       ------------       ------------
          Total liabilities                                                      79,972,011         80,563,885         75,484,699
                                                                               ------------       ------------       ------------
     Commitments and contingencies                                                       --                 --                 --
     Stockholders' equity:
     Serial preferred stock, no par value, authorized 1,000,000 shares,
       no shares issued                                                                  --                 --                 --
     Common stock; par value $.10; authorized 4,000,000 shares;
       shares issued and outstanding 425,500;                                        42,550             42,550             42,550
     Additional paid-in-capital                                                   1,702,106          1,690,532          1,674,209
     Unallocated employee stock ownership plan shares                               (54,880)           (62,720)           (78,400)
     Retained earnings - substantially restricted                                 5,647,559          5,409,050          4,849,934
     Accumulated other comprehensive income - unrealized gain on
       securities available for sale, net of tax                                    175,503            100,948            244,105
                                                                               ------------       ------------       ------------
          Total stockholders' equity                                              7,512,838          7,180,360          6,732,398
                                                                               ------------       ------------       ------------
          Total liabilities and stockholders' equity                           $ 87,484,849       $ 87,744,245       $ 82,217,097
                                                                               ============       ============       ============

     Exhibit 3
     Consolidated Income Statements

                                                                For the Six Months Ended                For the Year Ended
                                                                         March 31,                        September 30,
                                                              ----------------------------          ----------------------------
                                                                 2004             2003                2003              2002
                                                              ----------        ----------          ----------       -----------
                                                                     (Unaudited)
Interest income:
     Loans receivable                                         $1,711,494        $1,604,911          $3,305,751       $ 3,234,583
     Investment securities                                       378,278           525,850             955,746         1,159,463
     Other interest-earning assets                                32,779            64,443             118,685            99,387
                                                              ----------        ----------          ----------       -----------
     Total interest income                                     2,122,551         2,195,204           4,380,182         4,493,433
                                                              ----------        ----------          ----------       -----------
Interest expense:
     Deposits                                                    457,516           631,905           1,174,969         1,413,720
     Borrowed funds                                                1,070          102                      142             5,151
     Total interest expense                                      458,586           632,007           1,175,111         1,418,871
                                                              ----------        ----------          ----------       -----------
     Net interest income before provision for loan losses      1,663,965         1,563,197           3,205,071         3,074,562
     Provision for loan losses                                    16,000            36,000              60,000            96,000
     Net interest income after provision for loan losses       1,647,965         1,527,197           3,145,071         2,978,562
                                                              ----------        ----------          ----------       -----------
Non-interest income:
     Loan fees and late charges                                   27,395            32,774              75,397            55,186
     Account servicing and other                                 197,763           199,211             409,496           376,178
     Gain on sale of loans                                         1,671             6,243              16,148             5,910
     Gain on sale of real estate owned                                --                --                  --             2,288
     Total non-interest income                                   226,829           238,228             501,041           439,562
                                                              ----------        ----------          ----------       -----------
Non-interest expense:
     Compensation and benefits                                   806,730           697,579           1,421,652         1,342,750
     Occupancy and equipment                                     162,161           135,231             276,235           229,921
     Service bureau and data processing                          200,858           193,765             397,992           356,503
     Federal insurance premiums                                    5,878             5,995              11,904            11,387
     Other expense                                               281,299           281,350             577,830           539,841
     Total non-interest expense                                1,456,926         1,313,920           2,685,613         2,480,402
                                                              ----------        ----------          ----------       -----------
     Income before income taxes                                  417,868           451,505             960,499           937,722
     Income taxes                                                179,359           190,336             401,383           356,171
                                                              ----------        ----------          ----------       -----------
     Net income                                                $ 238,509         $ 261,169           $ 559,116         $ 581,551
                                                               =========         =========           =========         =========
Earnings per common share:
     Basic                                                     $    0.57         $    0.63           $    1.34         $    1.40
     Diluted                                                   $    0.56         $    0.62           $    1.33         $    1.39
                                                               =========         =========           =========         =========
Weighted average number of shares outstanding:
     Basic                                                       419,424           417,856             418,248           416,680
     Diluted                                                     423,414           421,819             421,829           419,488
                                                               =========         =========           =========         =========

     Exhibt 3

                                                                       For the Six Months Ended            For the Year Ended
                                                                             March 31,                      September 30,
                                                                    ---------------------------      ---------------------------
                                                                       2004             2003           2003              2002
                                                                    ---------         ---------      ---------         ---------
                                                                            (Unaudited)
                                            Net income              $ 238,509         $ 261,169      $ 559,116         $ 581,551
Other comprehensive income, net of tax:
     Unrealized gain (loss) on securities
       available for sale, net of tax                                  74,555           (28,825)      (143,157)          149,226
                                                                    ---------         ---------      ---------         ---------
                                  Comprehensive income              $ 313,064         $ 232,344      $ 415,959         $ 730,777
                                                                    =========         =========      =========         =========

--------------------------------------------------------------------------------
                                    Exhibit 4
                                  Roebling Bank
           TFR Schedule SO and Audited Income Statement Reconciliation
                   For the Twelve Months Ended March 31, 2004

                                                    Net Income
Description                                        ($ in 000's)
-----------                                        ------------
06/30/03 SO Net Income                              $    163
09/30/03 SO Net Income                                   135
12/31/03 SO Net Income                                   118
03/31/04 SO Net Income                                   121
                                                    ---------
Net Income for 12 Months Ended 3/31/04              $    537

Financial Statements:
Net Income for 12 Months Ended 3/31/04              $    537

Variance                                            $      -
--------------------------------------------------------------------------------

Exhibit 5
Consolidated Statements of Cash Flows

                                                       Six Months Ended March 31,        Year Ended September 30,
                                                      ----------------------------    ----------------------------
                                                           2004            2003            2003            2002
                                                      ------------    ------------    ------------    ------------
Cash flows from operating activities:

Net income                                            $    238,509    $    261,169    $    559,116    $    581,551
Adjustments to reconcile net income to cash
  provided by operating activities:
Depreciation                                                77,931          47,219         107,204          92,770
Amortization of premiums and discounts, net                 31,325          62,159         118,856          62,644
Amortization of deferred loan fees and costs, net              868          10,573          37,676          44,540
Provision for loan losses                                   16,000          36,000          60,000          96,000
Gain on sale of loans                                       (1,671)         (6,243)        (16,148)         (5,910)
Gain on sale of real estate owned                                                                           (2,288)
Decrease in other assets                                    23,581           8,357        (165,271)        (26,252)
Decrease in accrued interest receivable                     33,244           1,752          64,315         (62,669)
Increase (decrease) in other liabilities                    38,759        (161,465)        (93,606)        134,289
Allocation of ESOP shares                                   19,414          15,456          32,003          26,901
                                                      ------------    ------------    ------------    ------------
Net cash provided by operating activities                  477,960         274,977         704,145         941,576
                                                      ------------    ------------    ------------    ------------
Cash flows from investing activities:

Purchase of certificates of deposit                                     (1,000,000)     (1,000,000)       (600,000)
Proceeds from maturities of certificates of deposit        200,000                         200,000
Purchase of securities available for sale               (3,500,000)     (9,390,000)    (21,865,683)    (20,117,114)
Proceeds from payments and maturities of
  securities available for sale                          6,690,044      10,281,189      20,767,771       9,387,434
Purchase of securities held to maturity                   (140,125)                        (76,000)
Proceeds from payments and maturities of
  secrities held to maturity                               691,103         910,384       1,353,991       3,191,270
Loan originations, net of principal repayments          (3,850,621)     (8,217,864)    (14,338,036)     (3,762,864)
Proceeds from sale of loans                                425,540       2,280,440       4,625,755         993,062
Proceeds from sale of real estate owned                                                                     28,188
Purchase of Federal Home Loan Stock                                                        (91,800)        (86,300)
Purchase of premises and equipment                         (17,537)       (212,708)       (721,811)       (197,356)
                                                      ------------    ------------    ------------    ------------
Net cash provided by (used in) investing activities        498,404      (5,348,559)    (11,145,813)    (11,163,680)
                                                      ------------    ------------    ------------    ------------

Exhibit 5

                                                          Six Months Ended March 31,    Year Ended September 30,
                                                         ---------------------------   --------------------------
                                                             2004           2003           2003           2002
                                                         -----------    -----------    -----------    -----------
Cash flows from financing activities:

Net increase in deposits                                     567,739      1,646,296      4,046,775      8,160,632
Net (decrease) increase in short-term
  borrowed funds                                          (1,200,000)        24,013      1,200,000
Increase in advance payments by borrowers
  for taxes and insurance                                     24,927         25,145          3,432        (16,656)
                                                         -----------    -----------    -----------    -----------
Net cash (used in) provided by financing activities         (607,334)     1,695,454      5,250,207      8,143,976
                                                         -----------    -----------    -----------    -----------

Net increase (decrease) in cash and cash equivalents         368,930     (3,378,139)    (5,191,461)    (2,078,128)
Cash and cash equivalents at beginning of period           2,031,518      7,222,979      7,222,979      9,301,107
                                                         -----------    -----------    -----------    -----------

Cash and cash equivalents at end of period               $ 2,400,448    $ 3,844,840    $ 2,031,518    $ 7,222,979
                                                         ===========    ===========    ===========    ===========

Supplemental Disclosures of Cash Flow Information:
Cash paid for:
Interest on deposits and borrowed funds                  $   459,304    $   640,672    $ 1,193,931    $ 1,450,906
                                                         ===========    ===========    ===========    ===========
Income taxes                                             $   253,900    $   259,298    $   566,798    $   253,063
                                                         ===========    ===========    ===========    ===========

Supplemental Schedule of Noncash Investing Activities:
Change in unrealized gain on securities available
  for sale, net of tax                                   $    74,555    $   (28,825)   $  (143,157)   $   149,226
                                                         ===========    ===========    ===========    ===========

Exhibit 6
Consolidated Statements of  Stockholder's Equity

                                                     Additional                               Accumulated
                                                      Paid-in     Unallocated     Retained      Other
                                     Common Stock     Capital     ESOP Shares     Earnings   Comprehensive       Total
                                      -----------   -----------   -----------    -----------   -----------    -----------
     Balance at September 30, 2002    $    42,550   $ 1,674,209   $   (78,400)   $ 4,849,934   $   244,105    $ 6,732,398
         Net income                            --            --            --        559,116            --        559,116
     Amortization of ESOP shares               --        16,323        15,680             --            --         32,003
Change in unrealized gain
  on securities available
  for sale, net of income taxes                --            --            --             --      (143,157)      (143,157)
                                      -----------   -----------   -----------    -----------   -----------    -----------
     Balance at September 30, 2003         42,550     1,690,532       (62,720)     5,409,050       100,948      7,180,360
         Net income (Unaudited)                --            --            --        238,509            --        238,509
     Amortization of ESOP shares
       (Unaudited)                             --        11,574         7,840             --            --         19,414
Change in unrealized gain
  on securities available for sale,
  net of income taxes (Unaudited)              --            --            --             --        74,555        74,555
     Balance at March 31, 2004        $    42,550   $ 1,702,106   $   (54,880)   $ 5,647,559   $   175,503    $ 7,512,838
                                      ===========   ===========   ===========    ===========   ===========    ===========

   Exhibit 7
   Selected Financial Data

                                             Corporate                       Key Financial Data for the Most Recent Quarter
                                 -----------------------------------  --------------------------------------------------------------

                                                      Number            Total    Loans/   Loans/  Securities Deposits/ Borrowings/
                                                        of      IPO    Assets  Deposits   Assets      Assets    Assets    Assets
 Ticker       Short Name         Exchange City  State Offices   Date    ($000)      (%)      (%)         (%)       (%)     (%)
--------------------------------------------------------------------  --------------------------------------------------------------
         Comparable Thrift Data
---------
ALFC     Atlantic Liberty
           Financial            NASDAQ Brooklyn   NY     2  10/23/2002  182,709   107.15    64.56          NA    60.24   23.64
CEBK     Central Bancorp, Inc.  NASDAQ Somerville MA    10  10/23/1986  507,883   112.95    69.87          NA    61.86   28.01
ESBK     Elmira Savings Bank,
           FSB                  NASDAQ Elmira     NY     6  03/01/1985  294,707    74.63    61.39       32.94    82.26    8.83
HIFS     Hingham Institution for
           Savings              NASDAQ Hingham    MA     7  12/20/1988  526,060   117.45    73.94       16.70    62.96   28.52
LARL     Laurel Capital Group,
           Inc.                 NASDAQ Allison
                                         Park     PA     8  02/20/1987  301,251    68.81    56.58       25.37    82,22    7.17
LSBX     LSB Corporation        NASDAQ North
                                         Andover  MA     6  05/02/1986  476,274    73.22    44.54       51.89    69.83   26.31
MFLR     Mayflower Co-operative
           Bank                 NASDAQ Middleboro MA     5  12/23/1987  214,178    68.48    55.98       38.03    81.74    9.58
NBN      Northeast Bancorp      AMEX   Auburn     ME    12  08/19/1987  518,029   115.10    78.34       14.11    68.06   23.80
PHSB     PHSB Financial Corp.   NASDAQ Beaver
                                         Falls    PA    10  07/10/1997  323,003    60.23    41.20       54.19    68.42   16.76
WSB      Washington Savings
           Bank, F.S.B. (The)   AMEX   Bowie      MD     5  08/03/1988  471,344   120.22    89.20        2.39    74.20   15.04
WVFC     WVS Financial Corp.    NASDAQ Pittsburgh PA     6  11/29/1993  400,180    46.40    17.89       80.31    38.56   53.09
-------------------------------  -----------------------------------  -------------------------------------------------------------
         Average                                                        383,238    87.69    59.41       35.10    67.40   21.89
         Median                                                         400,180    74.63    61.39       32.94    68.06   23.64
         Maximum                                                        526,060   120.22    89.20       80.31    82.26   53.09
         Minimum                                                        182,709    46.40    17.89        2.39    38.56    7.17

ROEB     Roebling Financial
           Corp, MHC             OTC BB Roebling  NJ     3  10/02/1997   87,485    75.00    67.18       25.19    90.27       -

         Variance to the Comparable Median                             (312,695)    0.37     5.79       (7.75)   22.21  (23.64)

          Exhibit 7
   Selected Financial Data
                                     Capital for the Most Recent Quarter       Asset Quality for the Most Recent Quarter
                                   ----------------------------------------   ------------------------------------------------------
                                      Tangible      In-     Core
                                        Equity Tangible  Capital    Equity
                                Equity/   Tang Assets/  Tangible Reserves/      NPLs/ Reserves/   NPAs/    NPAs/ Reserves/ Reserves/
                                Assets  Assets  Equity    Assets    Assets      Loans     NPLs   Assets   Equity     Loans NPAs + 90
 Ticker       Short Name            (%)     (%)    (%)       (%)       (%)        (%)      (%)      (%)      (%)       (%)      (%)
------------------------------  -------------------------------------------   ------------------------------------------------------
        Comparable Thrift Data
ALFC  Atlantic Liberty
        Financial Corp           14.47    14.47      -        NA     14.80         NA       NA       NA       NA    0.52         NA
CEBK  Central Bancorp, Inc.       8.39     7.99   5.24        NA      9.10          -       NM        -        -    1.01         NM
ESBK  Elmira Savings Bank, FSB    7.60     7.43   2.39      7.38      8.28       0.52   212.78     0.36     4.77    1.10     186.90
HIFS  Hingham Institution for
        Savings                   8.01     8.01      -        NA      8.59       0.04       NM     0.03     0.41    0.78     612.10
LARL  Laurel Capital Group, Inc.  9.13     7.99  13.65      7.70      9.80       1.01   115.85     0.58     6.37    1.17     115.06
LSBX  LSB Corporation            11.96    11.96      -     11.63     12.84       0.05       NM     0.02     0.19    1.96         NM
MFLR  Mayflower Co-operative Bank 8.25     8.21   0.52        NA      8.93          -       NM        -        -    1.23         NM
MYST  Mystic Financial, Inc.      6.47     6.47      -        NA      7.12       0.71   131.20     0.50     7.73    0.94     131.20
NBN   Northeast Bancorp           7.26     7.12   2.10      8.20      8.10       0.23   470.63     0.20     2.74    1.07     422.29
PHSB  PHSB Financial Corp.       14.06    14.06      -        NA     14.56         NA       NA       NA       NA    1.19         NA
WSB   Washington Savings Bank,
        F.S.B. (The)              9.94     9.94      -      9.93     10.46         NA       NA       NA       NA    0.55         NA
WVFC  WVS Financial Corp.         7.38     7.38      -      7.35      7.69         NA       NA       NA       NA    1.72         NA
----------------------------  ------------------------------------------------------------------------------------------------------
      Average                     9.68     9.51   2.17      8.70     10.29       0.26   266.42     0.17     2.07    1.12     334.09
      Median                      8.39     8.01      -      7.95      9.10       0.05   212.78     0.03     0.41    1.10     304.60
      Maximum                    14.47    14.47  13.65     11.63     14.80       1.01   470.63     0.58     6.37    1.96     612.10
      Minimum                     7.26     7.12      -      7.35      7.69          -   115.85        -        -    0.52     115.06

ROEB  Roebling Financial Corp,
        Inc. (MHC)                8.59     8.59      -      8.24      9.15       0.20   407.50     0.14     1.60    0.83     407.50

      Variance to the
        Comparable Median         0.20     0.58      -      0.29      0.05       0.15   194.72     0.11     1.19   (0.27)    102.91


                                   Profitability for the Most Recent Quarter
                                   -----------------------------------------


                                       Return on    Return on
                                      Avg Assets   Avg Equity
 Ticker       Short Name                       (%)         (%)
------------------------------     -----------------------------------------
        Comparable Thrift Data
ALFC  Atlantic Liberty
        Financial Corp                    0.92      6.11
CEBK  Central Bancorp, Inc.               0.36      4.22
ESBK  Elmira Savings Bank, FSB            0.85     10.91
HIFS  Hingham Institution for
        Savings                           1.12     13.06
LARL  Laurel Capital Group, Inc.          0.57      6.32
LSBX  LSB Corporation                     1.95     17.11
MFLR  Mayflower Co-operative Bank         0.82      9.71
NBN   Northeast Bancorp                   0.82     11.03
PHSB  PHSB Financial Corp.                0.82      6.13
WSB   Washington Savings Bank,
        F.S.B. (The)                      2.42     23.58
WVFC  WVS Financial Corp.                 0.45      6.19
---------------------------------------------------------
      Average                             1.01     10.40
      Median                              0.82      9.71
      Maximum                             2.42     23.58
      Minimum                             0.36      4.22

ROEB  Roebling Financial Corp,
        Inc. (MHC)                        0.54      6.52

      Variance to the Comparable Median  (0.28)    (3.19)

          Exhibit 7
   Selected Financial Data

                                                Income Statement for the Most Recent Quarter
                               --------------------------------------------------------------------------------
                               Yield on   Cost      Net       Net Noninterest Noninterest
                               Ave Earn     of Interest  Interest     Income/     Expense Efficiency Overhead
                                 Assets  Funds   Spread    Margin  Avg Assets  Avg Assets      Ratio    Ratio
 Ticker       Short Name            (%)     (%)     (%)       (%)         (%)         (%)        (%)      (%)
---------------------------------------------------------------------------------------------------------------
         Comparable Thrift Data
ALFC     Atlantic Liberty
           Financial Corp           NA      NA       NA     4.09        0.35         2.67      62.83    59.49
CEBK     Central Bancorp, Inc.      NA      NA       NA     3.22        0.25         2.72      84.41    83.09
ESBK     Elmira Savings Bank,
           FSB                    5.46    2.09     3.37     3.67        0.79         2.95      68.26    61.11
HIFS     Hingham Institution
           for Savings            5.34    2.11     3.23     3.50        0.29         1.84      50.43    46.20
LARL     Laurel Capital Group,
           Inc.                   4.65    2.32     2.33     2.59        0.45         2.08      67.40    61.41
LSBX     LSB Corporation            NA      NA       NA     2.86        0.42         2.29      71.58    67.32
MFLR     Mayflower Co-operative
           Bank                   5.13      NA       NA     3.55        0.61         2.72      68.94    63.19
NBN      Northeast Bancorp        5.94      NA       NA     3.43        0.99         2.88      66.70    56.51
PHSB     PHSB Financial Corp.       NA      NA       NA     2.54        0.31         2.13      76.30    73.31
WSB      Washington Savings
           Bank, F.S.B. (The)       NA      NA       NA     4.86        1.82         2.46      39.16    15.73
WVFC     WVS Financial Corp.        NA      NA       NA     1.34        0.16         0.88      59.38    54.48
-------------------------------  --------------------------------------------------------------------------------
         Average                  5.30    2.17     2.98     3.24        0.59         2.33      65.04    58.35
         Median                   5.34    2.11     3.23     3.43        0.42         2.46      67.40    61.11
         Maximum                  5.94    2.32     3.37     4.86        1.82         2.95      84.41    83.09
         Minimum                  4.65    2.09     2.33     1.34        0.16         0.88      39.16    15.73

ROEB     Roebling Financial
           Corp, Inc. (MHC)       5.08    1.34     3.74     3.98        0.51         3.30      77.05    73.92

         Variance to the
           Comparable Median     (0.26)  (0.77)    0.51     0.55        0.09         0.84       9.65    12.81

                                  Balance Sheet Growth for
                                  the Most Recent Quarter                             Market Data
                                  ----------------------   --------------------------------------------------------------
                                   Asset    Loan  Deposit                                           Publicly     Tangible
                                  Growth  Growth   Growth     Market     Price   Price    Price     Reported Publicly Rep
                                    Rate    Rate     Rate      Value Per Share    High      Low   Book Value   Book Value
 Ticker       Short Name             (%)     (%)      (%)        ($)       ($)     ($)      ($)          ($)          ($)
-------------------------------   -----------------------  ---------------------------------------------------------------
         Comparable Thrift Data
ALFC     Atlantic Liberty
           Financial Corp         56.76   15.20     8.24       33.00    19.62    20.15    16.80        15.72      15.72
CEBK     Central Bancorp, Inc.    13.84   (1.97)   24.66       53.30    32.00    37.11    26.00        25.61      24.27
ESBK     Elmira Savings Bank,
           FSB                    14.13   (2.24)   17.10       33.50    30.00    33.35    27.55        21.90      21.38
HIFS     Hingham Institution
           for Savings            29.92   21.47    43.10       85.40    41.01    42.50    40.00        20.26      20.26
LARL     Laurel Capital Group,
           Inc.                   (1.95)  20.84    (1.81)      39.30    20.35    22.33    20.35        14.29      12.34
LSBX     LSB Corporation          (4.78) (10.09)   12.59       73.20    16.99    17.50    15.00        13.23      13.23
MFLR     Mayflower Co-operative
           Bank                   10.68    1.03    17.67       38.10    18.62    20.20    14.67         8.63       8.59
NBN      Northeast Bancorp        16.95    9.25    13.86       48.10    18.95    19.48    18.80        14.85      14.54
PHSB     PHSB Financial Corp.    (21.87) (48.22)  (24.98)      58.10    20.00    21.20    17.60        15.65      15.65
WSB      Washington Savings
           Bank, F.S.B. (The)     60.57   52.35    77.59       83.00    10.44    10.55     8.76         6.41       6.41
WVFC     WVS Financial Corp.     (16.41)  (8.59)  (28.05)      42.80    17.27    18.95    17.00        11.83      11.83
------------------------------------------------------------------------------------------------------------------------
         Average                  14.35    4.46    14.54       53.44    22.30    23.94    20.23        15.31      14.93
         Median                   13.84    1.03    13.86       48.10    19.62    20.20    17.60        14.85      14.54
         Maximum                  60.57   52.35    77.59       85.40    41.01    42.50    40.00        25.61      24.27
         Minimum                 (21.87) (48.22)  (28.05)      33.00    10.44    10.55     8.76         6.41       6.41

ROEB     Roebling Financial
           Corp, Inc. (MHC)       (0.59)  12.32     1.45       13.75    37.00    40.50    29.00        17.66      17.66

         Variance to the
           Comparable Median     (14.43)  11.29   (12.41)     (35.30)   17.38    20.30    11.40         2.81       3.12

          Exhibit 7
   Selected Financial Data

                                  Dividends                       Current Pricing Data as of 8/02/04                   Productivity
                              ------------------  ------------------------------------------------------------------  --------------
                                                                                        Price/  Price/Tang
                                            LTM                                Price  Publicly    Publicly
                               Current Dividend               Price              LTM       Rep         Rep                 Full Time
                              Dividend   Payout     Price/     Core    Price/   Core      Book        Book    Price/      Equivalent
                                 Yield    Ratio   Earnings Earnings  LTMs EPS    EPS     Value       Value    Assets       Employees
 Ticker       Short Name            ($)     (%)        (x)      (x)       (x)    (x)       (%)        (%)        (%)             LTM
----------------------------  -----------------   -----------------------------------------------------------------   --------------
      Comparable Thrift Data
ALFC  Atlantic Liberty
        Financial Corp           1.43    25.84      18.90    18.90    22.00    22.00    124.80     124.80    18.05           NA
CEBK  Central Bancorp, Inc.      1.50    35.82      27.60       NA    23.90       NA    125.00     131.90    10.49           NA
ESBK  Elmira Savings Bank, FSB   2.30    31.83      13.20    14.60    13.80    15.70    137.00     140.40    10.41           93
HIFS  Hingham Institution for
        Savings                  1.76    32.85      15.50    15.50    14.80    14.90    202.40     202.40    16.22           84
LARL  Laurel Capital Group,
        Inc.                     3.93    86.96      23.10    23.90    22.10    22.40    142.40     164.90    13.01           63
LSBX  LSB Corporation            3.06    36.96       8.00       NA    12.30       NA    128.40     128.40    15.36           NA
MFLR  Mayflower Co-operative
        Bank                     2.15    44.44      22.20       NA    20.70       NA    215.80     216.90    17.79           NA
NBN   Northeast Bancorp          1.90    24.83      11.80    12.40    13.10    13.70    127.60     130.40     9.27          182
PHSB  PHSB Financial Corp.       4.00   114.29      20.00    35.70    19.10    39.20    127.80     127.80    17.97           NA
WSB   Washington Savings Bank,
        F.S.B. (The)             2.30    20.56       7.90     7.90     9.80     9.80    162.90     162.90    16.18           NA
WVFC  WVS Financial Corp.        3.71    71.11      14.90    24.00    19.20    18.40    146.00     146.00    10.78           NA
----------------------------  --------------------------------------------------------------------------------------------------
      Average                    2.55    47.77      16.65    19.11    17.35    19.51    149.10     152.44    14.14          106
      Median                     2.30    35.82      15.50    17.20    19.10    17.05    137.00     140.40    15.36           89
      Maximum                    4.00   114.29      27.60    35.70    23.90    39.20    205.80     216.90    18.05          182
      Minimum                    1.43    20.56       7.90     7.90     9.80     9.80    124.80     124.80     9.27           63

ROEB  Roebling Financial Corp,
        Inc. (MHC)                  -        -         NA       NA       NA       NA        NA         NA       NA           NA

      Variance to the
        Comparable Median       (2.30)  (35.82)        NA       NA       NA       NA         NA        NA       NA           NA

                                                                     Page 4 of 5

          Exhibit 7
   Selected Financial Data

                                                                          Income
                                   --------------------------------------------------------------------------------

                                              Net      Core       Core              Net      Core    Core
                                           Income    Income        EPS    EPS    Income    Income     EPS     EPS
 Ticker       Short Name                      MRQ       MRQ        MRQ    MRQ       LTM       LTM     LTM     LTM
---------------------------------  --------------------------------------------------------------------------------
         Comparable Thrift Data
ALFC     Atlantic Liberty Financial
           Corp                               405       405       0.26   0.26     1,419     1,419    0.89    0.89
CEBK     Central Bancorp, Inc.                454        NA       0.29     NA     2,102        NA    1.34      NA
ESBK     Elmira Savings Bank, FSB             607       589       0.53   0.51     2,477     2,200    2.15    1.91
HIFS     Hingham Institution for
           Savings                          1,392     1,392       0.66   0.66     5,822     5,769    2.77    2.74
LARL     Laurel Capital Group, Inc.           433       419       0.22   0.21     1,812     1,789    0.92    0.91
LSBX     LSB Corporation                    2,357        NA       0.53     NA     6,094        NA    1.38      NA
MFLR     Mayflower Co-operative Bank          432        NA       0.21     NA     1,900        NA    0.90      NA
NBN      Northeast Bancorp                  1,020       975       0.40   0.38     3,786     3,609    1.45    1.38
PHSB     PHSB Financial Corp.                 704       395       0.25   0.14     2,961     1,440    1.05    0.51
WSB      Washington Savings Bank,
           F.S.B. (The)                     2,660     2,660       0.33   0.33     8,570     8,497    1.07    1.06
WVFC     WVS Financial Corp.                  464       464       0.18   0.18     2,422     2,422    0.94    0.94
-------------------------------    -------------------------------------------------------------------------------
         Average                              993       912       0.33   0.33     3,579     3,393    1.35    1.29
         Median                               607       527       0.30   0.30     2,477     2,311    1.07    1.00
         Maximum                            2,660     2,660       0.66   0.66     8,570     8,497    2.77    2.74
         Minimum                              405       395       0.14   0.14     1,419     1,419    0.89    0.51

ROEB     Roebling Financial Corp,
           Inc. (MHC)                         121       121       0.28   0.28       537       537    1.27    1.27

         Variance to the Comparable Median   (486)     (406)     (0.01) (0.02)   (1,774)   (1,774)   0.20    0.27

              Exhibit 8
         Industry Multiples
   Pricing Data as of August 2, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
AABC   Access Anytime Bancorp, Inc.     13.90      18.70   11.20  26.70  16.60   15.90   119.70  132.80     9.12    0.00      0.00
ABCW   Anchor BanCorp Wisconsin Inc.    25.68     590.60   14.00  14.70  13.50   14.30   191.90  205.90    15.38    1.95     23.95
AF     Astoria Financial Corporation    34.36   2,639.70   11.00  11.00  13.00   13.00   180.80  208.90    11.10    2.91     36.60
AFBC   Advance Financial Bancorp        18.20      25.50   12.00  12.00   9.40   10.60   118.90  168.20     7.97    2.20     20.73
ALFC   Atlantic Liberty Financial Corp  19.62      33.00   18.90  18.90  22.00   22.00   124.80  124.80    18.05    1.43     25.84
AMFC   AMB Financial Corp.              16.00      15.60   21.10  21.10  16.00   17.20   121.60  121.60    10.11    1.50     17.00
ASBI   Ameriana Bancorp                 14.30      45.00   23.80  23.80  21.30      NM   114.20  116.30    10.54    4.48     95.52
ASBP   ASB Financial Corp.              23.25      38.80   18.20  22.40  19.70   20.90   223.80  223.80    23.84    2.58     48.31
BBX    BankAtlantic Bancorp, Inc.       18.61   1,021.80   16.00  16.00  15.60   19.90   252.50  315.40    20.48    0.71     11.09
BFCF   BFC Financial Corporation         9.92     211.10   13.10     NM  22.60   51.70   228.10      NM     4.16    0.00      0.00
BFD    BostonFed Bancorp, Inc.          39.18     177.90   57.60  96.10  32.10   35.20   185.50  225.90    10.63    1.63     52.46
BHL    Berkshire Hills Bancorp, Inc.    36.96     217.00   19.70     NA  20.40      NA   177.80  186.60    16.74    1.30     26.52
BKMU   Bank Mutual Corporation          11.12     869.90   30.90  32.50  33.70   34.20   122.60  133.40    27.98    1.80     50.00
BKUNA  BankUnited Financial Corporation 27.72     831.80   16.90  17.00  18.60   18.60   182.60  194.70    10.08    0.00      0.00
BRBI   Blue River Bancshares, Inc.       5.60      19.10   20.00  27.90  43.10  109.20   114.80  144.10     9.44    0.00      0.00
BRKL   Brookline Bancorp, Inc.          14.37     848.90   44.90  47.50  47.90   53.00   142.40  142.40    52.74    2.37    246.67
BYFC   Broadway Financial Corporation   11.75      17.60   10.90  10.80  12.80   12.70   138.60  138.60     6.99    1.70     17.66
CAFI   Camco Financial Corporation      14.51     106.80   17.30     NA  22.30      NA   116.50  120.30     9.99    4.00     89.23
CASH   First Midwest Financial, Inc.    22.84      57.00   17.30  15.20  13.60   16.20   118.20  127.20     7.51    2.28     30.95
CCBI   Commercial Capital Bancorp Inc.  21.85   1,160.80   19.50  20.50  25.40   26.80   199.20  529.70    24.47    0.73      4.65
CEBK   Central Bancorp, Inc.            32.00      53.30   27.60     NA  23.90      NA   125.00  131.90    10.49    1.50     35.82
CFB    Commercial Federal Corporation   26.63   1,061.80   14.80   6.30  14.00    9.90   141.40  185.00     9.07    2.03     25.53
CFCP   Coastal Financial Corporation    14.95     215.50   14.40  13.40  16.40   15.80   275.80  275.80    16.84    1.34     21.98
CFFC   Community Financial Corporation  19.45      40.40   11.90  12.80  12.40   12.50   138.10  138.30    12.00    2.06     25.48
CFSB   Citizens First Financial Corp.   23.00      34.50   12.50     NA  23.50      NA   102.40  102.40    10.31    1.74     40.82
CFSL   Chesterfield Financial Corp.     30.91     119.80      NM  51.50  56.20   51.50   160.20  161.20    33.18    1.04     58.18
CIBI   Community Investors Bancorp, Inc.13.50      14.70   19.90  19.90  16.90   16.90   110.50  110.50    12.18    2.67     43.12
CITZ   CFS Bancorp, Inc.                13.18     162.00      NM  54.80  50.70   55.80   104.90      NA    11.01    3.34    169.23
CKFB   CKF Bancorp, Inc.                18.50      27.20   14.50  14.50  15.40   15.40   172.40      NA       NA    3.24     45.00
CNY    Carver Bancorp, Inc.             19.00      43.50   11.30  12.60  10.20   10.80   103.80  103.80     7.91    1.47     11.83
CSBC   Citizens South Banking
         Corporation                    13.07      98.30   27.20  31.10  36.30   52.30   137.00      NA    19.63    1.99     69.44
CTZN   Citizens First Bancorp, Inc.     22.70     193.40   23.70  27.90  16.10   16.50   118.80  129.90    14.68    1.59     25.53
DCOM   Dime Community Bancshares, Inc.  16.56     617.80   12.20  12.20  12.30   12.70   229.40  289.70    17.81    3.38     39.01
DFBS   DutchFork Bancshares, Inc.       39.30      44.30   22.90  81.10  13.40   25.40   142.30  142.30    21.37    0.00      0.00
DSL    Downey Financial Corp.           54.11   1,513.40   13.70   9.10  16.90   14.70   160.60  161.10    10.64    0.74     12.15
EFC    EFC Bancorp, Inc.                26.15     121.70   19.20  21.00  16.70   17.80   152.70  152.70    12.80    2.33     37.90
ESBF   ESB Financial Corporation        12.33     132.10   14.00  14.00  14.20   15.80   148.40  162.10     9.70    3.24     45.98
ESBK   Elmira Savings Bank, FSB         30.00      33.50   13.20  14.60  13.80   15.70   137.00  140.40    10.41    2.30     31.83
EVRT   EverTrust Financial Group, Inc.  25.46     175.50   22.70  20.60  26.50   26.60   192.40  192.40    22.82    1.73     45.83
FBC    Flagstar Bancorp, Inc.           20.10   1,228.90    7.70   7.70   6.30    6.30   173.10  173.10    10.27    4.98     24.92
FBEI   First Bancorp of Indiana, Inc.   19.86      32.30      NM  29.20     NM   23.00   105.50  113.10    13.62    2.92    287.50
FBNW   FirstBank NW Corp.               27.14      80.50   13.10  13.10  13.20   13.20   115.50      NA    10.98    2.51     32.04
FBSI   First Bancshares, Inc.           19.81      32.80   17.10  18.10  14.70   15.60   118.60  120.70    12.24    0.81     11.85
FBTC   First BancTrust Corporation      11.80      29.50   29.50  33.00  16.60   17.80   108.70  108.70    12.89    2.03     29.58
FBTX   Franklin Bank Corp.              16.38     347.70   16.40  16.40  27.80   28.70   136.70  178.90    11.32    0.00      0.00
FCAP   First Capital, Inc.              20.99      59.20   16.90  17.50  16.70   16.00   133.20  153.90    14.27    2.86     46.83
FCFL   First Community Bank Corporation
         of America                     20.50      43.40      NA  25.60     NA   24.80   197.80  202.00    19.84    0.00        NA
FDEF   First Defiance Financial Corp.   24.11     152.30   12.30  13.10  12.70   13.40   122.40  144.90    14.19    3.32     39.47
FDT    Federal Trust Corporation         7.75      50.60   14.90  16.10  16.50   18.30   184.10  184.10    10.48    1.03     19.15
FED    FirstFed Financial Corp.         45.97     754.20   12.00  12.00  12.30   12.30   171.60  174.10    13.65    0.00      0.00
FFBH   First Federal Bancshares of
         Arkansas, Inc.                 20.00     106.30   13.90  15.60  14.90   14.90   140.70  140.70    15.25    2.00     28.36

                                                                       Page 1 of 6

              Exhibit 8
         Industry Multiples
   Pricing Data as of August 2, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
FFBI   First Federal Bancshares, Inc.   26.60      31.90   44.30  40.00  21.80   31.30   115.70  120.30    14.91    1.65     36.07
FFBZ   First Federal Bancorp, Inc.       8.87      29.20   18.50  18.50  16.40   16.40   130.40  130.40    11.58    2.71     43.52
FFCH   First Financial Holdings, Inc.   29.08     360.10   14.00  14.90  14.80   15.70   220.60  256.10    14.69    3.03     44.90
FFDF   FFD Financial Corporation        15.00      18.10   26.80  26.80  22.10   22.10   105.80  105.80    13.26    2.80     61.76
FFED   Fidelity Federal Bancorp          1.55      17.10   38.80  38.80     NM  101.80   109.20  109.20     8.82    0.00      0.00
FFFD   North Central Bancshares, Inc.   36.60      57.20   10.10  10.10  11.00   11.00   138.70  157.80    12.70    2.73     27.71
FFFL   Fidelity Bankshares, Inc.        34.40     520.50   22.60  25.50  26.70   26.00   275.20  278.40    15.30    1.16     31.01
FFHH   FSF Financial Corp.              34.62      82.60   21.10  21.10  19.60   20.40   157.20  173.30    15.89    4.04     76.27
FFHS   First Franklin Corporation       19.00      31.30   29.70  36.00  25.00   30.90   128.60  128.60    11.27    1.68     42.11
FFIC   Flushing Financial Corporation   17.66     339.60   13.00  13.00  14.00   14.00   226.40  232.50    16.73    2.04     25.13
FFLC   FFLC Bancorp, Inc.               26.36     142.50   15.00  15.00  15.90   15.90   176.70  176.70    14.07    1.97     31.33
FFSX   First Federal Bankshares, Inc.   22.00      82.30   17.70  17.70  14.70   14.60   115.20      NA    13.37    1.82     24.67
FFWC   FFW Corporation                  22.10      28.40   12.90  12.90  12.00   12.10   125.60      NA    11.84    2.90     34.59
FIFG   1st Independence Financial
         Group, Inc.                    19.00      36.40   43.20  43.20  23.80   24.20   109.10  112.20    12.95    3.16     75.00
FKFS   First Keystone Financial, Inc.   22.98      44.30   18.00  18.10  17.70   32.50   157.10  157.10     7.83    1.91     33.08
FKKY   Frankfort First Bancorp, Inc.    24.25      30.70   31.90  31.90  31.50   31.50   173.70  173.70    22.26    4.62    145.45
FMCO   FMS Financial Corporation        16.61     108.00   13.00  13.00  15.00   15.20   165.20  173.00     8.71    0.72     10.81
FMSB   First Mutual Bancshares, Inc.    25.33     133.70   15.80  15.80  15.70   16.00   244.00  244.00    13.87    1.42     22.19
FNFG   First Niagara Financial Group,
         Inc.                           12.30   1,033.20   19.20  19.10  20.50   19.70   105.40  168.90    19.41    2.60     46.67
FNFI   First Niles Financial, Inc.      19.44      26.80   27.00  32.00  24.60   29.10   173.70  173.70    27.51    3.09     74.68
FPFC   First Place Financial Corp.      17.74     268.60   40.30  20.90  16.30   15.10   120.40  180.40    11.95    3.16     51.38
FPTB   First PacTrust Bancorp, Inc.     22.50     105.70   17.10  17.30  21.80   21.90   121.10  121.10    14.25    1.78     33.01
FSBI   Fidelity Bancorp, Inc.           20.45      54.60   12.80  13.30  12.90   14.40   136.90  147.50     8.58    2.35     28.31
FTFC   First Federal Capital Corp       28.49     641.50   15.50  14.40  17.10   16.70   225.60  330.70    17.41    2.11     34.73
GAFC   Greater Atlantic Financial Corp.  5.85      17.60      NM     NM     NM      NM    92.70   99.50     3.28    0.00      0.00
GCFC   Central Federal Corporation      11.95      24.40      NM     NM     NM      NM   130.60  130.60    18.90    3.01        NM
GDW    Golden West Financial
         Corporation                   108.16  16,521.40   13.30  13.40  14.10   14.40   251.70  251.70    17.74    0.37      5.21
GPT    GreenPoint Financial Corp.       41.23   5,437.70   10.00  10.10  11.00   11.10   252.20  315.70    19.07    2.91     30.48
GSLA   GS Financial Corp.               18.01      23.40   56.30  50.00  40.90      NM    76.90   76.90    10.73    2.22     90.91
GTPS   Great American Bancorp, Inc.     26.75      19.70   19.70  19.70  18.60   18.60   115.90  119.30    12.50    1.64     30.56
GUPB   GFSB Bancorp, Inc.               21.00      24.10   19.40  19.40  15.20   15.20   129.90  129.90    10.08    2.38     35.14
HARB   Harbor Florida Bancshares, Inc.  29.25     695.80   16.60  18.20  17.10   17.90   250.40  254.10    26.84    2.19     36.55
HARL   Harleysville Savings Financial
         Corporation                    26.50      60.70   13.80  14.00  13.10   14.00   140.40  140.40     8.58    3.02     39.41
HCBB   HCB Bancshares, Inc.             18.40      26.30      NM     NM  52.60   54.00    93.30   93.30    11.67    1.96    102.86
HCFC   Home City Financial Corporation  16.75      13.80   19.00  19.40  20.40   20.50   111.50  114.20     9.01    2.63     53.66
HFBC   HopFed Bancorp, Inc.             16.65      60.40   14.90  14.90  15.30   16.40   130.30      NA    10.38    2.88     44.04
HFFC   HF Financial Corp.               16.40      57.90    8.90   8.90  11.50   11.50   112.20  124.30     6.84    2.62     30.02
HFWA   Heritage Financial Corporation   20.65     121.90   13.60  13.60  14.30   14.30   214.20  242.50    18.32    3.10     42.36
HIFS   Hingham Institution for Savings  41.01      85.40   15.50  15.50  14.80   14.90   202.40  202.40    16.22    1.76     32.85
HLFC   Home Loan Financial Corporation  19.20      32.30      NM  71.10  17.30   16.00   142.60  142.60    20.62    4.01     77.25
HMNF   HMN Financial, Inc.              25.99     115.80   10.50  10.50  10.70   11.00   142.80  150.60    12.67    3.39     33.74
HRBT   Hudson River Bancorp, Inc.       17.64     536.80   14.70     NA  15.60      NA   188.50  249.90    20.58    2.04     28.76
HRZB   Horizon Financial Corp.          19.50     200.90   15.70  16.80  16.30   17.10   186.80  187.70    22.90    2.67     41.67
HWEN   Home Financial Bancorp            5.60       7.60   35.00  10.20  22.40   16.10   107.50  107.50    12.72    2.14     48.00
HWFG   Harrington West Financial Group,
         Inc.                           16.61      87.50   11.90  13.00  11.50   12.70   177.30  197.50     8.69    2.41     59.77
ICBC   Independence Community Bank
         Corp.                          37.30   3,110.50   12.60  12.30  13.40   13.50   144.70  330.70    17.26    2.57     31.90
IFSB   Independence Federal Savings
         Bank                           20.30      31.50      NM     NM     NM      NM   157.70  157.70    15.65    0.00      0.00
JFBI   Jefferson Bancshares, Inc.       12.73     106.80   24.50  24.50     NM   27.80   113.00  113.00    34.63    1.26    116.67
KNBT   KNBT Bancorp, Inc.               16.29     470.00   27.20  27.20     NA      NA   124.90      NA    21.51    1.23        NA
LARL   Laurel Capital Group, Inc.       20.35      39.30   23.10  23.90  22.10   22.40   142.40  164.90    13.01    3.93     86.96
LNCB   Lincoln Bancorp                  18.50      82.00   20.10  20.10  22.30   21.70   101.80  104.60    14.10    2.81     61.45

                                                                       Page 2 of 6

              Exhibit 8
         Industry Multiples
   Pricing Data as of August 2, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
LSBI   LSB Financial Corp.              22.30      30.40   10.30  10.40  10.30   10.30   103.50  103.50     8.73    2.69     26.04
LSBX   LSB Corporation                  16.99      73.20    8.00     NA  12.30      NA   128.40  128.40    15.36    3.06     36.96
MAFB   MAF Bancorp, Inc.                40.10   1,310.00   13.00  13.00  12.80   13.20   144.60  207.60    13.97    2.09     31.63
MASB   MASSBANK Corp.                   34.25     151.80   22.00  29.40  20.20   23.40   139.70  141.20    15.35    2.92     57.65
MCBF   Monarch Community Bancorp, Inc.  14.23      38.60      NM  88.90     NM   74.80    91.20   91.20    16.68    1.41    105.26
MFBC   MFB Corp.                        29.00      38.50   16.50  14.80  14.70   14.30   107.90  107.90     9.01    1.66     23.74
MFLR   Mayflower Co-operative Bank      18.62      38.10   22.20     NA  20.70      NA   215.80  216.90    17.79    2.15     44.44
MFSF   MutualFirst Financial, Inc.      22.21     109.90   15.00     NA  15.00      NA   119.20  120.40    13.43    2.16     30.41
MTXC   Matrix Bancorp, Inc.             11.25      73.40    4.90     NA  17.90      NA    98.90   98.90     4.22    0.00      0.00
MYST   Mystic Financial, Inc.           38.25      60.10   23.30  23.00  31.40   35.60   210.90  210.90    12.79    1.20     35.25
NABC   NewAlliance Bancshares, Inc.     13.94   1,591.40      NM     NM     NA      NA   113.40  175.40    24.89    1.15        NA
NASB   NASB Financial, Inc.             37.04     313.30   11.00  11.80  12.10   12.40   237.40  243.40    23.50    2.16     47.54
NBN    Northeast Bancorp                18.95      48.10   11.80  12.40  13.10   13.70   127.60  130.40     9.27    1.90     24.83
NBSI   North Bancshares, Inc.           22.50      25.80      NM     NM     NM  148.40   195.10  195.10    19.27    1.42    200.00
NDE    IndyMac Bancorp Inc.             33.80   2,070.10   22.20     NA  12.50      NA   174.70  179.70    13.29    3.79     39.63
NEIB   Northeast Indiana Bancorp, Inc.  21.60      31.70   18.00  18.00  19.00   19.20   119.50  119.50    14.08    2.59     49.12
NEPF   Northeast Pennsylvania Financial
         Corp.                          16.93      70.60   16.90  21.60     NM      NM   123.00  150.80     8.02    1.42        NM
NHTB   New Hampshire Thrift Bancshares,
         Inc.                           29.21      60.60   12.20  12.20  10.10   10.60   147.90      NA    10.02    3.08     29.69
NMIL   NewMil Bancorp, Inc.             27.88     117.30   14.50     NA  15.10      NA   220.60  263.10    16.05    2.44     34.59
NTBK   NetBank, Inc.                    10.68     500.80   14.80  14.80  11.70   12.30   115.80  138.20     9.63    0.75      8.79
NYB    New York Community Bancorp, Inc. 19.30   5,104.70   30.20   8.90  12.70   10.80   164.80  503.70    20.80    5.18     59.05
OCFC   OceanFirst Financial Corp.       23.10     308.20   18.10  16.50  16.30   15.80   224.30  226.70    17.46    3.46     56.34
PBCI   Pamrapo Bancorp, Inc.            22.22     110.50   14.20  14.20  13.90   13.90   208.10  208.10    17.17    3.78     51.25
PBCP   Provident Bancorp, Inc.          10.84     429.70   27.10  29.10  41.70   46.50   125.50  158.90    24.12    1.48     57.23
PBNC   PFS Bancorp, Inc.                21.80      32.10   36.30  34.10  35.70   35.70   118.80  118.80    26.49    1.38     49.18
PCBI   Peoples Community Bancorp, Inc.  23.98      93.20   23.10  23.10  17.60   21.00   123.20  138.10     7.09    2.50     11.03
PEDE   Great Pee Dee Bancorp, Inc.      15.63      28.30   23.00     NA  21.40      NA   108.70  113.30    18.11    3.97     84.93
PFB    PFF Bancorp, Inc.                36.02     604.60   14.10  15.40  14.30   15.00   187.10  187.90    16.59    2.22     28.57
PFDC   Peoples Bancorp                  22.45      75.70   17.00  17.70  15.80   14.80   118.00  123.50    15.25    3.03     47.89
PFED   Park Bancorp, Inc.               30.75      35.40   16.00     NA  13.90      NA   110.00  110.00    12.14    2.34     28.51
PFS    Provident Financial Services,
         Inc.                           17.66   1,388.10   27.60  28.30  27.60   28.60   130.00      NA    24.69    1.36     35.94
PFSB   PennFed Financial Services, Inc. 31.79     215.80   19.90  18.60  19.00   18.70   182.30  184.40    11.35    1.26     23.95
PFSL   Pocahontas Bancorp, Inc.         17.07      78.00   21.30  28.10  13.90   19.50   157.00  227.40    10.94    1.87     26.02
PHSB   PHSB Financial Corp.             20.00      58.10   20.00  35.70  19.10   39.20   127.80  127.80    17.97    4.00    114.29
PPBI   Pacific Premier Bancorp, Inc.    11.00      68.20   13.10  13.10  10.40   12.10   164.70  164.70    16.09    0.00      0.00
PROV   Provident Financial Holdings,
         Inc.                           23.00     163.10    9.60   9.60  11.00   11.00   148.30  148.50    12.36    1.74     17.55
PSFC   Peoples-Sidney Financial
         Corporation                    16.67      23.90      NM  92.60     NM   24.50   136.90  136.90    17.46    3.36    382.35
PULB   Pulaski Financial Corp.          17.31      94.80   17.30  17.30  17.70   19.30   245.50  249.10    16.73    2.08     27.55
PVFC   PVF Capital Corp.                16.29     104.10   18.50  22.60  15.40   14.00   167.10  167.10    14.03    1.82     27.92
PVSA   Parkvale Financial Corporation   26.16     146.00   16.80  19.30  14.80   15.90   139.50  156.00     9.05    3.06     42.94
QCBC   Quaker City Bancorp, Inc.        54.81     344.30   26.40  22.20  17.50   17.00   225.90  226.30    18.40    1.46     25.56
RIVR   River Valley Bancorp             21.33      34.60   16.20     NA  14.10      NA   156.60  156.80    13.39    3.38     44.37
RPFG   Rainier Pacific Financial Group,
         Inc.                           16.60     140.10   34.60  34.60     NA      NA   118.90  119.20    17.05    1.20        NA
RVSB   Riverview Bancorp, Inc.          20.75     103.50   11.50  15.30  13.70   14.80   150.00  176.40    19.28    2.99     38.08
SFFS   Sound Federal Bancorp, Inc.      13.04     163.70   27.20  27.20  25.60   25.60   130.90  147.40    17.90    1.84     47.06
SMBC   Southern Missouri Bancorp, Inc.  15.50      35.70   12.10  11.50  12.60   12.60   134.60      NA    11.20    2.32     29.27
SOBI   Sobieski Bancorp, Inc.            6.75       4.60      NM     NM     NM      NM    97.80   97.80     4.20    0.00        NM
SOV    Sovereign Bancorp, Inc.          21.71   6,724.60   12.90  13.00  14.50   15.00   174.20  292.00    13.65    0.55      7.33
SSFC   South Street Financial Corp.      9.98      30.70   35.60  35.60  26.30   26.30   119.80  119.80    14.40    4.01    105.26
STBI   Sturgis Bancorp, Inc.            14.15      39.80   25.30  25.30  19.40   17.70   135.60  165.00    13.52    2.54     49.32
STSA   Sterling Financial Corporation   31.86     720.50   13.70  13.70  14.80   14.50   176.50  278.00    11.51    0.00      0.00

                                                                       Page 3 of 6

              Exhibit 8
         Industry Multiples
   Pricing Data as of August 2, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------

SVBI   Severn Bancorp, Inc.             31.70     131.80   10.20  10.90  11.00   11.40   255.60  257.30    22.02    1.26     13.15
SYNF   Synergy Financial Group, Inc.    10.01     124.70   31.30     NA  30.30      NA   119.40  120.20    15.58    1.60     12.12
SZB    SouthFirst Bancshares, Inc.      16.00      11.50      NM     NM     NM      NM   102.20  107.50     8.30    3.75        NM
THRD   TF Financial Corporation         26.73      77.20   11.50  11.50     NM      NM   124.90  135.90    11.45    2.54        NM
TONE   TierOne Corporation              21.09     295.20   16.50  17.10  17.00   17.90   112.00  112.00    13.09    0.95      8.06
TRST   TrustCo Bank Corp NY             12.63     937.00   16.60  19.80  17.30   20.40   436.60  437.70    32.89    4.75     82.19
TSBK   Timberland Bancorp, Inc.         22.50      87.60   14.40  14.40  15.50   14.80   122.00  122.00    20.01    2.67     39.31
TSH    Teche Holding Co.                38.50      87.60   16.00  16.80  15.60   15.90   151.00  151.00    15.09    2.08     29.96
UCBC   Union Community Bancorp          18.20      36.20   21.70  21.70  17.80   17.80   106.70      NA    13.83    3.30     58.82
UCFC   United Community Financial Corp. 11.31     352.30   16.60  17.30  16.40   17.30   144.30  169.90    16.14    2.65     43.48
UPFC   United PanAm Financial Corp.     17.79     287.60   15.30     NA  21.70      NA       NA      NA       NA    0.00      0.00
UTBI   United Tennessee Bankshares,
         Inc.                           16.80      20.70   13.10  13.10  10.80   11.20   116.50  121.80    17.56    2.14     23.23
WAYN   Wayne Savings Bancshares, Inc.   16.20      61.50   31.20  19.50  24.90   22.60   141.10  141.10    16.66    2.96     73.85
WEFC   Wells Financial Corp.            25.47      29.60   15.90  15.90   9.50    9.50   104.70  104.70    13.07    3.46     32.09
WES    Westcorp                         41.55   2,153.70   10.00     NA  12.60      NA   175.70  175.80    14.36    1.35     16.31
WFI    Winton Financial Corporation     15.06      69.40   14.50  16.20  15.40   16.40   150.90  151.10    12.52    2.99     44.90
WFSL   Washington Federal, Inc.         25.21   1,977.60   14.30  14.20  14.70   14.60   180.30  190.60    27.15    3.33     47.09
WGBC   Willow Grove Bancorp, Inc.       16.32     161.30   25.50  27.00  26.30   28.80   151.50  152.90    17.06    2.70     64.52
WM     Washington Mutual, Inc.          38.55  33,393.80   17.50  18.50  10.30   13.60   164.00  239.40    11.99    4.57     45.09
WOFC   Western Ohio Financial
         Corporation                    33.30      60.30   30.80  30.30  26.40   25.80   132.40  132.40    14.72    3.00     79.37
WRO    Woronoco Bancorp, Inc.           35.90     131.90   23.60  23.60  22.70   23.20   167.50  171.50    14.95    2.23     48.10
WSB    Washington Savings Bank, F.S.B. (10.44)     83.00    7.90   7.90   9.80    9.80   162.90  162.90    16.18    2.30     20.56
WSBI   Warwick Community Bancorp, Inc.  31.88     144.20      NM     NM  47.60   50.60   191.00  197.20    19.21    1.88     89.55
WSFS   WSFS Financial Corporation       50.19     352.10   15.30  15.30  16.10   16.70   198.10      NA    14.67    0.48      7.07
WVFC   WVS Financial Corp.              17.27      42.80   14.90  24.00  19.20   18.40   146.00  146.00    10.78    3.71     71.11
WYPT   Waypoint Financial Corp.         27.40     915.20   22.80  24.60  26.60   30.80   231.00  244.10    16.81    2.04     52.43

                                                                       Page 4 of 6

              Exhibit 8
         Industry Multiples
   Pricing Data as of August 2, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------


       All Fully Converted Average      22.53     642.94   19.03  21.96  18.85   22.31   153.14  171.25    14.94    2.15     44.96
       All Fully Converted Median       20.30      87.50   16.60  17.60  16.30   16.45   140.05  153.40    14.03    2.15     35.20


       All Mutual Holding Companies
ALLB   Greater Delaware Valley Savings
         Bank, MHC                      27.91      96.10   34.90  34.90  39.30   42.30   267.70  267.70    25.28    1.29     50.70
BCSB   BCSB Bankcorp, Inc. (MHC)        14.00      82.60      NM  27.80     NM  182.90   180.20  191.50    11.30    3.57    625.00
CFFN   Capitol Federal Financial (MHC)  32.34   2,386.50   62.20  62.20     NM   95.10   238.10  238.10    27.32    6.18    826.47
CHEV   Cheviot Financial Corp. (MHC)    11.20     111.10   46.70  46.70     NA      NA   145.00  145.00    39.85    1.79        NA
CHFN   Charter Financial Corp. (MHC)    31.97     621.10      NM  81.00     NM   96.30   237.90  243.50    58.15    3.13    262.50
CSBK   Clifton Savings Bancorp, Inc.
         (MHC)                           11.45     349.60      NA     NA     NA      NA   174.90  174.90    47.09    1.05        NA
FFFS   First Federal Financial Services,
         Inc. (MHC)                     12.50      49.00      NA     NA     NA      NA       NA      NA       NA    0.00        NA
GCBC   Greene County Bancorp Inc. (MHC) 32.90      67.60   22.90  23.70  23.30   23.40   222.90  222.90    23.36    2.55     58.16
GOV    Gouverneur Bancorp Inc. (MHC)    12.47      28.50   31.20  42.10  37.80   40.20   159.80  159.80    29.67    2.09     78.79
HCBK   Hudson City Bancorp, Inc. (MHC)  34.88   6,528.00   27.30  28.10  29.80   31.40   485.10  485.10    33.45    2.06     56.41
JXSB   Jacksonville Bancorp, Inc. (MHC) 14.85      29.00   30.90  45.20  43.70   77.30   138.10  161.80    10.93    2.02     88.24
KFED   K-Fed Bancorp (MHC)              13.16     191.50      NA     NA     NA      NA   216.90  216.90    28.53    0.00        NA
NWSB   Northwest Bancorp, Inc. (MHC)    21.29   1,021.10   20.50  20.80  20.50   22.00   204.30  285.40    17.68    2.25     40.38
ONFC   Oneida Financial Corp. (MHC)     10.97      82.10   22.90  21.50  28.10   31.60   168.30  231.40    19.07    3.46     96.59
PBCT   People's Bank (MHC)              31.63   2,963.70   29.30     NA  16.70      NA   256.30  283.70    27.81    3.67     58.20
PBHC   Pathfinder Bancorp, Inc. (MHC)   15.66      38.30   21.80  43.60  27.00   30.50   176.40  222.80    12.97    2.55     68.97
PRTRD  Partners Trust Financial Group, In9.95     477.80   24.90  21.50  21.20   20.40   155.70      NA    20.61    2.47     48.00
ROME   Rome Bancorp, Inc. (MHC)         28.85     122.10   45.10  47.50     NM   67.80   343.50  343.50    46.02    2.08    120.70
WCFB   Webster City Federal Bancorp
         (MHC)                          13.50      50.90   42.20  42.20  43.60   43.60   223.70  224.80    48.36    5.04    219.35
WFD    Westfield Financial Inc. (MHC)   20.95     200.20   32.70  38.70  37.40   43.10   171.70  171.70    25.36    1.91     44.64


       All MHC's Average                20.12     774.84   33.03  45.47  30.70   56.53   219.29  237.25    29.10    2.46    171.44
       All MHC's Median                 15.26     116.60   30.90  42.15  28.95   42.30   204.30  223.85    27.32    2.17     73.88


       New Jersey
FMCO   FMS Financial Corporation        16.61     108.00   13.00  13.00  15.00   15.20   165.20  173.00     8.71    0.72     10.81
OCFC   OceanFirst Financial Corp.       23.10     308.20   18.10  16.50  16.30   15.80   224.30  226.70    17.46    3.46     56.34
PBCI   Pamrapo Bancorp, Inc.            22.22     110.50   14.20  14.20  13.90   13.90   208.10  208.10    17.17    3.78     51.25
PFS    Provident Financial Services,
         Inc.                           17.66   1,388.10   27.60  28.30  27.60   28.60   130.00      NA    24.69    1.36     35.94
PFSB   PennFed Financial Services, Inc. 31.79     215.80   19.90  18.60  19.00   18.70   182.30  184.40    11.35    1.26     23.95
SYNF   Synergy Financial Group, Inc.    10.01     124.70   31.30     NA  30.30      NA   119.40  120.20    15.58    1.60     12.12

       New Jersey Fully Converted Average         375.88   20.68  18.12  20.35   18.44   171.55  182.48    15.83    2.03     31.74
       New Jersey Fully Converted Median          170.25   19.00  16.50  17.65   15.80   173.75  184.40    16.38    1.48     29.95


       New Jersey MHC's
CSBK   Clifton Savings Bancorp, Inc.
          (MHC)                         11.45     349.60      NA     NA     NA      NA   174.90  174.90    47.09    1.05        NA
HCBK   Hudson City Bancorp, Inc. (MHC)  34.88   6,528.00   27.30  28.10  29.80   31.40   485.10  485.10    33.45    2.06     56.41

       New Jersey MHC's Average                 3,438.80   27.30  28.10  29.80   31.40   330.00  330.00    40.27    1.56     56.41
       New Jersey MHC's Median                  3,438.80   27.30  28.10  29.80   31.40   330.00  330.00    40.27    1.56     56.41

                                                                       Page 5 of 6

              Exhibit 8
         Industry Multiples
   Pricing Data as of August 2, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------


       Comparable Group
ALFC   Atlantic Liberty Financial Corp  19.62      33.00   18.90  18.90  22.00   22.00   124.80  124.80    18.05    1.43     25.84
CEBK   Central Bancorp, Inc.            32.00      53.30   27.60     NA  23.90      NA   125.00  131.90    10.49    1.50     35.82
ESBK   Elmira Savings Bank, FSB         30.00      33.50   13.20  14.60  13.80   15.70   137.00  140.40    10.41    2.30     31.83
HIFS   Hingham Institution for Savings  41.01      85.40   15.50  15.50  14.80   14.90   202.40  202.40    16.22    1.76     32.85
LARL   Laurel Capital Group, Inc.       20.35      39.30   23.10  23.90  22.10   22.40   142.40  164.90    13.01    3.93     86.96
LSBX   LSB Corporation                  16.99      73.20    8.00     NA  12.30      NA   128.40  128.40    15.36    3.06     36.96
MFLR   Mayflower Co-operative Bank      18.62      38.10   22.20     NA  20.70      NA   215.80  216.90    17.79    2.15     44.44
NBN    Northeast Bancorp                18.95      48.10   11.80  12.40  13.10   13.70   127.60  130.40     9.27    1.90     24.83
PHSB   PHSB Financial Corp.             20.00      58.10   20.00  35.70  19.10   39.20   127.80  127.80    17.97    4.00    114.29
WSB    Washington Savings Bank, F.S.B.
         (The)                          10.44      83.00    7.90   7.90   9.80    9.80   162.90  162.90    16.18    2.30     20.56
WVFC   WVS Financial Corp.              17.27      42.80   14.90  24.00  19.20   18.40   146.00  146.00    10.78    3.71     71.11

       Comparable Average                          53.44   16.65  19.11  17.35   19.51   149.10  152.44    14.14    2.55     47.77
       Comparable Median                           48.10   15.50  17.20  19.10   17.05   137.00  140.40    15.36    2.30     35.82

       All Fully Converted Average                642.94   19.03  21.96  18.85   22.31   153.14  171.25    14.94    2.15     44.96
       All Fully Converted Median                  87.50   16.60  17.60  16.30   16.45   140.05  153.40    14.03    2.15     35.20

       All MHC's Average                          774.84   33.03  45.47  30.70   56.53   219.29  237.25    29.10    2.46    171.44
       All MHC's Median                           116.60   30.90  42.15  28.95   42.30   204.30  223.85    27.32    2.17     73.88

       New Jersey Fully Converted Average         375.88   20.68  18.12  20.35   18.44   171.55  182.48    15.83    2.03     31.74
       New Jersey Fully Converted Median          170.25   19.00  16.50  17.65   15.80   173.75  184.40    16.38    1.48     29.95

       New Jersey MHC's Average                 3,438.80   27.30  28.10  29.80   31.40   330.00  330.00    40.27    1.56     56.41
       New Jersey MHC's Median                  3,438.80   27.30  28.10  29.80   31.40   330.00  330.00    40.27    1.56     56.41

                                                                  Page 6 of 6

        Exhibit 9
        Second Step Conversion Performance
        Pricing Data as of August 2, 2004
                                                                                         ------------------------------
                                                                                            Percent Change from IPO
                                                                                         ------------------------------
        Ticker         Short Name                                         IPO Date       After 1 Day           To Date
        ---------------------------------------------------------------------------------------------------------------

        DSFN           DSA Financial Corporation                        07/30/2004             (6.00)            (6.00)
        PRTRD          Partners Trust Financial Group, Inc.             07/15/2004             (1.00)            (0.50)
        SYNF           Synergy Financial Group, Inc.                    01/21/2004             10.90              0.10
        PBCP           Provident Bancorp, Inc.                          01/15/2004             15.00              8.40

                       ------------------------------------------------------------------------------------------------
        2004           Average                                                                  4.73              0.50
                       Median                                                                   4.95             (0.20)
                       ------------------------------------------------------------------------------------------------

        BKMU           Bank Mutual Corporation                          10/30/2003             17.80             11.20
        JFBI           Jefferson Bancshares, Inc.                       07/02/2003             23.90             27.30
        FNFG           First Niagara Financial Group, Inc.              01/21/2003             12.70             23.00
        WAYN           Wayne Savings Bancshares, Inc.                   01/09/2003             12.00             62.00
        SFFS           Sound Federal Bancorp, Inc.                      01/07/2003             10.00             30.40
        OCNB           Bridge Street Financial, Inc.                    01/06/2003              1.60             51.00

                       ------------------------------------------------------------------------------------------------
        2003           Average                                                                 13.00             34.15
                       Median                                                                  12.35             28.85
                       ------------------------------------------------------------------------------------------------

        CSBC           Citizens South Banking Corporation               10/01/2002             (0.50)            30.70
        BRKL           Brookline Bancorp, Inc.                          07/10/2002             10.60             43.70
        WGBC           Willow Grove Bancorp, Inc.                       04/04/2002              9.50             63.20
                       ------------------------------------------------------------------------------------------------
        2002           Average                                                                  6.53             45.87
                       Median                                                                   9.50             43.70
                       ------------------------------------------------------------------------------------------------

        PHSB           PHSB Financial Corp.                             12/21/2001             22.40            100.00
        FFFL           Fidelity Bankshares, Inc.                        05/15/2001             22.31            244.00
                       ------------------------------------------------------------------------------------------------
        2001           Average                                                                 22.36            172.00
                       Median                                                                  22.36            172.00
                       ------------------------------------------------------------------------------------------------

                       ------------------------------------------------------------------------------------------------
        1/1/2001 to    Average                                                                 10.75             45.90
        08/02/04       Median                                                                  10.90             30.40
                       ------------------------------------------------------------------------------------------------

        Exhibit 10.
        Recent Standard Conversion Performance
        Pricing Data as of August 2, 2004

                                                                                     ------------------------------
                                                                                     Percent Change from IPO
                                                                                     ------------------------------
        Ticker        Short Name                                       IPO Date      After 1 Day           To Date
        -----------------------------------------------------------------------------------------------------------
        TDCB          Third Century Bancorp                          05/06/2004            13.20             12.50
        SEFL          St. Edmond's FSB                               05/06/2004            (1.50)            (3.50)
        NABC          New Haven Savings Bank                         04/02/2004            52.00             39.40

                      ---------------------------------------------------------------------------------------------
        2004 YTD      Average                                                              21.23             16.13
                      Median                                                               13.20             12.50
                      ---------------------------------------------------------------------------------------------

        KNBT          Keystone Nazareth Bank & Trust Co.             11/03/2003            68.80             62.90
        RPFG          Rainier Pacific Savings Bank                   10/21/2003            69.90             66.00
        CFBC          Community First Bank                           06/27/2003            20.00             46.90
        RFBK          Rantoul First Bank                             04/02/2003            15.10             60.00
        PFS           Provident Bank                                 01/16/2003            55.00             76.60
        CCFC          Clay County S&LA                               01/09/2003            20.00             37.00

                      ---------------------------------------------------------------------------------------------
        2003          Average                                                              41.47             58.23
                      Median                                                               37.50             61.45
                      ---------------------------------------------------------------------------------------------

        ALFC          Atlantic Liberty Savings                       10/23/2002            30.20             96.20
        TONE          TierOne Bank                                   10/02/2002            38.00            110.90
        MCBF          Monarch Community Bank                         08/30/2002            16.80             42.30
        FPTB          Pacific Trust Bank                             08/23/2002            18.58             87.50
        RSVB          Mt. Troy Savings Bank                          04/08/2002            25.00             62.50
        HRGB          Heritage Savings Bank                          02/26/2002            20.50            161.70

                      ---------------------------------------------------------------------------------------------
        2002          Average                                                              24.85             93.52
                      Median                                                               22.75             91.85
                      ---------------------------------------------------------------------------------------------

        AFBA          Allied First Bank                              12/31/2001            20.00             44.00
        CSFC          Michigan City Savings and Loan Association     12/28/2001            20.00            140.00
        PBNC          Peoples Federal Savings Bank                   10/12/2001            21.50            118.00
        GLBP          Globe Homestead Federal                        07/10/2001            13.12             62.50
        BAFI          Affiliated Bank                                06/01/2001             0.00            210.00
        CFSL          Chesterfield FS&LA of Chicago                  05/02/2001            36.50            209.10
        FBTC          First Bank & Trust                             04/19/2001            13.20             18.00
        BUCS          BUCS Federal                                   03/15/2001            30.00            160.00
        CTZN          Citizens First Savings Bank                    03/07/2001            38.10            127.00

                      ---------------------------------------------------------------------------------------------
        2001          Average                                                              21.38            120.96
                      Median                                                               20.00            127.00
                      ---------------------------------------------------------------------------------------------
                      ---------------------------------------------------------------------------------------------
        1/1/2001 to   Average                                                              21.38            120.96
        8/2/2004      Median                                                               20.00            127.00
                      ---------------------------------------------------------------------------------------------

Exhibit 11

                          Roebling Financial Corp, Inc.
                 Pro Forma Analysis Sheet - Twelve Months Ended
                                 March 31, 2004
                                Includes SOP 93-6

                                           -------------------------------------------------------------------------------------
                                             Bank          Illiquid Comparables           State                National
                                           -------------------------------------------------------------------------------------
                                                           Mean          Median      Mean         Median     Mean        Median
                                                           ----          ------      ----         ------     ----        ------
                                   Min      19.23
Price-Core Earnings Ratio P/E      Mid      22.73         19.51          17.05       18.44        15.80      22.31        16.45
-----------------------------      Max      26.32
                                   Smax     30.30

                                   Min     88.34%
Price-to-Book Ratio P/B            Mid     96.90%        149.10%        137.00%     171.55%      173.75%    153.14%      140.05%
-----------------------            Max    104.28%
                                   Smax   111.61%

                                   Min     88.34%
Price-to-Tangible Book Ratio P/TB  Mid     96.90%        152.44%        140.40%     182.48%      184.40%    171.25%      153.40%
---------------------------------  Max    104.28%
                                   Smax   111.61%

                                   Min     11.79%
Price-to-Assets Ratio P/A          Mid     13.74%         14.14%         15.36%      15.83%       16.38%     14.94%       14.03%
-------------------------          Max     15.65%
                                   Smax    17.80%

Valuation Parameters
--------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base      Y
Period Ended March 31, 2004                                     $ 552 (1)
--------------------------------------------------------------------------------
Pre-Conversion Book Value           B
As of March 31, 2004                                          $ 7,513
--------------------------------------------------------------------------------
Pre-Conversion Assets               A
As of March 31, 2004                                         $ 87,485
--------------------------------------------------------------------------------
Return on Money                     R                            1.16% (2)
--------------------------------------------------------------------------------
Conversion Expenses                                             $ 479
                                    X                            3.74% (3)
--------------------------------------------------------------------------------
Proceeds Not Invested                                           $ 829 (4)
--------------------------------------------------------------------------------
Estimated ESOP Borrowings                                       $ 553
ESOP Purchases                      E                            8.00% (5)
Cost of ESOP Borrowings                                          $ 55 (5)
Cost of ESOP Borrowings             S                            0.00% (5)
Amort of ESOP Borrowings            T                              10 Years
--------------------------------------------------------------------------------
Amort of MRP Amount                 N                               5 Years
Estimated MRP Amount                                            $ 276 (6)
MRP Purchases                       M                            3.99%
MRP Expense                                                      $ 55
--------------------------------------------------------------------------------
Foundation Amount                                                 $ - (7)
Foundation Amount                   F                            0.00% 0.00%
Foundation Opportunity Cost                                       $ -
Tax Benefit                         Z                             $ - (8)
--------------------------------------------------------------------------------
Tax Rate                           TAX                          39.94%
--------------------------------------------------------------------------------
Percentage Sold                    PCT                          53.98%
--------------------------------------------------------------------------------
Amount to be issued to Public                                 $ 6,909 (9)
--------------------------------------------------------------------------------
Earnings Multiple                                                  12
--------------------------------------------------------------------------------
(1)  Net income for the twelve months ended March 31, 2004.
(2) Net Return assumes a reinvestment rate of 1.93 percent (the 1 year Treasury at March 31, 2004), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

                                                           Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                     =          $12,800,000
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                   =          $12,800,000
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                             =          $12,800,000
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

----------------------------------------------------------------------------
                                 Total Shares      Price          Total
Conclusion                          Shares       Per Share        Value
----------------------------------------------------------------------------

Appraised Value - Midpoint          1,280,000     $ 10.00       $12,800,000

Range:
  - Minimum                         1,088,000       10.00        10,880,000
  - Maximum                         1,472,000       10.00        14,720,000
  - Super Maximum                   1,692,800       10.00        16,928,000

                                                                Pre Foundation
                                           ------------------------------------------------------------
                                                                Appraised Value
                                           ------------------------------------------------------------
Conclusion                                    Minimum       Midpoint       Maximum       SuperMaximum *
                                           ------------------------------------------------------------
 Total Shares                                1,088,000      1,280,000      1,472,000         1,692,800
 Price per Share                                  $ 10           $ 10           $ 10              $ 10
 Full Conversion Value                     $10,880,000    $12,800,000    $14,720,000      $ 16,928,000
 Exchange Shares                               500,698        589,056        677,415           779,020
 Exchange Percent                               46.02%         46.02%         46.02%            46.02%
 Conversion Shares                             587,302        690,944        794,585           913,780
 Conversion Percent                             53.98%         53.98%         53.98%            53.98%
 Gross Proceeds                            $ 5,873,020    $ 6,909,440    $ 7,945,850       $ 9,137,800
 Exchange Value                            $ 5,006,980    $ 5,890,560    $ 6,774,150       $ 7,790,200
 Exchange Ratio                                 2.5551         3.0060         3.4569            3.9754
                                           ------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
------------------------------             ------------------------------------------------------------
Conversion Proceeds                            Minimum       Midpoint       Maximum         SuperMax
------------------------------             ------------------------------------------------------------
Total Shares Offered                         1,088,000      1,280,000      1,472,000         1,692,800
Conversion Shares Offered                      587,302        690,944        794,585           913,780
Price Per Share                             $       10     $       10     $       10        $       10
                                           ------------------------------------------------------------
Gross Proceeds                              $    5,873     $    6,909     $    7,946        $    9,138
Plus: Value issued to Foundation   (9)               -              -              -                 -
                                           ------------------------------------------------------------
Pro Forma Market Capitalization                  5,873          6,909          7,946             9,138
                                           ============================================================
Gross Proceeds                                   5,873          6,909          7,946             9,138
Less:  Est. Conversion Expenses                    471            479            486               495
Cash issued to foundation                            -              -              -                 -
                                           ------------------------------------------------------------
Net Proceeds                                $    5,402     $    6,430     $    7,460        $    8,643
                                           ============================================================
------------------------------
Estimated Income from Proceeds
------------------------------
Net Conversion Proceeds                     $    5,402     $    6,430     $    7,460        $    8,643
Less:  ESOP Adjustment             (3)             470            553            636               731
Less:  MRP Adjustment              (3)             235            276            318               366
                                           ------------------------------------------------------------
Net Proceeds Reinvested                     $    4,697     $    5,601     $    6,506        $    7,546
Estimated Incremental Rate of Return             1.16%          1.16%          1.16%             1.16%
                                           ------------------------------------------------------------
Estimated Incremental Return                $       54     $       65           $ 75        $       88
Less:  Cost of ESOP                (4)               -              -              -                 -
Less:  Amortization of ESOP        (7)              28             33             38                44
Less:  MRP Adjustment              (7)              28             33             38                44
                                           ------------------------------------------------------------
Pro-forma Net Income                                (2)            (1)            (1)                -
Earnings Before Conversion                         552            552            552               552
                                           ------------------------------------------------------------
Earnings Excluding Adjustment                      550            551            551               552
Earnings Adjustment                (6)               -              -              -                 -
                                           ------------------------------------------------------------
Earnings After Conversion                   $      550     $      551     $      551        $      552
                                           ------------------------------------------------------------

                                     Page 4

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)

                                          ------------------------------------------------------------
-------------------------------               Minimum       Midpoint        Maximum         SuperMax
Pro-forma Net Worth                       ------------------------------------------------------------
------------------------------
Net Worth at March 31, 2004                    $ 7,513        $ 7,513        $ 7,513           $ 7,513
Net Conversion Proceeds                          5,402          6,430          7,460             8,643
Plus: MHC Adjustment               (7)              96             96             96                96
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Adjustment             (1)            (470)          (553)          (636)             (731)
Less:  MRP Adjustment              (2)            (235)          (276)          (318)             (366)
                                          ------------------------------------------------------------
------------------------------
Pro-forma Net Worth                           $ 12,306       $ 13,210       $ 14,115          $ 15,155
------------------------------
Pro-forma Tangible Net Worth
Pro-forma Net Worth                           $ 12,306       $ 13,210       $ 14,115          $ 15,155
Less:  Intangible                  (5)               -              -              -                 -
                                          ------------------------------------------------------------
Pro-forma Tangible Net Worth                  $ 12,306       $ 13,210       $ 14,115          $ 15,155
------------------------------
Pro-forma Assets
------------------------------
Total Assets at March 31, 2004                $ 87,485       $ 87,485       $ 87,485          $ 87,485
Net Conversion Proceeds                          5,402          6,430          7,460             8,643
Plus: MHC Adjustment               (7)              96             96             96                96
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Adjustment             (1)            (470)          (553)          (636)             (731)
Less:  MRP Adjustment              (2)            (235)          (276)          (318)             (366)
                                          ------------------------------------------------------------
Pro-forma Assets Excluding Adjustment           92,278         93,182         94,087            95,127
Plus:  Adjustment                  (6)               -              -              -                 -
                                          ------------------------------------------------------------
Pro-forma Total Assets                        $ 92,278       $ 93,182       $ 94,087          $ 95,127
                                          ------------------------------------------------------------
------------------------------
Stockholder's Equity Per Share
------------------------------
Net Worth at March 31, 2004                     $ 6.91         $ 5.87         $ 5.10            $ 4.44
Estimated Net Proceeds                            4.97           5.02           5.07              5.11
Plus: MHC Adjustment                              0.09           0.08           0.07              0.06
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Stock                                (0.43)         (0.43)         (0.43)            (0.43)
Less:  MRP Stock                                 (0.22)         (0.22)         (0.22)            (0.22)
                                          ------------------------------------------------------------
Pro-forma Net Worth Per Share                    11.32          10.32           9.59              8.96
Less:  Intangible                                    -              -              -                 -
                                          ------------------------------------------------------------
Pro-forma Tangible Net Worth Per Share         $ 11.32        $ 10.32         $ 9.59            $ 8.96
                                          ------------------------------------------------------------

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
                                          ------------------------------------------------------------
                                            Minimum       Midpoint       Maximum         SuperMax
                                          ------------------------------------------------------------
-------------------------
Net Earnings Per Share
-------------------------
Historical Earnings Per Share      (8)          $ 0.53         $ 0.45         $ 0.39          $ 0.34
Incremental return Per Share       (8)            0.05           0.05           0.05            0.05
ESOP Adjustment Per Share          (8)           (0.03)         (0.03)         (0.03)          (0.03)
MRP Adjustment Per Share           (8)           (0.03)         (0.03)         (0.03)          (0.03)
Normalizing Adjustment Per Share                     -              -              -               -
                                          ------------------------------------------------------------
Pro Forma Earnings Per Share       (8)          $ 0.52         $ 0.44         $ 0.38          $ 0.33
-------------------------                 ============================================================
Shares Utilized
-------------------------
Shares Utilized                                  1,036          1,218          1,401           1,611
                                          ------------------------------------------------------------
-------------------------
Pro-forma Ratios
-------------------------
Price/EPS without Adjustment                     19.23          22.73          26.32           30.30
Price/EPS with Adjustment                        19.23          22.73          26.32           30.30
Price/Book Value per Share                      88.34%         96.90%        104.28%         111.61%
Price/Tangible Book Value                       88.34%         96.90%        104.28%         111.61%
Market Value/Assets                             11.79%         13.74%         15.65%          17.80%
                                          ------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9) Not applicable.

------------------------
Expense Calculations
-------------------------
Total Shares Offered                               587            691            795               914
Price Per Share                                $    10        $    10        $    10           $    10
                                          ------------------------------------------------------------
Gross Proceeds                                 $ 5,873        $ 6,909        $ 7,946           $ 9,138
Estimated Insider Purchases                          -              -              -                 -
ESOP Purchases                                    (470)          (553)          (636)             (731)
                                          ------------------------------------------------------------
Proceeds to Base Fee On                        $ 5,403        $ 6,356        $ 7,310           $ 8,407
Underwriters Percentage                          0.80%          0.80%          0.80%             0.80%
                                          ------------------------------------------------------------
Underwriters Fee                               $    43        $    51        $    58           $    67
Advisory Fee                                         -              -              -                 -
                                          ------------------------------------------------------------
Total Underwriters Fee                              43             51             58                67
All Other Expenses                                 428            428            428               428
                                          ------------------------------------------------------------
Total Expense                                  $   471        $   479        $   486           $   495
------------------------
Shares Calculations
------------------------

Shares Outstanding (used for BV/Sh)              1,088          1,280          1,472             1,693
Less:  New ESOP Adjustment                          47             55             64                73
Less:  Old ESOP Adjustment         (1)              14             16             19                22
Plus:  New SOP 93-6 ESOP Shares    (2)               5              6              6                 7
Plus:  Old SOP 93-6 ESOP Shares    (2)               4              5              5                 6
                                          ------------------------------------------------------------
Shares for all EPS Calculations                  1,036          1,218          1,401             1,611
                                          ============================================================

Actual number of shares for EPS              1,035,698      1,218,468      1,401,239         1,611,424
Actual foundation shares                             0              0              0                 0

                                                                Post Foundation
                                                                Appraised Value
                                          ------------------------------------------------------------
Conclusion                                     Minimum       Midpoint       Maximum       SuperMaximum
                                          ------------------------------------------------------------
 Shares Issued and Exchanged                 1,088,000      1,280,000      1,472,000         1,692,800
 Price per Share                                  $ 10           $ 10           $ 10              $ 10
 Shares Issued to Foundation                         -              -              -                 -
 Total Shares                                1,088,000      1,280,000      1,472,000         1,692,800
 Exchange Shares                               500,698        589,056        677,415           779,020
 Conversion Shares                             587,302        690,944        794,585           913,780
 Implied Exhange Ratio                          2.5551         3.0060         3.4569            3.9754
 Gross Proceeds                            $ 5,873,020    $ 6,909,440    $ 7,945,850       $ 9,137,800
 Exchange Value                            $ 5,006,980    $ 5,890,560    $ 6,774,150       $ 7,790,200
                                          ------------------------------------------------------------

-------------
MRP Dilution
------------------------------------------------------------------------------------------------------
Shares Outstanding                           1,088,000      1,280,000      1,472,000         1,692,800
Less:  New ESOP Adjustment                      46,984         55,276         63,567            73,102
Less:  Old ESOP Adjustment                      14,022         16,497         18,971            21,817
Plus:  New MRP issued              (1)          23,492         27,638         31,783            36,551
Plus:  New SOP 93-6 ESOP Shares    (2)           4,698          5,528          6,357             7,310
Plus:  Old SOP 93-6 ESOP Shares                  4,006          4,713          5,420             6,233
                                   (2)
Shares for all EPS Calculations              1,059,190      1,246,106      1,433,022         1,647,975
EPS                                             $ 0.52         $ 0.44         $ 0.39            $ 0.34

BV/Share                                       $ 11.07        $ 10.10         $ 9.39            $ 8.76
Voting Dilution                                  2.27%          2.27%          2.27%             2.27%
------------------------------------------------------------------------------------------------------

---------------
Option Dilution
------------------------------------------------------------------------------------------------------
Shares Outstanding                           1,088,000      1,280,000      1,472,000         1,692,800
Less:  New ESOP Adjustment                      46,984         55,276         63,567            73,102
Less:  Old ESOP Adjustment                      14,022         16,497         18,971            21,817
Plus:  Options                     (1)         108,800        128,000        147,200           169,280
Plus:  New SOP 93-6 ESOP Shares    (2)           4,698          5,528          6,357             7,310
Plus:  Old SOP 93-6 ESOP Shares                  4,006          4,713          5,420             6,233
                                   (2)
Shares for all EPS Calculations              1,144,498      1,346,468      1,548,439         1,780,704
EPS                                             $ 0.48         $ 0.41         $ 0.36            $ 0.31

BV/Share                                       $ 11.19        $ 10.29         $ 9.63            $ 9.05
Voting Dilution                                 10.50%         10.50%         10.50%            10.50%
------------------------------------------------------------------------------------------------------

                                     Page 8

Exhibit 12

                                                   Roebling Financial Corp, Inc.
                                           Pro Forma Analysis Sheet - Twelve Months Ended
                                                        September 30, 2003
                                                         Includes SOP 93-6

                                             ------------------------------------------------------------------------------------
                                              Bank              Comparables               State                   National
                                             ------------------------------------------------------------------------------------
                                                             Mean        Median       Mean       Median       Mean         Median
                                                             ----        ------       ----       -------      -----        ------
                                   Min        18.87
Price-Core Earnings Ratio P/E      Mid        22.22          19.51        17.05       18.44       15.80       22.31         16.45
-----------------------------      Max        25.64
                                   Smax       29.41

                                   Min       90.83%
Price-to-Book Ratio P/B            Mid       99.40%        149.10%      137.00%     171.55%     173.75%     153.14%       140.05%
-----------------------            Max      106.72%
                                   Smax     114.16%

                                   Min       90.83%
Price-to-Tangible Book Ratio P/TB  Mid       99.40%        152.44%      140.40%     182.48%     184.40%     171.25%       153.40%
---------------------------------  Max      106.72%
                                   Smax     114.16%

                                   Min       11.76%
Price-to-Assets Ratio P/A          Mid       13.70%         14.14%       15.36%      15.83%      16.38%      14.94%        14.03%
-------------------------          Max       15.60%
                                   Smax      17.75%

Exhibit 12


Valuation Parameters
--------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base      Y
Period Ended September 30, 2003                                  $ 559 (1)
--------------------------------------------------------------------------------
Pre-Conversion Book Value           B
As of September 30, 2003                                       $ 7,180
--------------------------------------------------------------------------------
Pre-Conversion Assets               A
As of September 30, 2003                                      $ 87,744
Return on Money                     R                             1.16% (2)
--------------------------------------------------------------------------------
Conversion Expenses                                              $ 479
                                    X                             3.74% (3)
--------------------------------------------------------------------------------
Proceeds Not Invested                                            $ 829 (4)
--------------------------------------------------------------------------------
Estimated ESOP Borrowings                                        $ 553
ESOP Purchases                      E                             8.00% (5)
Cost of ESOP Borrowings                                           $ 55 (5)
Cost of ESOP Borrowings             S                             0.00% (5)
Amort of ESOP Borrowings            T                               10 Years
--------------------------------------------------------------------------------
Amort of MRP Amount                 N                                5 Years
Estimated MRP Amount                                             $ 276 (6)
MRP Purchases                       M                             3.99%
MRP Expense                                                       $ 55
--------------------------------------------------------------------------------
Foundation Amount                                                  $ - (7)
Foundation Amount                   F                             0.00% 0.00%
Foundation Opportunity Cost                                        $ -
Tax Benefit                         Z                              $ - (8)
--------------------------------------------------------------------------------
Tax Rate                           TAX                           39.94%
--------------------------------------------------------------------------------
Percentage Sold                    PCT                           53.98%
--------------------------------------------------------------------------------
Amount to be issued to Public                                  $ 6,909 (9)
--------------------------------------------------------------------------------
Earnings Multiple                                                   12
--------------------------------------------------------------------------------

(1)  Net income for the twelve months ended September 30, 2003.
(2) Net Return assumes a reinvestment rate of 1.93 percent (the 1 year Treasury at March 31, 2004), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 12

                                                           Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                      =           $12,800,000
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                    =           $12,800,000
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                              =           $12,800,000
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.


                                      Total Shares      Price       Total
Conclusion                               Shares       Per Share     Value
                                         -------      ---------     -----'
Appraised Value - Midpoint              1,280,000       $ 10      $12,800,000

Range:
  - Minimum                             1,088,000       $ 10       10,880,000
  - Maximum                             1,472,000         10       14,720,000
  - Super Maximum                       1,692,800         10       16,928,000

                                                                 Pre Foundation
                                            -----------------------------------------------------------
                                                                 Appraised Value
                                            -----------------------------------------------------------
Conclusion                                  Minimum        Midpoint       Maximum      SuperMaximum *
                                            -----------------------------------------------------------
 Total Shares                                 1,088,000      1,280,000      1,472,000        1,692,800
 Price per Share                                   $ 10           $ 10           $ 10             $ 10
 Full Conversion Value                      $10,880,000    $12,800,000    $14,720,000     $ 16,928,000
 Exchange Shares                                500,698        589,056        677,415          779,020
 Exchange Percent                                46.02%         46.02%         46.02%           46.02%
 Conversion Shares                              587,302        690,944        794,585          913,780
 Conversion Percent                              53.98%         53.98%         53.98%           53.98%
 Gross Proceeds                             $ 5,873,020    $ 6,909,440    $ 7,945,850      $ 9,137,800
 Exchange Value                             $ 5,006,980    $ 5,890,560    $ 6,774,150      $ 7,790,200
 Exchange Ratio                                  2.5551         3.0060         3.4569           3.9754
                                            -----------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 12

                                                    Pro Forma Effect of Conversion Proceeds
                                                           As of September 30, 2003
                                                            (Dollars in Thousands)
------------------------------              -----------------------------------------------------------
Conversion Proceeds                         Minimum        Midpoint       Maximum         SuperMax
------------------------------              -----------------------------------------------------------
Total Shares Offered                          1,088,000      1,280,000      1,472,000        1,692,800
Conversion Shares Offered                       587,302        690,944        794,585          913,780
Price Per Share                             $        10     $       10     $       10       $       10
                                            -----------------------------------------------------------
Gross Proceeds                              $     5,873     $    6,909     $    7,946       $    9,138
                                            ===========================================================
Plus: Value issued to Foundation   (9)                -              -              -                -
Pro Forma Market Capitalization                   5,873          6,909          7,946            9,138
Gross Proceeds                                    5,873          6,909          7,946            9,138
Less:  Est. Conversion Expenses                     471            479            486              495
Less: Cash issued to the Foundation                   -              -              -                -
                                            -----------------------------------------------------------
Net Proceeds                                $     5,402     $    6,430     $    7,460       $    8,643
                                            ===========================================================
------------------------------
Estimated Income from Proceeds
------------------------------
Net Conversion Proceeds                     $     5,402     $    6,430     $    7,460       $    8,643
Less:  ESOP Adjustment             (3)              470            553            636              731
Less:  MRP Adjustment              (3)              235            276            318              366
                                            -----------------------------------------------------------
Net Proceeds Reinvested                     $     4,697     $    5,601     $    6,506       $    7,546
Estimated Incremental Rate of Return              1.16%          1.16%          1.16%            1.16%
                                            -----------------------------------------------------------
Estimated Incremental Return                $        54     $       65     $       75       $       88
Less:  Cost of ESOP                (4)                -              -              -                -
Less:  Amortization of ESOP        (7)               28             33             38               44
Less:  MRP Adjustment              (7)               28             33             38               44
                                            -----------------------------------------------------------
Pro Forma Net Income                                 (2)            (1)            (1)               -
Earnings Before Conversion                          559            559            559              559
                                            -----------------------------------------------------------
Earnings Excluding Adjustment                       557            558            558              559
Earnings Adjustment                (6)                -              -              -                -
                                            -----------------------------------------------------------
Earnings After Conversion                   $       557     $      558     $      558       $      559
                                            -----------------------------------------------------------

Exhibit 12

                                                    Pro Forma Effect of Conversion Proceeds
                                                           As of September 30, 2003
                                                            (Dollars in Thousands)
                                            -----------------------------------------------------------
                                            Minimum        Midpoint       Maximum         SuperMax
                                            -----------------------------------------------------------
-------------------------------
Pro Forma Net Worth
-------------------------------
Net Worth at September 30, 2003                $  7,180       $  7,180       $  7,180         $  7,180
Net Conversion Proceeds                           5,402          6,430          7,460            8,643
Plus: MHC Adjustment               (7)               96             96             96               96
Plus:  Value issued to Foundation                     -              -              -                -
Less: After Tax Expense of Foundation                 -              -              -                -
Less:  ESOP Adjustment             (1)             (470)          (553)          (636)            (731)
Less:  MRP Adjustment              (2)             (235)          (276)          (318)            (366)
                                            -----------------------------------------------------------
-------------------------------
Pro Forma Net Worth                            $ 11,973       $ 12,877       $ 13,782         $ 14,822
-------------------------------
Pro Forma Tangible Net Worth
Pro Forma Net Worth                            $ 11,973       $ 12,877       $ 13,782         $ 14,822
Less:  Intangible                  (5)                -              -              -                -
                                            -----------------------------------------------------------
Pro Forma Tangible Net Worth                   $ 11,973       $ 12,877       $ 13,782         $ 14,822

-------------------------------
Pro Forma Assets
-------------------------------
Total Assets at September 30, 2003             $ 87,744       $ 87,744       $ 87,744         $ 87,744
Net Conversion Proceeds                           5,402          6,430          7,460            8,643
Plus: MHC Adjustment               (7)               96             96             96               96
Plus:  Value issued to Foundation                     -              -              -                -
Less: After Tax Expense of Foundation                 -              -              -                -
Less:  ESOP Adjustment             (1)             (470)          (553)          (636)            (731)
Less:  MRP Adjustment              (2)             (235)          (276)          (318)            (366)
                                            -----------------------------------------------------------
Pro Forma Assets Excluding Adjustment            92,537         93,441         94,346           95,386
Plus:  Adjustment                  (6)                -              -              -                -
                                            -----------------------------------------------------------
Pro Forma Total Assets                         $ 92,537       $ 93,441       $ 94,346         $ 95,386
                                            -----------------------------------------------------------
-------------------------------
Stockholder's Equity Per Share
-------------------------------
Net Worth at September 30, 2003                $   6.60       $   5.61       $   4.88         $   4.24
Estimated Net Proceeds                             4.97           5.02           5.07             5.11
Plus: MHC Adjustment                               0.09           0.08           0.07             0.06
Plus:  Value issued to Foundation                     -              -              -                -
Less: After Tax Expense of Foundation                 -              -              -                -
Less:  ESOP Stock                                 (0.43)         (0.43)         (0.43)           (0.43)
Less:  MRP Stock                                  (0.22)         (0.22)         (0.22)           (0.22)
                                            -----------------------------------------------------------
Pro Forma Net Worth Per Share                     11.01          10.06           9.37             8.76
Less:  Intangible                                     -              -              -                -
Pro Forma Tangible Net Worth Per Share          $ 11.01        $ 10.06         $ 9.37           $ 8.76
                                            -----------------------------------------------------------

Exhibit 12

                                                    Pro Forma Effect of Conversion Proceeds
                                                           As of September 30, 2003
                                                            (Dollars in Thousands)
                                            --------------------------------------------------------
                                            Minimum        Midpoint       Maximum         SuperMax
------------------------------              --------------------------------------------------------
Net Earnings Per Share
------------------------------
Historical Earnings Per Share      (8)       $ 0.54         $ 0.46         $ 0.40           $ 0.35
Incremental return Per Share       (8)         0.05           0.05           0.05             0.05
ESOP Adjustment Per Share          (8)        (0.03)         (0.03)         (0.03)           (0.03)
MRP Adjustment Per Share           (8)        (0.03)         (0.03)         (0.03)           (0.03)
Normalizing Adjustment Per Share                  -              -              -                -
                                            --------------------------------------------------------
Pro Forma Earnings Per Share       (8)       $ 0.53         $ 0.45         $ 0.39           $ 0.34

------------------------------
Shares Utilized
------------------------------
Shares Utilized                               1,034          1,216          1,399            1,608

------------------------------
Pro Forma Ratios
------------------------------
Price/EPS without Adjustment                  18.87          22.22          25.64            29.41
Price/EPS with Adjustment                     18.87          22.22          25.64            29.41
Price/Book Value per Share                   90.83%         99.40%        106.72%          114.16%
Price/Tangible Book Value                    90.83%         99.40%        106.72%          114.16%
Market Value/Assets                          11.76%         13.70%         15.60%           17.75%
                                            --------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

Exhibit 12

-------------------------------
Expense Calculations
-------------------------------
Total Shares Offered                                587            691            795              914
Price Per Share                                    $ 10           $ 10           $ 10          $    10
                                            -----------------------------------------------------------
Gross Proceeds                                  $ 5,873        $ 6,909        $ 7,946          $ 9,138
Estimated Insider Purchases                           -              -              -                -
ESOP Purchases                                     (470)          (553)          (636)            (731)
                                            -----------------------------------------------------------
Proceeds to Base Fee On                         $ 5,403        $ 6,356        $ 7,310          $ 8,407
Underwriters Percentage                           0.80%          0.80%          0.80%            0.80%
                                            -----------------------------------------------------------
Underwriters Fee                                   $ 43           $ 51           $ 58             $ 67
Advisory Fee                                          -              -              -                -
                                            -----------------------------------------------------------
Total Underwriters Fee                               43             51             58               67
All Other Expenses                                  428            428            428              428
                                            -----------------------------------------------------------
Total Expense                                     $ 471          $ 479          $ 486            $ 495

------------------------------
Shares Calculations
------------------------------
Shares Outstanding                                1,088          1,280          1,472            1,693
Less:  New ESOP Adjustment                           47             55             64               73
Less:  Old ESOP Adjustment         (1)               16             19             22               25
Plus:  New SOP 93-6 ESOP Shares    (2)                5              6              6                7
Plus:  Old SOP 93-6 ESOP Shares    (2)                4              5              5                6
                                            -----------------------------------------------------------
Shares for all EPS Calculations                   1,034          1,216          1,399            1,608
                                            ===========================================================
Actual number of shares for EPS               1,033,694      1,216,111      1,398,528        1,608,307
Actual foundation shares                              0              0              0                0

                                                                Post Foundation
                                           ------------------------------------------------------------
                                                                Appraised Value
----------------------------               ------------------------------------------------------------
Conclusion                                  Minimum        Midpoint       Maximum       SuperMaximum
----------------------------               ------------------------------------------------------------
 Shares Issued and Exchanged                  1,088,000      1,280,000      1,472,000        1,692,800
 Price per Share                            $     10.00    $     10.00    $     10.00      $     10.00
 Shares Issued to Foundation                          -              -              -                -
 Total Shares                                 1,088,000      1,280,000      1,472,000        1,692,800
 Exchange Shares                                500,698        589,056        677,415          779,020
 Conversion Shares                              587,302        690,944        794,585          913,780
 Implied Exhange Ratio                           2.5551         3.0060         3.4569           3.9754
 Gross Proceeds                             $ 5,873,020    $ 6,909,440    $ 7,945,850      $ 9,137,800
 Exchange Value                             $ 5,006,980    $ 5,890,560    $ 6,774,150      $ 7,790,200
                                           ------------------------------------------------------------

-------------
MRP Dilution
-------------------------------------------------------------------------------------------------------
Shares Outstanding                            1,088,000      1,280,000      1,472,000        1,692,800
Less:  New ESOP Adjustment                       46,984         55,276         63,567           73,102
Less:  Old ESOP Adjustment                       16,026         18,854         21,682           24,934
Plus:  New MRP issued              (1)           23,492         27,638         31,783           36,551
Plus:  New SOP 93-6 ESOP Shares    (2)            4,698          5,528          6,357            7,310
Plus:  Old SOP 93-6 ESOP Shares                   4,006          4,713          5,420            6,233
                                   (2)
Shares for all EPS Calculations               1,057,186      1,243,749      1,430,311        1,644,858
EPS                                         $      0.53    $      0.45    $      0.39      $      0.34

BV/Share                                    $     10.77    $      9.85    $      9.16      $      8.57
Voting Dilution                                   2.27%          2.27%          2.27%            2.27%
-------------------------------------------------------------------------------------------------------

---------------
Option Dilution
-------------------------------------------------------------------------------------------------------
Shares Outstanding                            1,088,000      1,280,000      1,472,000        1,692,800
Less:  New ESOP Adjustment                       46,984         55,276         63,567           73,102
Less:  Old ESOP Adjustment                       16,026         18,854         21,682           24,934
Plus:  Options                     (1)          108,800        128,000        147,200          169,280
Plus:  New SOP 93-6 ESOP Shares    (2)            4,698          5,528          6,357            7,310
Plus:  Old SOP 93-6 ESOP Shares                   4,006          4,713          5,420            6,233
                                   (2)
Shares for all EPS Calculations               1,142,494      1,344,111      1,545,728        1,777,587
EPS                                         $      0.49    $      0.42    $      0.36      $      0.31

BV/Share                                    $     10.91    $     10.05    $      9.42      $      8.87
Voting Dilution                                  10.53%         10.53%         10.53%           10.53%
-------------------------------------------------------------------------------------------------------

Exhibit 13

                                                   Roebling Financial Corp, Inc.
                                            Pro Forma Analysis Sheet - Six Months Ended
                                                          March 31, 2004
                                                         Includes SOP 93-6
                                           -------------------------------------------------------------------------------------
                                             Bank               Comparables                 State                 National
                                           -------------------------------------------------------------------------------------
                                                            Mean        Median        Mean        Median       Mean      Median
                                                            -----       ------        -----       ------       ----      ------

                                   Min        20.83
Price-Core Earnings Ratio P/E      Mid        23.81          19.51        17.05       18.44         15.80       22.31      16.45
-----------------------------      Max        27.78
                                   Smax       31.25

                                   Min       88.34%
Price-to-Book Ratio P/B            Mid       96.90%        149.10%      137.00%     171.55%       173.75%     153.14%    140.05%
-----------------------            Max      104.28%
                                   Smax     111.61%

                                   Min       88.34%
Price-to-Tangible Book Ratio P/TB  Mid       96.90%        152.44%      140.40%     182.48%       184.40%     171.25%    153.40%
---------------------------------  Max      104.28%
                                   Smax     111.61%

                                   Min       11.79%
Price-to-Assets Ratio P/A          Mid       13.74%         14.14%       15.36%      15.83%        16.38%      14.94%     14.03%
-------------------------          Max       15.65%
                                   Smax      17.80%

Exhibit 13

Valuation Parameters
--------------------------------------------------------------------------------
Six Months Ended                    Y
Period Ended March 31, 2004                                     $ 239 (1)
--------------------------------------------------------------------------------
Pre-Conversion Book Value           B
As of March 31, 2004                                          $ 7,513
--------------------------------------------------------------------------------
Pre-Conversion Assets               A
As of March 31, 2004                                         $ 87,485
--------------------------------------------------------------------------------
Return on Money                     R                            1.16% (2)
--------------------------------------------------------------------------------
Conversion Expenses                                             $ 479
                                    X                            3.74% (3)
--------------------------------------------------------------------------------
Proceeds Not Invested                                           $ 829 (4)
--------------------------------------------------------------------------------
Estimated ESOP Borrowings                                       $ 553
ESOP Purchases                      E                            8.00% (5)
Cost of ESOP Borrowings                                          $ 55 (5)
Cost of ESOP Borrowings             S                            0.00% (5)
Amort of ESOP Borrowings            T                              10 Years
--------------------------------------------------------------------------------
Amort of MRP Amount                 N                               5 Years
Estimated MRP Amount                                            $ 276 (6)
MRP Purchases                       M                            3.99%
MRP Expense                                                      $ 55
--------------------------------------------------------------------------------
Foundation Amount                                                 $ - (7)
Foundation Amount                   F                            0.00% 0.00%
Foundation Opportunity Cost                                       $ -
Tax Benefit                         Z                             $ - (8)
--------------------------------------------------------------------------------
Tax Rate                           TAX                          39.94%
--------------------------------------------------------------------------------
Percentage Sold                    PCT                          53.98%
--------------------------------------------------------------------------------
Amount to be issued to Public                                 $ 6,909 (9)
--------------------------------------------------------------------------------
Earnings Multiple                                                   6
--------------------------------------------------------------------------------

(1)  Net income for the 6 months ended March 31, 2004.
(2) Net Return assumes a reinvestment rate of 1.93 percent (the 1 year Treasury at March 31, 2004), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 13
                                                           Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                     =          $12,800,000
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                   =          $12,800,000
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                             =          $12,800,000
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

                                 Total Shares      Price          Total
Conclusion                          Shares       Per Share        Value

Appraised Value - Midpoint           1,280,000      $ 10       $12,800,000

Range:
  - Minimum                          1,088,000      $ 10        10,880,000
  - Maximum                          1,472,000        10        14,720,000
  - Super Maximum                    1,692,800        10        16,928,000

                                                                Pre Foundation
                                            -----------------------------------------------------------
                                                                Appraised Value
                                            -----------------------------------------------------------
Conclusion                                  Minimum       Midpoint       Maximum      SuperMaximum *
                                            -----------------------------------------------------------
 Total Shares                                1,088,000      1,280,000      1,472,000          1,692,800
 Price per Share                                  $ 10           $ 10           $ 10              $ 10
 Full Conversion Value                     $10,880,000    $12,800,000    $14,720,000      $ 16,928,000
 Exchange Shares                               500,698        589,056        677,415           779,020
 Exchange Percent                               46.02%         46.02%         46.02%            46.02%
 Conversion Shares                             587,302        690,944        794,585           913,780
 Conversion Percent                             53.98%         53.98%         53.98%            53.98%
 Gross Proceeds                            $ 5,873,020    $ 6,909,440    $ 7,945,850       $ 9,137,800
 Exchange Value                            $ 5,006,980    $ 5,890,560    $ 6,774,150       $ 7,790,200
 Exchange Ratio                                 2.5551         3.0060         3.4569            3.9754

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 13

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
------------------------------              -----------------------------------------------------------
Conversion Proceeds                         Minimum       Midpoint       Maximum         SuperMax
------------------------------              -----------------------------------------------------------
Total Shares Offered                         1,088,000      1,280,000      1,472,000         1,692,800
Conversion Shares Offered                      587,302        690,944        794,585           913,780
Price Per Share                                   $ 10           $ 10           $ 10              $ 10
                                            -----------------------------------------------------------
Gross Proceeds                              $    5,873     $    6,909     $    7,946        $    9,138
Plus: Value issued to Foundation   (9)               -              -              -                 -
                                            -----------------------------------------------------------
Pro Forma Market Capitalization                  5,873          6,909          7,946             9,138
                                            ===========================================================
Gross Proceeds                                   5,873          6,909          7,946             9,138
Less:  Est. Conversion Expenses                    471            479            486               495
Less:  Cash issued to the Foundation                 -              -              -                 -
                                            -----------------------------------------------------------
Net Proceeds                                $    5,402     $    6,430     $    7,460        $    8,643
                                            ===========================================================
------------------------------
Estimated Income from Proceeds
------------------------------
Net Conversion Proceeds                     $    5,402     $    6,430     $    7,460        $    8,643
Less:  ESOP Adjustment             (3)             470            553            636               731
Less:  MRP Adjustment              (3)             235            276            318               366
                                            -----------------------------------------------------------
Net Proceeds Reinvested                     $    4,697     $    5,601     $    6,506        $    7,546
Estimated Incremental Rate of Return             1.16%          1.16%          1.16%             1.16%
                                            -----------------------------------------------------------
Estimated Incremental Return                $       27     $       32           $ 38              $ 44
Less:  Cost of ESOP                (4)               -              -              -                 -
Less:  Amortization of ESOP        (7)              14             17             19                22
Less:  MRP Adjustment              (7)              14             17             19                22
                                            -----------------------------------------------------------
Pro Forma Net Income                                (1)            (2)             -                 -
Earnings Before Conversion                         239            239            239               239
                                            -----------------------------------------------------------
Earnings Excluding Adjustment                      238            237            239               239
Earnings Adjustment                (6)               -              -              -                 -
                                            -----------------------------------------------------------
Earnings After Conversion                   $      238     $      237     $      239        $      239
                                            -----------------------------------------------------------

Exhibit 13

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
                                            -----------------------------------------------------------
                                            Minimum       Midpoint       Maximum         SuperMax
                                            -----------------------------------------------------------
------------------------------
Pro Forma Net Worth
------------------------------
Net Worth at March 31, 2004                   $  7,513       $  7,513       $  7,513          $  7,513
Net Conversion Proceeds                          5,402          6,430          7,460             8,643
Plus: MHC Adjustment               (7)              96             96             96                96
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Adjustment             (1)            (470)          (553)          (636)             (731)
Less:  MRP Adjustment              (2)            (235)          (276)          (318)             (366)
                                            -----------------------------------------------------------
Pro Forma Net Worth                           $ 12,306       $ 13,210       $ 14,115          $ 15,155

------------------------------
Pro Forma Tangible Net Worth
------------------------------
Pro Forma Net Worth                           $ 12,306       $ 13,210       $ 14,115          $ 15,155
Less:  Intangible                  (5)               -              -              -                 -
                                            -----------------------------------------------------------
Pro Forma Tangible Net Worth                  $ 12,306       $ 13,210       $ 14,115          $ 15,155

------------------------------
Pro Forma Assets
------------------------------
Total Assets at March 31, 2004                $ 87,485       $ 87,485       $ 87,485          $ 87,485
Net Conversion Proceeds                          5,402          6,430          7,460             8,643
Plus: MHC Adjustment               (7)              96             96             96                96
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Adjustment             (1)            (470)          (553)          (636)             (731)
Less:  MRP Adjustment              (2)            (235)          (276)          (318)             (366)
                                            -----------------------------------------------------------
Pro Forma Assets Excluding Adjustment           92,278         93,182         94,087            95,127
Plus:  Adjustment                  (6)               -              -              -                 -
                                            -----------------------------------------------------------
Pro Forma Total Assets                        $ 92,278       $ 93,182       $ 94,087          $ 95,127
                                            -----------------------------------------------------------
------------------------------
Stockholder's Equity Per Share
------------------------------
Net Worth at March 31, 2004                   $   6.91       $   5.87       $   5.10          $   4.44
Estimated Net Proceeds                            4.97           5.02           5.07              5.11
Plus: MHC Adjustment                              0.09           0.08           0.07              0.06
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Stock                                (0.43)         (0.43)         (0.43)            (0.43)
Less:  MRP Stock                                 (0.22)         (0.22)         (0.22)            (0.22)
                                            -----------------------------------------------------------
Pro Forma Net Worth Per Share                    11.32          10.32           9.59              8.96
Less:  Intangible                                    -              -              -                 -
                                            -----------------------------------------------------------
Pro Forma Tangible Net Worth Per Share        $  11.32       $  10.32       $   9.59          $   8.96
                                            -----------------------------------------------------------

Exhibit 13

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
                                            -----------------------------------------------------------
                                            Minimum       Midpoint       Maximum         SuperMax
                                            -----------------------------------------------------------
----------------------------
Net Earnings Per Share
----------------------------
Historical Earnings Per Share      (8)          $ 0.23         $ 0.20         $ 0.17            $ 0.15
Incremental return Per Share       (8)            0.03           0.03           0.03              0.03
ESOP Adjustment Per Share          (8)           (0.01)         (0.01)         (0.01)            (0.01)
MRP Adjustment Per Share           (8)           (0.01)         (0.01)         (0.01)            (0.01)
Normalizing Adjustment Per Share                     -              -              -                 -
                                            -----------------------------------------------------------
Pro Forma Earnings Per Share       (8)          $ 0.24         $ 0.21         $ 0.18            $ 0.16

----------------------------
Shares Utilized
----------------------------
Shares Utilized                                  1,031          1,213          1,395             1,605

----------------------------
Pro Forma Ratios
----------------------------
Price/EPS without Adjustment                     20.83          23.81          27.78             31.25
Price/EPS with Adjustment                        20.83          23.81          27.78             31.25
Price/Book Value per Share                      88.34%         96.90%        104.28%           111.61%
Price/Tangible Book Value                       88.34%         96.90%        104.28%           111.61%
Market Value/Assets                             11.79%         13.74%         15.65%            17.80%
                                            -----------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

Exhibit 13

--------------------------------
Expense Calculations
--------------------------------
Total Shares Offered                               587            691            795               914
Price Per Share                             $       10     $       10     $       10        $       10
                                            -----------------------------------------------------------
Gross Proceeds                              $    5,873     $    6,909     $    7,946        $    9,138
Estimated Insider Purchases                          -              -              -                 -
ESOP Purchases                                    (470)          (553)          (636)             (731)
                                            -----------------------------------------------------------
Proceeds to Base Fee On                     $    5,403     $    6,356     $    7,310        $    8,407
Underwriters Percentage                          0.80%          0.80%          0.80%             0.80%
                                            -----------------------------------------------------------
Underwriters Fee                            $       43     $       51     $       58        $       67
Advisory Fee                                         -              -              -                 -
                                            -----------------------------------------------------------
Total Underwriters Fee                              43             51             58                67
All Other Expenses                                 428            428            428               428
                                            -----------------------------------------------------------
Total Expense                               $      471     $      479     $      486        $      495
--------------------------------
Shares Calculations
--------------------------------
Shares Outstanding                               1,088          1,280          1,472             1,693
Less:  New ESOP Adjustment                          47             55             64                73
Less:  Old ESOP Adjustment         (1)              14             16             19                22
Plus:  New SOP 93-6 ESOP Shares    (2)               2              3              3                 4
Plus:  Old SOP 93-6 ESOP Shares    (2)               2              2              3                 3
                                            -----------------------------------------------------------
Shares for all EPS Calculations                  1,031          1,213          1,395             1,605
                                            ===========================================================

Actual number of shares for EPS              1,031,346      1,213,348      1,395,350         1,604,653
Actual foundation shares                             0              0              0                 0

                                                                Post Foundation
                                                                Appraised Value
                                            -----------------------------------------------------------
Conclusion                                  Minimum       Midpoint       Maximum       SuperMaximum
                                            -----------------------------------------------------------
 Shares Issued and Exchanged                 1,088,000      1,280,000      1,472,000         1,692,800
 Price per Share                                  $ 10           $ 10           $ 10              $ 10
 Shares Issued to Foundation                         -              -              -                 -
 Total Shares                                1,088,000      1,280,000      1,472,000         1,692,800
 Exchange Shares                               500,698        589,056        677,415           779,020
 Conversion Shares                             587,302        690,944        794,585           913,780
 Implied Exhange Ratio                          2.5551         3.0060         3.4569            3.9754
 Gross Proceeds                            $ 5,873,020    $ 6,909,440    $ 7,945,850       $ 9,137,800
 Exchange Value                            $ 5,006,980    $ 5,890,560    $ 6,774,150       $ 7,790,200
                                            -----------------------------------------------------------

Exhibit 13

--------------------------
MRP Dilution
-------------------------------------------------------------------------------------------------------
Shares Outstanding                           1,088,000      1,280,000      1,472,000         1,692,800
Less:  New ESOP Adjustment                      46,984         55,276         63,567            73,102
Less:  Old ESOP Adjustment                      14,022         16,497         18,971            21,817
Plus:  New MRP issued              (1)          23,492         27,638         31,783            36,551
Plus:  New SOP 93-6 ESOP Shares    (2)           2,349          2,764          3,178             3,655
Plus:  Old SOP 93-6 ESOP Shares                  2,003          2,357          2,710             3,117
                                   (2)
Shares for all EPS Calculations              1,054,838      1,240,986      1,427,133         1,641,204
EPS                                         $     0.23     $     0.19     $     0.17        $     0.15

BV/Share                                    $    11.07     $    10.10     $     9.39        $     8.76
Voting Dilution                                  2.28%          2.28%          2.28%             2.28%
-------------------------------------------------------------------------------------------------------

--------------------------

Option Dilution
-------------------------------------------------------------------------------------------------------
Shares Outstanding                           1,088,000      1,280,000      1,472,000         1,692,800
Less:  New ESOP Adjustment                      46,984         55,276         63,567            73,102
Less:  Old ESOP Adjustment                      14,022         16,497         18,971            21,817
Plus:  Options                     (1)         108,800        128,000        147,200           169,280
Plus:  New SOP 93-6 ESOP Shares    (2)           2,349          2,764          3,178             3,655
Plus:  Old SOP 93-6 ESOP Shares                  2,003          2,357          2,710             3,117
                                   (2)
Shares for all EPS Calculations              1,140,146      1,341,348      1,542,550         1,773,933
EPS                                         $     0.21     $     0.18     $     0.15        $     0.13

BV/Share                                    $    11.19     $    10.29     $     9.63        $     9.05
Voting Dilution                                 10.55%         10.55%         10.55%            10.55%
-------------------------------------------------------------------------------------------------------

                                     Page 8

                                                                     Page 1 of 6

                    Exhibit 14
Selected Financial Data for Illiquid Comparables
                                                                             Corporate
                                                      ---------------------------------------------------------

                                                                                           Number
                                                                                             of        IPO
    Ticker                 Short Name                  Exchange        City       State   Offices     Date
---------------------------------------------------------------------------------------------------------------
                       Comparable Thrift Data
ABKD           American Bank Holdings, Inc.           OTC BB      Silver Spring  MD              4          NA
BUCS           BUCS Financial Corp                    OTC BB      Owings Mills   MD              3  03/15/2001
FNSW           Farnsworth Bancorp, Inc.               OTC BB      Bordentown     NJ              4  09/30/1998
NTNY           Nittany Financial Corp.                OTC BB      State College  PA              4  10/23/1998
RSVI           RSV Bancorp, Inc.                      OTC BB      Pittsburgh     PA              1  04/08/2002
SEFL           SE Financial Corp.                     OTC BB      Philadelphia   PA              2  05/06/2004
---------------------------------------------------------------------------------------------------------------
               Average
---------------
               Median
               Maximum
               Minimum

ROEB           Roebling Financial Corp, Inc. (MHC)    OTC BB      Roebling       NJ              3  10/02/1997

               Variance to the Comparable Median

                                                         Page 1 of 6 (Continued)

                                                                Key Financial Data for the Most Recent Quarter
                                                 -------------------------------------------------------------------------------

---------------
                                                    Total        Loans/        Loans/     Securities     Deposits/       Borrowings/
                                                   Assets      Deposits        Assets         Assets        Assets       Assets
    Ticker                 Short Name               ($000)           (%)           (%)            (%)           (%)          (%)
--------------------------------------------------------------------------------------------------------------------------------
                       Comparable Thrift Data
ABKD           American Bank Holdings, Inc.       236,767         95.57         63.48          19.06         66.42        26.26
BUCS           BUCS Financial Corp                121,786         86.96         66.03          20.51         75.93        15.22
FNSW           Farnsworth Bancorp, Inc.            96,196         74.83         68.17          18.46         91.11         0.92
NTNY           Nittany Financial Corp.            266,215         82.87         73.98          18.56         89.28         4.61
RSVI           RSV Bancorp, Inc.                   76,421         65.39         46.98          48.30         71.85        10.90
SEFL           SE Financial Corp.                 128,668         76.23         42.56          29.66         55.84        12.91
------------------------------------------------------------------------------------------------------------------------------------
               Average                            154,342         80.31         60.20          25.76         75.07        11.80
               Median                             125,227         79.55         64.76          19.79         73.89        11.91
               Maximum                            266,215         95.57         73.98          48.30         91.11        26.26
               Minimum                             76,421         65.39         42.56          18.46         55.84         0.92

ROEB           Roebling Financial Corp, Inc. (MHC) 87,485         75.00         67.18          25.19         90.27            -

               Variance to the Comparable Median  (37,742)        (4.55)         2.42           5.41         16.38       (11.91)

                                                              Capital for the Most Recent Quarter
                                                    ----------------------------------------------------------
                                                                 Tangible Intangible Core Capital/   Equity +
                                                      Equity/     Equity/   Assets/       Tangible  Reserves/
                                                       Assets Tang Assets    Equity         Assets     Assets
    Ticker                 Short Name                      (%)         (%)       (%)           (%)        (%)
--------------------------------------------------------------------------------------------------------------
                       Comparable Thrift Data
ABKD           American Bank Holdings, Inc.              6.45        6.45         -           7.19      7.09
BUCS           BUCS Financial Corp                       8.31        7.97      4.49             NA      8.82
FNSW           Farnsworth Bancorp, Inc.                  7.20        7.20         -           6.61      7.63
NTNY           Nittany Financial Corp.                   5.76        5.13     11.50           5.20      6.44
RSVI           RSV Bancorp, Inc.                        16.47       16.47         -          11.62     16.71
SEFL           SE Financial Corp.                        6.17        6.17         -             NA      6.39
--------------------------------------------------------------------------------------------------------------
               Average                                   8.39        8.23      2.67           7.66      8.85
               Median                                    6.83        6.83         -           6.90      7.36
               Maximum                                  16.47       16.47     11.50          11.62     16.71
               Minimum                                   5.76        5.13         -           5.20      6.39

ROEB           Roebling Financial Corp, Inc. (MHC)       8.59        8.59         -           8.24      9.15

               Variance to the Comparable Median         1.77        1.77         -           1.34      1.79



                                                         Page 2 of 6 (Continued)


                                                                         Asset Quality for the Most Recent Quarter
                                                   -------------------------------------------------------------------------------
                                                      NPLs/      Reserves/         NPAs/         NPAs/     Reserves/     Reserves/
                                                      Loans           NPLs        Assets        Equity         Loans     NPAs + 90
    Ticker                 Short Name                   (%)            (%)           (%)           (%)           (%)           (%)
----------------------------------------------------------------------------------------------------------------------------------
                       Comparable Thrift Data
ABKD           American Bank Holdings, Inc.           0.63         135.03          0.66         10.29          0.85         96.50
BUCS           BUCS Financial Corp                    0.13         572.90          0.09          1.06          0.76        572.90
FNSW           Farnsworth Bancorp, Inc.               0.31         203.47          0.21          2.91          0.63        146.79
NTNY           Nittany Financial Corp.                  NA             NA            NA            NA          0.92            NA
RSVI           RSV Bancorp, Inc.                        NA             NA            NA            NA          0.53        177.57
SEFL           SE Financial Corp.                     0.26         195.14          0.14          2.24          0.51        141.92
------------------------------------------------------------------------------------------------------------------------------------
               Average                                0.33         276.64          0.28          4.13          0.70        227.14
               Median                                 0.29         199.31          0.18          2.58          0.70        146.79
               Maximum                                0.63         572.90          0.66         10.29          0.92        572.90
               Minimum                                0.13         135.03          0.09          1.06          0.51         96.50

ROEB           Roebling Financial Corp, Inc. (MHC)    0.20         407.50          0.14          1.60          0.83        407.50

               Variance to the Comparable Median     (0.09)        208.20         (0.04)        (0.98)         0.14        260.71


                                                                     Page 3 of 6

                                                   Profitability for the Most Recent Quarter
                                                  -----------------------------------------

                                                          Return on      Return on
                                                         Avg Assets     Avg Equity
    Ticker                 Short Name                            (%)            (%)
-----------------------------------------------------------------------------------
                       Comparable Thrift Data
ABKD           American Bank Holdings, Inc.                    0.83          13.26
BUCS           BUCS Financial Corp                             0.31           3.66
FNSW           Farnsworth Bancorp, Inc.                        0.63           8.81
NTNY           Nittany Financial Corp.                         0.78          13.10
RSVI           RSV Bancorp, Inc.                               1.09           6.52
SEFL           SE Financial Corp.                              0.65           7.45
--------------------------------------------------------------------------------------
               Average                                         0.72           8.80
               Median                                          0.72           8.13
               Maximum                                         1.09          13.26
               Minimum                                         0.31           3.66

ROEB           Roebling Financial Corp, Inc. (MHC)             0.54           6.52

               Variance to the Comparable Median              (0.18)         (1.61)


                                                                     Page 3 of 6

                                                                Income Statement for the Most Recent Quarter
                                                ------------------------------------------------------------------------------------
                                             Yield on                  Net         Net  Noninterest Noninterest
                                             Ave Earn   Cost of   Interest    Interest      Income/    Expense/ Efficiency Overhead
                                               Assets     Funds     Spread      Margin   Avg Assets  Avg Assets      Ratio    Ratio
    Ticker             Short Name               (%)       (%)        (%)         (%)          (%)         (%)        (%)     (%)
------------------------------------------- ----------------------------------------------------------------------------------------
               Comparable Thrift Data
ABKD   American Bank Holdings, Inc.             5.73      2.24       3.49        3.52         2.41        4.18      68.80     46.01
BUCS   BUCS Financial Corp                      5.09      2.09       3.00        2.95         2.71        4.86      88.31     76.81
FNSW   Farnsworth Bancorp, Inc.                   NA        NA         NA        4.20         0.40        3.27      73.61     70.98
NTNY   Nittany Financial Corp.                  5.25      2.27       2.98        3.03         1.14        2.66      65.13     51.59
RSVI   RSV Bancorp, Inc.                        5.26        NA         NA        3.23         0.15        1.90      57.51     55.50
SEFL   SE Financial Corp.                       5.74      2.79       2.95        2.75         0.42        2.53      71.31     67.46
------------------------------------------------------------------------------------------------------------------------------------
       Average                                  5.41      2.35       3.11        3.28         1.21        3.23      70.78     61.39
       Median                                   5.26      2.26       2.99        3.13         0.78        2.97      70.06     61.48
       Maximum                                  5.74      2.79       3.49        4.20         2.71        4.86      88.31     76.81
       Minimum                                  5.09      2.09       2.95        2.75         0.15        1.90      57.51     46.01

ROEB   Roebling Financial Corp, Inc. (MHC)      5.08      1.34       3.74        3.98         0.51        3.30      77.05     73.92

       Variance to the Comparable Median       (0.18)    (0.92)      0.75        0.85        (0.27)       0.33       6.99     12.44


                                                           Balance Sheet Growth for the Most
                                                                       Recent Quarter
                                                        -------------------------------------
                                                              Asset         Loan     Deposit
                                                             Growth       Growth      Growth
                                                               Rate         Rate        Rate
    Ticker                 Short Name                           (%)          (%)         (%)
------------------------------------------------------  -------------------------------------
                       Comparable Thrift Data
ABKD           American Bank Holdings, Inc.                   (0.20)       22.27        1.92
BUCS           BUCS Financial Corp                            11.72        13.69       39.39
FNSW           Farnsworth Bancorp, Inc.                       17.23        10.87       17.17
NTNY           Nittany Financial Corp.                        28.37        27.03       30.37
RSVI           RSV Bancorp, Inc.                              24.56         2.41       25.61
SEFL           SE Financial Corp.                            196.91        23.94        6.78
------------------------------------------------------  -------------------------------------
               Average                                        46.43        16.70       20.21
               Median                                         20.90        17.98       21.39
               Maximum                                       196.91        27.03       39.39
               Minimum                                        (0.20)        2.41        1.92

ROEB           Roebling Financial Corp, Inc. (MHC)            (0.59)       12.32        1.45

               Variance to the Comparable Median             (21.49)       (5.66)     (19.94)


                                                                               Market Data
                                               -------------------------------------------------------------------------------------
                                                                                                       Publicly         Tangible
                                                Market         Price         Price          Price      Reported     Publicly Rep
                                                 Value     Per Share          High            Low    Book Value       Book Value
Ticker             Short Name                      ($)           ($)           ($)            ($)           ($)              ($)
------------------------------------------------------------------------------------------------------------------------------------
               Comparable Thrift Data
ABKD       American Bank Holdings, Inc.          15.00          7.75          8.10          7.65          7.88             7.88
BUCS       BUCS Financial Corp                   10.40         26.00         26.00         26.00         25.25            24.11
FNSW       Farnsworth Bancorp, Inc.               8.70         16.50         17.75         16.50         13.14            13.14
NTNY       Nittany Financial Corp.               45.70         23.75         25.10         22.50          7.97             7.05
RSVI       RSV Bancorp, Inc.                     11.60         16.25         19.00         16.25         17.67            17.67
SEFL       SE Financial Corp.                    25.00          9.65         10.50          9.25            NA               NA
------------------------------------------------------------------------------------------------------------------------------------
           Average                               19.40         16.65         17.74         16.36         14.38            13.97
           Median                                13.30         16.38         18.38         16.38         13.14            13.14
           Maximum                               45.70         26.00         26.00         26.00         25.25            24.11
           Minimum                                8.70          7.75          8.10          7.65          7.88             7.05

ROEB       Roebling Financial Corp, Inc. (MHC)   13.75         37.00         40.50         29.00         17.66            17.66

           Variance to the Comparable Median      0.45         20.63         22.13         12.63          4.52             4.52


                                           Dividends                                          Current Pricing Data as of 8/2/04
                                  ------------------------ ------------------------------------------------------------------------
                                     Current  LTM Dividend              Price/           Price/       Price/  Price/ Tang
                                    Dividend        Payout    Price/      Core  Price/      LTM Publicly Rep Publicly Rep  Price/
                                       Yield         Ratio  Earnings  Earnings LTM EPS Core EPS   Book Value   Book Value   Assets
Ticker      Short Name                   ($)           (%)       (x)       (x)     (x)     (x)           (%)           (%)       (%)
--------------------------------  ------------------------ ------------------------------------------------------------------------
          Comparable Thrift Data
ABKD   American Bank Holdings, Inc.       -             -       7.80     8.10   11.70   11.10         98.30         98.30     6.34
BUCS   BUCS Financial Corp                -             -      27.10    27.10   22.20   22.40        103.00        107.80     8.56
FNSW   Farnsworth Bancorp, Inc.        0.61          7.84      14.70    16.80   14.10   17.50        125.60        125.60     9.05
NTNY   Nittany Financial Corp.            -             -      24.70    24.70   26.10   26.30        298.00        336.70    17.17
RSVI   RSV Bancorp, Inc.               1.85         22.73      13.50    16.80   14.80   15.80         91.90         91.90    15.14
SEFL   SE Financial Corp.                 -            NA         NA       NA      NA      NA            NA            NA       NA
-------------------------------------
       Average                         0.41          6.11      17.56    18.70   17.78   18.62        143.36        152.06    11.25

       Median                             -             -      14.70    16.80   14.80   17.50        103.00        107.80     9.05

       Maximum                         1.85         22.73      27.10    27.10   26.10   26.30        298.00        336.70    17.17

       Minimum                            -             -       7.80     8.10   11.70   11.10         91.90         91.90     6.34


ROEB   Roebling Financial
         Corp, Inc. (MHC)                 -             -         NA       NA      NA      NA            NA            NA       NA
       Variance to the
         Comparable Median                -             -         NA       NA      NA      NA            NA            NA       NA

                                                Productivity
                                                Full Time
                                                Equivalent
                                                Employees
    Ticker                 Short Name              LTM
------------------------------------------------------
                       Comparable Thrift Data
ABKD           American Bank Holdings, Inc.         62
BUCS           BUCS Financial Corp                  42
FNSW           Farnsworth Bancorp, Inc.             33
NTNY           Nittany Financial Corp.              55
RSVI           RSV Bancorp, Inc.                     9
SEFL           SE Financial Corp.                   NA
------------------------------------------------------
               Average                              40
               Median                               42
               Maximum                              62
               Minimum                               9

ROEB           Roebling Financial Corp, Inc. (MHC)  NA

               Variance to the Comparable Median    NA